UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN

PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant To Section 14(a) of the

Securities Exchange Act of 1934

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Juniper Pharmaceuticals, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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June 22, 2016

Dear Stockholder:

You are cordially invited to attend the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) of Juniper Pharmaceuticals, Inc. (“Juniper” or the “Company”) on Wednesday, July 27, 2016, at 9:00 A.M. Eastern Time at The Godfrey Hotel, 505 Washington Street, Boston, Massachusetts 02111.

Your Board of Directors recommends a vote “FOR” the election of each of the seven nominees for director, “FOR” the ratification of the appointment of our independent registered public accounting firm, “FOR” the approval of the Amended and Restated 2015 Long-Term Incentive Plan, and “FOR” the advisory vote to approve the compensation of our named executive officers, as disclosed in the accompanying Proxy Statement.

We hope you can join us at this meeting. As a stockholder, your participation in the affairs of Juniper is important, regardless of the number of shares you hold. Therefore, whether or not you are able to personally attend, please vote your shares as soon as possible by completing and returning the enclosed proxy card, or, if you hold your shares in street name and the firm that holds your shares offers voting by internet or telephone, by voting online or by telephone, using the procedures described in the voting instruction form provided by your broker or nominee. If you decide to attend the Annual Meeting, you will be able to vote in person even if you have previously voted.

Our 2015 Annual Report and Proxy Statement for the Annual Meeting are enclosed. We hope you find them informative reading.

On behalf of the Board of Directors, we would like to express our appreciation for your continued interest in the affairs of Juniper.

Sincerely yours,

Frank C. Condella Jr.

President and Chief Executive Officer

James A. Geraghty

Chairman of the Board of Directors

33 Arch Street, Suite 3110, Boston, Massachusetts 02110

TEL: (617) 639-1500 FAX: (617) 482-0618 http://www.juniperpharma.com

JUNIPER

PHARMACEUTICALS, INC

NOTICE OF 2016 ANNUAL MEETING OF STOCKHOLDERS

TIME	9:00 A.M. Eastern Time on Wednesday, July 27, 2016

PLACE	The Godfrey Hotel
505 Washington Street
Boston, MA 02111

ITEMS OF BUSINESS	1. To elect seven members to the Board of Directors.

2. To ratify the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2016.

3. To approve the Company’s Amended and Restated 2015 Long-Term Incentive Plan.

4. To conduct an advisory vote to approve the compensation of our named executive officers, as disclosed in the accompanying Proxy Statement.

RECORD DATE	You are entitled to vote at the 2016 Annual Meeting of Stockholders (the “Annual Meeting”) and any adjournment thereof if you were a stockholder at the close of business on June 13, 2016.

ANNUAL REPORT	Our 2015 Annual Report is enclosed and is a part of our proxy materials being provided to you.

Pursuant to rules promulgated by the U.S. Securities and Exchange Commission, we have elected to provide access to our proxy materials by sending you this full set of proxy materials, including a proxy card, and notifying you of the availability of our proxy materials on the Internet. This Proxy Statement and our 2015 Annual Report are available at: http://www.astproxyportal.com/ast/18460/.

By Order of the Board of Directors

George O. Elston

Corporate Secretary

June 22, 2016

IMPORTANT

IT IS IMPORTANT THAT YOU RETURN YOUR PROXY PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING, PLEASE DATE, SIGN AND COMPLETE THE ENCLOSED PROXY CARD AND RETURN IT IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

IF YOUR BROKER PROVIDES FOR VOTING ONLINE OR BY TELEPHONE, YOU MAY VOTE ONLINE OR BY TELEPHONE USING THE PROCEDURES DESCRIBED IN THE ACCOMPANYING VOTING INSTRUCTION FORM PROVIDED BY YOUR BROKER.

SUBMITTING YOUR PROXY NOW WILL NOT PREVENT YOU FROM VOTING YOUR SHARES AT THE ANNUAL MEETING, IF YOU DESIRE TO DO SO, AS YOUR PROXY IS REVOCABLE AT YOUR OPTION.

Important Notice Regarding the Availability of Proxy Materials for Juniper Pharmaceuticals, Inc.’s

2016 Annual Meeting of Stockholders to be Held on Wednesday, July 27, 2016

This Proxy Statement and our 2015 Annual Report are available at

http://www.astproxyportal.com/ast/18460/

In accordance with rules of the Securities and Exchange Commission, this website does not use “cookies”, track the identity of anyone accessing the website to view the proxy materials, or gather any personal information.

ATTENDANCE AND VOTING MATTERS

Q:	Why am I receiving these materials?

A:	The Board of Directors (the “Board”) of Juniper Pharmaceuticals, Inc. (“Juniper,” the “Company,” “we,” “our,” or “us,” as the context requires) is providing this proxy statement (this “Proxy Statement”) and accompanying proxy card to solicit your proxy in connection with Juniper’s 2016 Annual Meeting of Stockholders (the “Annual Meeting”), which will take place on Wednesday, July 27, 2016. The Board is requesting your vote on the proposals described in this Proxy Statement. This Proxy Statement and the accompanying proxy card, or voting instruction form, as applicable, are being distributed on or about June 22, 2016.

Q:	Who is soliciting the proxies?

A:	We are soliciting proxies in the form enclosed on behalf of the Board. Our Board has selected the persons named on the enclosed proxy card (the “Named Proxies”) to vote all shares for which the Company has been appointed to act as proxy at the Annual Meeting. The Named Proxies will vote any properly executed proxy, if received in time and not revoked, at the Annual Meeting in accordance with your directions. The Named Proxies will vote any signed proxy that fails to specify a choice on any proposal to be acted upon at the Annual Meeting in accordance with the Board’s voting recommendations (as described below in “What are the Board’s voting recommendations?”, and, in the Named Proxies’ discretion, FOR or AGAINST such other business as may properly come before the Annual Meeting or any adjournment or adjournments thereof.

Q:	What information is contained in these materials?

A:	This Proxy Statement contains information related to the proposals to be voted on at the Annual Meeting, the voting process, the compensation of directors and Juniper’s most highly paid executive officers, and other required information. We have also enclosed for your review Juniper’s Annual Report on Form 10-K for the fiscal year ending December 31, 2015 (the “2015 Annual Report”), which contains financial and other information about our business during our last fiscal year.

Q:	What proposals will be voted on at the Annual Meeting?

A:	There are four matters on which a vote is scheduled at the Annual Meeting:

•	The election of seven directors to the Board;

•	The ratification of the appointment of PricewaterhouseCoopers LLP as Juniper’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

•	A proposal to approve the Company’s Amended and Restated 2015 Long-Term Incentive Plan; and

•	A non-binding, advisory vote to approve the compensation of our named executive officers, as disclosed in this Proxy Statement (“say-on-pay”).

We will also consider and vote upon any other business properly brought before the Annual Meeting, or any adjournment or postponement thereof.

Q:	What are the Board’s voting recommendations?

A:	The Board recommends that you vote your shares:

•	FOR the election of each of the seven nominees named herein to the Board;

•	FOR the ratification of the appointment of PricewaterhouseCoopers LLP as Juniper’s independent registered public accounting firm for the fiscal year ending December 31, 2016;

•	FOR the Company’s Amended and Restated 2015 Long-Term Incentive Plan; and

•	FOR the approval of the non-binding, advisory say-on-pay vote to approve the compensation of our named executive officers, as disclosed in this Proxy Statement.

Q:	What shares may I vote?

A:	You may vote all shares of Juniper’s Common Stock, par value $0.01 per share (“Common Stock”), and Series B Convertible Preferred Stock, par value $0.01 per share (“Series B Preferred Stock”), that you owned as of the close of business on June 13, 2016 (the “Record Date”). These shares include:

1.	those held directly in your name as the stockholder of record; and

2.	those held for you as the beneficial owner through a bank, broker, or other nominee at the close of business on the Record Date.

Each share of Common Stock is entitled to one vote. Each share of Series B Preferred Stock is entitled to 2.5 votes (which is the number of shares of Common Stock into which each share of Series B Preferred Stock is convertible). Juniper’s Series C Convertible Preferred Stock has no voting rights.

On the Record Date, there were approximately 10,802,819 shares of Common Stock issued and outstanding and 130 shares of Series B Preferred Stock issued and outstanding.

Q:	What is the difference between holding shares as a stockholder of record and as a beneficial owner?

A:	Most Juniper stockholders hold their shares through a bank, broker or other nominee rather than directly in their own name. As summarized below, there are some distinctions between shares held of record and those owned beneficially.

Stockholder of Record

If your shares are registered directly in your name with Juniper’s transfer agent, American Stock Transfer & Trust Company LLC (the “Transfer Agent”), you are considered, with respect to those shares, the stockholder of record and we are sending these proxy materials directly to you. As the stockholder of record, you have the right to vote your shares in person at the Annual Meeting or grant a proxy to vote your shares to the Company or any other person who will appear in person at the Annual Meeting, and any adjournment and postponement thereof, and vote your shares on your behalf. Stockholders of record are requested to complete, date, sign and return (in the prepaid envelope provided for this purpose) the enclosed form of proxy for your shares, giving the Company the right to vote your shares for you at the Annual Meeting, as you direct.

Beneficial Owner

If you hold shares in a stock brokerage account or through a bank, broker or other nominee, you are considered the beneficial owner of shares held in street name, and your bank, broker or nominee is forwarding these proxy materials to you. Your bank, broker, or nominee is considered, with respect to those shares, the stockholder of record. As the beneficial owner, you have the right to direct your bank, broker, or other nominee on how to vote your shares, but because you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you obtain a signed proxy from the record holder giving you the right to vote the shares. As a beneficial owner, you are, however, welcome to attend the Annual Meeting. Your bank, broker, or nominee has enclosed a voting instruction form for you to use.

Q:	May I attend the Annual Meeting in person?

A:	You are invited to attend the Annual Meeting and we encourage all stockholders of Juniper to attend the Annual Meeting.

All stockholders attending the Annual Meeting will be asked to present a form of photo identification, such as a driver’s license, in order to be admitted to the meeting. All bags or packages permitted in the meeting room will be subject to inspection. No cameras, computers, recording equipment, other similar electronic devices, signs, placards, briefcases, backpacks, large bags, or packages will be permitted in the Annual Meeting. The use of mobile phones, tablets, laptops and similar electronic devices during the Annual Meeting is prohibited, and such devices must be turned off and put away before entering the meeting room. By attending the Annual Meeting, stockholders agree to abide by the agenda and procedures for the Annual Meeting, copies of which will be distributed to attendees at the meeting.

Q:	How can I vote my shares in person at the Annual Meeting?

A:	You may vote shares you hold directly in your name as the stockholder of record in person at the Annual Meeting. If you choose to do so, please bring the enclosed proxy card. Voting in person at the Annual Meeting will revoke any proxy you submitted earlier.

If you are the beneficial owner of shares held in street name and your bank, broker, or nominee is forwarding these proxy materials to you, you may vote the shares in person at the Annual Meeting only if you have obtained a signed proxy from your bank, broker, or nominee (i.e., the record holder) giving you the right to vote the shares.

Even if you plan to attend the Annual Meeting, we recommend that you also submit your proxy as described below so that your vote will be counted if you later decide not to attend the Annual Meeting. Submitting your proxy now will not prevent you from voting your shares in person at the Annual Meeting if you desire to do so, as your proxy is revocable at your option.

Q:	How can I vote my shares without attending the Annual Meeting?

A:	Whether you hold shares directly as the stockholder of record or beneficially in street name, you may direct your vote without attending the Annual Meeting. If you hold your shares directly, you may vote by granting a proxy. If you hold your shares in street name, you may submit voting instructions to your bank, broker, or other nominee. Please refer to the summary instructions below and those included on your proxy card or, for shares held in street name, the voting instruction form included by your broker or nominee.

By Mail—You may vote by mail by signing your proxy card or, for shares held in street name, the voting instruction card provided by your bank, broker or nominee, and mailing it in the enclosed, postage prepaid and addressed envelope. If you provide specific voting instructions, your shares will be voted as you instruct at the Annual Meeting. If you sign but do not provide instructions, your shares will be voted as described below in “How are votes counted?”

On the Internet—If you hold your shares in street name and the firm that holds your shares offers online voting, your broker voting instruction form will contain instructions on how to vote online. If you vote online, you do not need to mail in your proxy card. If you hold your shares directly in your name as the stockholder of record you may not vote online.

By Telephone—If you hold your shares in street name and the firm that holds your shares offers voting by telephone, your broker voting instruction form will contain instructions on how to vote by telephone. If you vote by telephone, you do not need to mail in your proxy card. If you hold your shares directly in your name as the stockholder of record you may not vote by telephone.

Q:	May I change or revoke my vote?

A:	Yes, you may change or revoke your proxy instructions at any time prior to the vote at the Annual Meeting.

If you hold your shares directly and returned your proxy by mail, you must (a) file with Juniper’s Transfer Agent a written notice of revocation or (b) timely deliver a valid, later-dated proxy. Your attendance at the Annual Meeting will not by itself revoke your previously granted proxy unless you give written notice of revocation to Juniper’s Transfer Agent before the Annual Meeting or you vote at the Annual Meeting. Any proxy submitted by a stockholder of record may be revoked at any time prior to its exercise at the Annual Meeting.

For shares you own beneficially, you may change your vote by submitting new voting instructions to your bank, broker or nominee. If you voted on the Internet or by telephone, you may change your vote by following the instructions for voting by either method until the cut-off time stated in the proxy instructions.

Q:	How are votes counted?

A:	You may vote “FOR” or “AGAINST,” or “ABSTAIN” from voting on, each proposal. For abstentions, see “What happens if I abstain from voting” below.

If you are a record holder and you sign your proxy card with no further instructions, the Named Proxies will vote your shares in accordance with the recommendations of the Board.

If you are a beneficial owner and you have not provided voting instructions to your broker, your broker may exercise discretion to vote your shares only with respect to the ratification of our independent registered public accounting firm (Proposal 2). Your broker does not have discretionary authority to vote your shares in the election of directors (Proposal 1), on the proposal to approve the Company’s Amended and Restated 2015 Long-Term Incentive Plan (Proposal 3), or on the non-binding, advisory say-on-pay vote (Proposal 4), resulting in a “broker-non-vote” with respect to these matters. See “What is a broker non-vote?” for more information.

Q:	What is the quorum requirement for the Annual Meeting?

A:	The quorum requirement for holding the Annual Meeting and transacting business is a majority of the outstanding shares of Common Stock and shares of Common Stock into which the Series B Preferred Stock is convertible (collectively, the “Shares”). The Shares may be present in person or represented by proxy at the Annual Meeting. Abstentions and “broker non-votes” (described below) will be counted as present and entitled to vote for purposes of determining a quorum.

Q:	What is the voting requirement to approve each of the proposals?

A:	In the election of directors (Proposal 1), for each director, a majority of the votes cast by the Shares present in person or represented by proxy at the Annual Meeting, and entitled to vote on the election of directors at the meeting, will elect such director.

If an incumbent nominee is not elected by a majority of the votes cast with respect to such director, our bylaws require the incumbent director to tender his or her resignation to the Board for consideration. The Nominating and Corporate Governance Committee will then make a recommendation to the Board on whether to accept or reject the director’s tendered resignation, or whether other action should be taken. The Board will act on the tendered resignation, and publically disclose its decision and rationale within ninety (90) days from the date of the certification of the elections results.

Approval of the ratification of our independent registered public accounting firm (Proposal 2), the Company’s Amended and Restated 2015 Long-Term Incentive Plan (Proposal 3) and the non-binding advisory say-on-pay vote (Proposal 4) will require the affirmative vote of a majority of the votes cast on such proposal by the Shares present in person or represented by proxy at the Annual Meeting and entitled to vote thereon.

In each case, a quorum must be present at the Annual Meeting for a valid vote.

Q:	What happens if I abstain from voting?

A:

If an executed proxy card is returned and the stockholder has explicitly abstained from voting on any proposal, the Shares represented by the proxy will be considered present at the Annual Meeting for the purpose of determining a quorum. Abstentions will not be counted as votes cast and therefore they will have no effect on the outcome of any proposal.

Q:	What is a “broker non-vote”?

A:	A “broker non-vote” occurs when a broker submits a proxy that does not indicate a vote for one or more of the proposals because the broker has not received instructions from the beneficial owner on how to vote on such proposal(s) and does not have discretionary authority to vote in the absence of instructions. Brokers have discretionary authority to vote on matters that are deemed “routine,” such as the ratification of our independent registered public accounting firm (Proposal 2). Brokers do not have discretionary authority to vote on matters that are deemed “non-routine,” such as the election of directors (Proposal 1), the vote to approve the Company’s Amended and Restated 2015 Long-Term Incentive Plan (Proposal 3) or the advisory say-on-pay vote (Proposal 4). Broker non-votes will be counted for the purposes of determining whether a quorum exists at the Annual Meeting, but because they are not votes that are cast, they will have no effect on the outcome of Proposals 1, 3, or 4.

Q:	Will I have dissenters’ rights?

A:	No dissenters’ rights are available under the General Corporation Law of the State of Delaware, our certificate of incorporation, or our bylaws to any stockholder with respect to any of the proposals.

Q:	What does it mean if I receive more than one proxy card or voting instruction form?

A:	It means your Shares are registered differently or are held in more than one account. Please provide voting instructions for all proxy cards and voting instruction forms you receive.

Q:	Where can I find the voting results of the Annual Meeting?

A:	We will announce preliminary voting results at the Annual Meeting and publish final results in a Current Report on Form 8-K following the Annual Meeting.

Additional Q&A information regarding the Annual Meeting and stockholder proposals may be found on page 58.

OWNERSHIP OF THE COMPANY

Security Ownership of Certain Beneficial Owners and Management

Common Stock. The following table sets forth, as of June 13, 2016, information with respect to the beneficial ownership of Juniper’s Common Stock by:

•	each person known to us to be the beneficial owner of more than 5% of Juniper’s Common Stock;

•	each of Juniper’s directors and director nominees;

•	each of the individuals included in the Summary Compensation Table (collectively, the “named executive officers”); and

•	all of Juniper’s current directors and executive officers as a group.

The number of shares beneficially owned by each person, director, director nominee, or named executive officer is determined under rules of the Securities and Exchange Commission (“SEC”); this information is not necessarily indicative of beneficial ownership for any other purpose. Under these rules, beneficial ownership includes any shares for which the individual has sole or shared voting power or investment power and also any shares with respect to which the person has the right to acquire sole or shared voting or investment power on or before August 12, 2016 (60 days after June 13, 2016) through the conversion of shares of convertible preferred stock or the exercise of any stock option, warrant or other right. Unless we indicate otherwise, each person has sole investment and/or voting power with respect to the shares set forth in the table below.

Name and Address of Beneficial Owner	Number of Shares Beneficially Owned(1)	Percentage of Total(1)
5% Stockholders:
BlackRock, Inc.(2)	620,317	5.7%
Directors and Named Executive Officers:
Dr. Frank M. Armstrong(4)	12,241	*
Frank C. Condella, Jr.(3)(4)	268,467	2.5%
Dr. Cristina Csimma(4)	21,135	*
George O. Elston(3)(4)	18,750	*
James A. Geraghty(3)(4)	66,872	*
Dr. Mary Ann Gray(4)	1,270	*
Dr. Bridget A. Martell(3)(4)	15,000	*
Ann Merrifield(4)	7,129	*
Dr. Nikin Patel(3)(4)	217,384	2.0%
All 5% Stockholders, Directors and Executive Officers as a Group (10 persons)	1,248,565	11.6%

*	Signifies less than 1%
(1)	Based on 10,802,819 shares outstanding at June 13, 2016. In calculating the percentage of ownership, all shares of Common Stock of which the identified person or group has the right to acquire beneficial ownership on or before August 12, 2016 are deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by that person or group. These shares are not, however, deemed to be outstanding for the purpose of computing the percentage of the shares of Common Stock owned by any other person or group.
(2)	Based upon information contained in a Schedule 13G filed with the SEC on January 28, 2016 by BlackRock, Inc. According to the Schedule 13G, BlackRock, Inc. has sole voting power with respect to 609,117 shares and sole dispositive power with respect to 620,317 shares. The address of BlackRock, Inc. is 55 East 52nd Street, New York, NY 10055.
(3)	Includes shares of Common Stock that may be acquired upon the exercise of options exercisable within 60 days after June 13, 2016, as follows: Mr. Condella, 188,747 shares; Mr. Elston, 18,750 shares; Mr. Geraghty, 23,332 shares; Dr. Martell, 15,000 shares; and Dr. Patel, 28,000 shares.

(4)	Address: c/o Juniper Pharmaceuticals, Inc., 33 Arch Street, Suite 3110, Boston, Massachusetts 02110.

Series B Preferred Stock. Michael Nissan and Marla S. Nissan of 876 Park Avenue, New York, New York 10021, hold all 130 outstanding shares of the Series B Preferred Stock as of June 13, 2016.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act, and the rules issued thereunder, requires our directors and executive officers and beneficial owners of more than 10% of the outstanding shares of our equity securities to file reports of ownership and changes in beneficial ownership of our equity securities with the SEC. Copies of these reports are furnished to the Company. The Company is required to identify any of those individuals who failed to file such reports on a timely basis. Based solely on our review of the copies of such reports furnished to us, and representations from the persons subject to Section 16(a) of the Exchange Act with respect to our Company, we believe that during 2015 all of our executive officers, directors, and 10% stockholders complied with the Section 16(a) requirements except that Mr. Geraghty filed one late Form 4 reporting one transaction and Ms. Merrifield filed a late Form 3.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

On June 13, 2016 (the “Dismissal Date”), the Audit Committee recommended and approved the dismissal of BDO USA, LLP, as the Company’s independent registered public accounting firm. The reports of BDO USA, LLP on the consolidated audited financial statements of the Company for the years ended December 31, 2015 and 2014, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principle. During the years ended December 31, 2015 and 2014 and through the Dismissal Date, there were no disagreements with BDO USA, LLP on any matter of accounting principles or practices, financial statement disclosures, or auditing scope or procedure, which disagreement(s), if not resolved to the satisfaction of BDO USA, LLP, would have caused it to make reference to the subject matter of the disagreement(s) in connection with its report on the financial statements of the Company for such years. During the years ended December 31, 2015 and 2014, and through the Dismissal Date, there were no “reportable events” (as described in Item 304(a)(1)(v) of Regulation S-K), except for the material weakness reported on the Company’s annual report on Form 10-K for the year-ended December 31, 2014 and the material weakness reported on the Company’s quarterly report for the quarter-ended March 31, 2014.

Also on June 13, 2016, the Audit Committee recommended and approved the selection of PricewaterhouseCoopers LLP (“PwC”), as the Company’s new independent registered public accounting firm. During the years ended December 31, 2015 and 2014, and through the Dismissal Date, neither the Company, nor anyone on its behalf, consulted PwC regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered with respect to the financial statements of the Company; or (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions) or a “reportable event” (as described in Item 304(a)(1)(v) of Regulation S-K).

On June 13, 2016, the Company provided BDO USA, LLP with a copy of the disclosures it is making herein in response to Item 304(a) of Regulation S-K, and requested that BDO USA, LLP furnish the Company with a letter addressed to the SEC, pursuant to Item 304(a)(3) of Regulation S-K, stating whether or not it agreed with the statements related to BDO USA, LLP made by the Company in this Proxy Statement. A copy of BDO USA, LLP’s letter to the SEC dated June 13, 2016 is attached as Exhibit 16.1 to the Current Report on Form 8-K (File No. 001-10352) filed on June 15, 2016.

Fees and Services of BDO USA, LLP

The following table sets forth the aggregate fees billed to the Company by BDO USA, LLP for the fiscal years ending December 31, 2015 and 2014:

	2015	2014
Audit Fees(1)	$639,795	$663,989
Audit-Related Fees(2)	—	—
Tax Fees(3)	30,900	30,435

Total	$670,695	$694,424

(1)	Audit fees consisted of fees for audit work performed in the audit of financial statements, as well as fees for quarterly reviews and registration statements.
(2)	Audit-related fees consisted principally of fees for consulting on financial accounting and reporting standards for certain transactions and related matters.
(3)	Tax fees consisted principally of fees for work performed with respect to tax compliance and tax planning.

The Audit Committee has adopted a formal policy on auditor independence requiring the advance approval by the Audit Committee of all audit and non-audit services provided by our independent registered public accounting firm. In determining whether to approve any services by our independent registered public accounting firm, the Audit Committee reviews the services and the estimated fees, and considers whether approval of the proposed services will have a detrimental impact on the auditor’s independence. On an annual basis, our management reports to the Audit Committee all audit and non-audit services performed during the previous 12 months and all fees billed by our independent registered public accounting firm for such services. In fiscal 2015 and 2014, all audit, audit-related and non-audit services and the corresponding fees were approved by the Audit Committee.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

The Board in General

The Board is currently comprised of seven members, each of whose current term of office as a director expires at the Annual Meeting. The Board can fill vacancies and newly created directorships, as well as provide for a greater or lesser number of directors.

Biographical information with respect to our directors is provided in the table below.

There are no arrangements or understandings between any of our directors and any other persons pursuant to which such director was selected as a director. There are no family relationships among any of the executive officers and directors of the Company.

Name	Position with the Company	Age	Director Since
Dr. Frank M. Armstrong	Director	59	2013
Frank C. Condella, Jr.	Director and Chief Executive Officer	62	2009
Dr. Cristina Csimma	Director	57	2010
James A. Geraghty	Chairman of the Board	61	2015
Dr. Mary Ann Gray	Director	63	2016
Ann Merrifield	Director	65	2015
Dr. Nikin Patel	Director and Chief Operating Officer	43	2013

Frank M. Armstrong FRCPE, FFPM has been a director of the Company since September 2013. Dr. Armstrong led Medical Science and Innovation in R&D at Merck Serono from December 2010 to December 2011 and previously led Worldwide Product Development at Bayer AG from 1998 to 2001 and the Worldwide Medical Organization at Zeneca from 1996 to 1998. He also served as Chief Executive Officer of Fulcrum Pharma plc (professional services/CRO) from 2008 to 2010; President and Chief Executive Officer of CuraGen Corp. (oncology therapeutics) from 2006 to 2007; Chief Executive Officer of Bioaccelerate from 2005 to 2006; Chief Executive Officer of Provensis Pharmaceuticals, a subsidiary of BTG PLC (healthcare) from 2003 to 2004; and Chief Executive Officer of Phoqus Pharmaceuticals plc (drug delivery) from 2002 to 2003.

Dr. Armstrong holds an honours degree in Biochemistry and MBChB in Medicine from the University of Edinburgh in Scotland. He was elected as a Fellow of the Faculty of Pharmaceutical Physicians (FFPM) in 1994, and Fellow of Royal College of Physicians, Edinburgh (FRCPE) in 1993.

Dr. Armstrong is currently the non-executive Chairman of Summit plc (drug discovery and development), a position he has held since June 2013; the non-executive Chairman of Caldan Therapeutics (metabolic disease), a position he has held since February 2016; the non-executive Chairman of RedX Pharma (drug discovery and development), a position he has held since September 2014; the non-executive Chairman of Faron Pharmaceuticals (drug discovery and development), a position he has held since September 2015; the Chairman of Xceleron Inc. (bioanalytical services), a position he has held since April 2012; and a non-executive Director for Mereo Biopharma (drug discovery and development), a position he has held since April 2015. He served as the executive Chairman of Asceneuron SA (biotechnology) from 2012 to 2013. He is also a member of the Strategic Advisory Board of Healthcare Royalty Partners, a position he has held since 2009, and Chairman of the U.K.- based “Love Africa” Charitable Trust, a position he has held since 2009.

Qualifications: Dr. Armstrong is an experienced, medically qualified, pharmaceutical executive with over 20 years of experience in development and management at major pharmaceutical and leading biotechnology companies in the U.K., U.S., Switzerland and Germany. Dr. Armstrong’s experience spans all aspects of the drug evaluation, development and commercialization processes.

Frank C. Condella, Jr. has served as Chief Executive Officer since December 2009 and has been a director of Juniper since March 2009. On June 2, 2016, he announced his intent to retire as President and Chief Executive Officer, and will transition to a non-executive director role once his successor is named. Mr. Condella has over 30 years of experience in the pharmaceutical industry. He was Chief Executive Officer of Skyepharma plc from March 2006 to September 2008, President of European Operations and Managing Director, UK at IVAX Corporation from 2002 to February 2006, and President and Chief Executive Officer of Faulding Pharmaceuticals, Vice-President of Specialty Care Products at Roche and Vice-President and General Manager of Lederle (Pfizer) Standard Products. Mr. Condella is currently the non-executive Vice Chairman of Vectura plc, and Vice Chairman of the Board of Trustees of the PKD Foundation.

Mr. Condella holds a MBA degree and a B.S. degree in pharmacy from Northeastern University.

Qualifications: Mr. Condella has a wide-ranging business background, including senior leadership roles in the pharmaceutical and healthcare industry, with particular experience in marketing, sales, manufacturing, product development, licensing and acquisitions.

Cristina Csimma, PharmD, MHP has been a director of the Company since September 2010. She is also a director of Vtesse Inc. (a rare disease company), and has been engaged in strategic advisory roles with the biopharmaceutical and venture capital industries, as well as government and patient organizations. Dr. Csimma was a President and the founding Chief Executive Officer of Cydan Development, Inc. (therapeutics for orphan diseases) from November 2012 until April 2014, and was a director of the company until December 2014. Prior to that she served as Vice President, Drug Development, of Virdante Pharmaceuticals, Inc., from January 2009 to May 2011. She was a principal of Clarus Ventures, LLC (life sciences venture capital) from 2006 through 2008. She was Senior Director/Director, Experimental Medicine and Translational Research, Wyeth Research (pharmaceuticals) from 2001 to 2006, and Director, Clinical Research and Development, Wyeth Research (pharmaceuticals) from 2000 to 2001. Previously, Dr. Csimma held various positions, including Associate Director, Clinical Research, with Genetics Institute from 1988 to 2000, and was a Clinical Pharmacist with Dana-Farber Cancer Institute from 1983 to 1988.

Dr. Csimma holds a B.S. and Doctor of Pharmacy degrees from the Massachusetts College of Pharmacy and Allied Health Sciences, and a Master of Health Professions from Northeastern University.

Qualifications: Dr. Csimma has extensive experience in drug development, fund raising and company building in the biopharmaceutical industry, and venture capital, and has led global programs in multiple therapeutic areas.

James A. Geraghty has served as a member of the Board since May 2015, and was appointed Chairman of the Board in July 2015. Since May 2013, Mr. Geraghty has served as an Entrepreneur in Residence at Third Rock Ventures, a leading biotech venture and company-formation fund. From April 2011 to December 2012, Mr. Geraghty served as Senior Vice President, North America Strategy and Business Development at Sanofi, which he joined upon its acquisition of Genzyme. Mr. Geraghty spent the 20 prior years at Genzyme Corporation (“Genzyme”), where his roles included Senior Vice President International Development, President of Genzyme Europe, and General Manager of Genzyme’s cardiovascular business. Mr. Geraghty has served as Chairman of the Board of Idera Pharmaceuticals (biotechnology) since 2013 and as a member of the board of directors of Voyager Therapeutics, Inc. (gene therapy) since 2014. Mr. Geraghty is also a member of the Joslin Diabetes Center Board of Trustees, and of the BIO Ventures for Global Health board. He started his career in healthcare strategy consulting at Bain and Company.

A graduate of the Yale Law School, Mr. Geraghty holds a M.S. from the University of Pennsylvania and a B.A. from Georgetown University.

Qualifications: Mr. Geraghty is an industry leader with 30 years of strategic and leadership experience, including more than 20 years as a senior member of executive teams at biotechnology companies developing and commercializing innovative therapies.

Mary Ann Gray, Ph.D. has been a director of the Company since March 2016. Since 2003, Dr. Gray has served as President of Gray Strategic Advisors, LLC, which provides strategic advice to both public and private biotechnology companies. Previously, she spent three and a half years with the Federated Kaufmann Fund focusing on both public and private healthcare investments. Prior to joining the Kaufmann Fund, Dr. Gray was a sell-side biotechnology analyst for nine years with Kidder Peabody, Dillon Read and Raymond James. She also held scientific positions at Schering Plough and NeoRx (oncology specialty pharmaceuticals). Dr. Gray has also served on the board of directors of three public biotechnology companies: Acadia Pharmaceuticals, Inc. (“Acadia”) (CNS disorders) since 2005; Senomyx, Inc. (“Senomyx”) biotechnology flavor ingredients) since 2010; and TetraLogic Pharmaceuticals Corporation (“TetraLogic”) (oncology and infectious disease therapeutics), since 2014. At Acadia she serves as chairman of the audit committee and also serves on the compensation committee. At Senomyx she is a member of the compensation committee. At TetraLogic she is chairman of the audit committee. Dr. Gray previously served on the board of directors of Dyax Corp., beginning in 2001, and served as its lead director from 2010 until its acquisition by Shire plc (specialty biopharmaceuticals) in January 2016. Earlier in her career, Dr. Gray managed pre-clinical toxicology studies for the National Cancer Institute through Battelle Memorial Institute and worked in hospital laboratory.

Dr. Gray holds a Ph.D. in Pharmacology from the University of Vermont where she focused on novel chemotherapeutic agents for the treatment of cancer. She did post-doctoral work at Northwestern University Medical School and Yale University School of Medicine.

Qualifications: Dr. Gray has a strong dual background as a scientist and financial analyst and portfolio manager in the biotechnology industry, as well as public company board experience.

Ann Merrifield has been a director of the Company since July 2015. She was the President and Chief Executive Officer of PathoGenetix, Inc. (genomics technology), from December 2012 to July 2014. Prior to joining PathoGenetix, Inc., Ms. Merrifield served an 18-year tenure at Genzyme (now owned by Sanofi S.A.), a diversified, global biotechnology company. During her time at Genzyme, Ms. Merrifield served, among other roles, as Senior Vice President, Business Excellence, President of Genzyme Biosurgery, and President of Genzyme Genetics. Prior to joining Genzyme, Ms. Merrifield was a Partner at Bain and Company (global strategy consulting) and an Investment Officer at Aetna Life & Casualty. She is also a director of Flexion Therapeutics (non-opioid pain therapies) and InVivo Therapeutics (spinal cord injury), and is a trustee of two MassMutual investment funds.

Ms. Merrifield earned a B.A. in Zoology and a Master of Education from the University of Maine, and an M.B.A from the Amos Tuck School of Business at Dartmouth College.

Qualifications: Ms. Merrifield is a seasoned business executive with broad-ranging strategy development and leadership experience in the biotech sector.

Nikin Patel, Ph.D., MRPharmS co-founded Juniper Pharma Services (f/k/a Molecular Profiles, Ltd.) and served as its Chief Executive Officer from 1998 until April 2015, at which time he was named Chief Operating Officer of Juniper Pharmaceuticals, Inc. and President of Juniper Pharma Services. Dr. Patel joined our board of directors in September 2013, when Juniper Pharma Services was acquired by us.

Dr. Patel holds a first class honours degree and Ph.D. in Pharmacy from the University of Nottingham, and is a Member of the Royal Pharmaceutical Society (MRPharmS). Dr. Patel is also a co-founder of Locate Therapeutics (regenerative medicine).

Qualifications: Dr. Patel has over 15 years’ technical experience centered on pharmaceutical analysis and formulation development. His leadership was recognized externally through the U.K.’s most prestigious industry accolade, the Queen’s Award for Enterprise, won by Molecular Profiles in both 2007 and 2011 in the Innovation category.

The Role of the Board in Corporate Governance and Risk Oversight

Pursuant to the Company’s bylaws and the General Corporation Law of the State of Delaware, Juniper’s business and affairs are managed under the direction of the Board. The Board plays an important role in the governance of the Company and in directing management’s overriding objectives, the pursuit of long-term growth and increasing stockholder value. The responsibilities of the Board include:

•	Establishing the Company’s strategic plan;

•	Establishing broad corporate policies and reviewing overall performance;

•	Overseeing Company management;

•	Overseeing management succession;

•	Reviewing and approving the annual operating plan prepared by management;

•	Monitoring performance in comparison to the operating plan;

•	Considering topics relevant to the Company’s ability to carry out its strategic plan;

•	Reviewing the Company’s investor relations program; and

•	Reviewing and approving proposed major commitments of corporate resources.

The Board’s involvement in risk oversight involves the Audit Committee, the Compensation Committee, and the full Board. The Audit Committee reviews materials on a quarterly basis to address the identification and status of major risks to the Company. The Compensation Committee reviews compensation structures and programs to assure that they do not encourage excessive risk taking for compensation purposes, which could result in material adverse effects upon the Company. At meetings of the full Board, major risks are identified to Board members, and the Chairs of the Audit and Compensation Committees report on the activities of the committees.

Board Leadership Structure and Communication with Independent Directors

Mr. Geraghty, an independent director, serves as Chairman of the Board and presides at regular meetings of the Board. The roles of Chairman of the Board and Chief Executive Officer are held separately. The Board believes that this structure is appropriate because it results in a balanced leadership, combining an independent Chair with members of management involved in the day-to-day operation of the Company’s business. No single leadership model is right for all companies and at all times. As a result, the Board recognizes that depending on the circumstances other leadership models might be appropriate. Accordingly, the Board will periodically review its leadership structure.

Members of the Board are kept informed of the Company’s business through discussions with the Company’s Chief Executive Officer and other senior officers, by reviewing materials provided to them, and by participating in meetings of the Board and its committees. The Board’s independent directors meet regularly in executive session without management participation. This encourages open discussion.

Share Ownership Guidelines for Independent Directors

The Board adopted guidelines for independent directors to own and hold, at a minimum, that number of shares of the Company’s Common Stock having a market value of at least two times the director’s annual retainer upon the later of (i) three years after the date of original adoption of the guidelines or (ii) three years after becoming a director. Each director should make incremental progress toward the ownership goal over the course of the applicable period. The Board believes that these ownership expectations are an important tool in aligning the interests of the Company’s independent directors with the long-term interests of stockholders.

Director Independence

The Board has analyzed the independence of each director and has determined that, with the exception of Mr. Condella and Dr. Patel, each director qualifies as an “independent” director under the applicable Nasdaq Marketplace Rules, including that each such director is free (or was free) of any relationship that would interfere with his or her individual exercise of independent judgment. All of the Board committees are comprised solely of independent directors.

Communications with the Board

The Board has implemented a process by which the Company’s stockholders can communicate directly with independent directors of the Board. The Company’s stockholders who want to communicate with the Board or any individual director may write to:

Juniper Pharmaceuticals, Inc.

33 Arch Street,

Suite 3110

Boston, Massachusetts 02110

Attn: Board of Directors

                - or -

directors@juniperpharma.com

The letter should include a statement indicating that the sender is a stockholder of the Company. The Company’s Chief Financial Officer will review all stockholder letters to the Board and depending on the subject matter will:

•	Promptly forward any letter that deals with the function of the Board or committees of the Board (or is otherwise appropriate for Board attention) to the director or directors to whom it is addressed;

•	Attempt to handle the inquiry directly if it relates to routine or ministerial matters, including requests for information about the Company and stock-related matters; or

•	Not forward the letter if it relates to an improper or irrelevant topic.

The Chief Financial Officer or another member of management will, at each meeting of the Board, present a summary of all letters received since the last meeting that were not forwarded to the Board, and will make those letters available to the Board upon request.

Meetings and Attendance During 2015

The Board held 14 meetings in 2015. The Board has three standing committees, as described below. During 2015, each member of the Board attended or participated in 75% or more of the aggregate of (i) the total number of meetings of the Board held during the period for which such person has been a director, and (ii) the total number of meetings held by each committee of the Board on which such person served during the periods that such person served. Five of our current directors attended the annual meeting of stockholders in 2015 (the “2015 Annual Meeting”). At each regular meeting of the Board, the independent directors meet in private without members of management.

The table below sets forth the number of Board meetings and committee meetings that were held in 2015, as well as each of our current director’s attendance at those meetings (during the time which they served on the Board and the applicable committee).

Name(1)	Board Meetings (14 total)	Audit Committee Meetings (9 total)	Compensation Committee Meetings (11 total)	Nominating and Corporate Governance Committee Meetings (6 total)
Dr. Frank M. Armstrong(2)	13	9	11	5
Frank C. Condella, Jr.	14	—	—	—
Dr. Cristina Csimma	13	—	11	—
James A. Geraghty(3)	7	4	—	2
Ann Merrifield(4)	4	—	5	2
Dr. Nikin Patel	14	—	—	—

(1)	Dr. Gray did not join the Board until March 2016 and is, therefore, not included in this table.
(2)	Dr. Armstrong served on the Nominating and Corporate Governance Committee until April 2015.
(3)	Mr. Geraghty did not join the Board until May 2015.
(4)	Ms. Merrifield did not join the Board until July 2015.

Committees of the Board

The Board has the following three committees: (1) Audit Committee, (2) Compensation Committee, and (3) Nominating and Corporate Governance Committee. The Board has adopted a written charter for each of these committees. The committee charters are posted on our corporate website, and are accessible at www.juniperpharma.com under the “Investors Relations” tab.

Below is a description of the duties and composition of each standing committee of the Board. Directors hold committee memberships until such time as their successors are elected and qualified or until their earlier resignation or removal. Any member may be removed by the Board, with or without cause, at any time.

Audit Committee

The current members of our Audit Committee are Dr. Mary Ann Gray (Chair), Dr. Frank M. Armstrong, and James A. Geraghty.

The committee meets at regularly scheduled times during the year and on an ad hoc basis as business needs necessitate. In 2015 the committee held nine meetings. The primary function of the Audit Committee is to oversee Juniper’s reporting processes on behalf of the Board and to report the results of its activities to the Board. The Audit Committee’s primary duties and responsibilities are to:

•	Serve as an independent and objective party to monitor the Company’s financial reporting process, including the review of the financial reports and other financial information provided by the Company to governmental or regulatory bodies, the public or other users, and internal control systems (including any material weaknesses, significant deficiencies, and significant changes in internal controls reported to the Audit Committee by the outside auditor or management);

•	Approve the engagement of the Company’s independent registered public accounting firm;

•	Review and appraise the audit efforts of the Company’s independent registered public accounting firm;

•	Provide an open avenue of communication among the Company’s independent registered public accounting firm and financial and senior management of the Company;

•	Review financial press releases;

•	Review and address conflicts of interests of the Company’s directors and executive officers;

•	Review materials to identify and address the status of major risks to the Company; and

•	Monitor, review, and recommend actions relating to transactions and dealings with related parties.

The Audit Committee acts pursuant to the Audit Committee Charter. While the Audit Committee has the powers and responsibilities set forth in its charter, it is not the responsibility of the Audit Committee to plan or conduct audits, or to determine that Juniper’s financial statements are complete and accurate or are in compliance with generally accepted accounting principles. This is the responsibility of management and the Company’s independent registered public accounting firm.

All of the members of the Audit Committee have been determined by the Board to be independent within the meaning of the applicable Nasdaq Marketplace Rules and Section 10A-3(b)(1) of the Exchange Act of 1934, as amended (the “Exchange Act”). The Company has identified Dr.  Gray as an “audit committee financial expert” as that term is defined under applicable regulations of the SEC.

Compensation Committee

Information about the Compensation Committee can be found below under the heading “Compensation Discussion and Analysis.”

Nominating and Corporate Governance Committee

The current members of our Nominating and Corporate Governance Committee are James A. Geraghty (Chair), Dr. Frank M. Armstrong and Ann Merrifield. The committee meets at regularly scheduled times during the year and on an ad hoc basis as business needs necessitate. In 2015 the committee held six meetings. The Nominating and Corporate Governance Committee provides assistance to the Board in identifying, screening, and recommending qualified candidates to serve as directors of Juniper. The Committee also oversees matters of corporate governance and provides counsel to the Board with respect to Board organization, membership, and function. The Nominating and Corporate Governance Committee acts pursuant to the Nominating and Corporate Governance Committee Charter.

The Nominating and Corporate Governance Committee is responsible for proposing to the Board nominees for election or reelection to the Board based upon recommendations from the Chairman, the Chief Executive Officer, other Board members, and Juniper stockholders.

All of the members of the Nominating and Corporate Governance Committee who served on the committee during 2015 have been determined by the Board to be independent within the meaning of the applicable Nasdaq Marketplace Rules.

Director Nominations

Board candidates are considered by the Nominating and Corporate Governance Committee on a case-by-case basis. A candidate for election to the Board must possess the ability to apply good business judgment and must be in a position to properly exercise his or her duties of loyalty and care in his or her representation of the interests of all stockholders. Candidates should also exhibit proven leadership capabilities, high integrity and experience with a high level of responsibilities within their chosen fields, and have the ability to quickly grasp complex principles of business, finance, and transactions regarding the Company’s industry. In general, preferred candidates will currently hold, or have recently held, an established executive level position and have extensive experience in business, finance, law, science, research, or government. The Nominating and Corporate Governance Committee will consider these criteria for nominees identified by the Committee, by stockholders, or through other sources. When current Board members are considered for nomination for reelection, the Nominating and Corporate Governance Committee will take into consideration their prior Board contributions and performance as well as the composition of the Board as a whole, including whether the Board reflects the appropriate balance of independence, sound judgment, business specialization, technical skills, diversity, and other desired qualities. The Nominating and Corporate Governance Committee will make a preliminary assessment of each proposed nominee based upon the résumé and biographical information, an indication of the individual’s willingness to serve, and other relevant information. This information will be evaluated against the criteria set forth above and the specific needs of the Company at that time. Based upon a preliminary assessment of the candidate(s), those who appear best suited to meet the needs of the Company may be invited to participate in a series of interviews, which are used as a further means of evaluating potential candidates. On the basis of information learned during this process, the Nominating and Corporate Governance Committee will determine which nominee(s) to recommend to the Board for election at the annual meeting of stockholders. The Nominating Committee will use the same process for evaluating all nominees, regardless of the original source of the nomination.

The Nominating and Corporate Governance Committee and the Board believe that diversity along multiple dimensions, including opinions, skills, perspectives, personal and professional experiences and other differentiating characteristics, is an important element of its nomination recommendations. The Board considers each nominee in the context of the Board as a whole, with the objective of assembling a Board that can best maintain the success of the Company’s business. Although the Board does not have a formal diversity policy, the Nominating and Corporate Governance Committee and the Board periodically review the Board’s membership in light of the Company’s business and strategic objectives, consider whether the directors possess the requisite skills, experience and perspectives to oversee the Company in achieving those goals, and may seek additional directors from time to time as a result of its considerations.

Executive Officers

Our Executive Officers as of the date of this proxy statement are as follows:

Name	Age	Position with the Company
Frank C. Condella, Jr.	62	President and Chief Executive Officer
George O. Elston	51	Chief Financial Officer
Dr. Nikin Patel	43	Chief Operating Officer
Dr. Bridget A. Martell	50	Chief Medical Officer

Officers serve at the discretion of the Board. There is no family relationship between any of the executive officers or between any of the executive officers and the Company’s directors. There is no arrangement or understanding between any executive officer and any other person pursuant to which the executive officer was selected.

Frank C. Condella, Jr. For Mr. Condella’s biography, please see above under “The Board in General.” As noted above, on June 2, 2016, Mr. Condella announced his intent to retire as President and Chief Executive Officer, and will transition to a non-executive director role once his successor is named.

George O. Elston. Mr. Elston has served as our Chief Financial Officer since September 2014. Mr. Elston has over 20 years of experience as a senior financial executive. Prior to joining the Company, Mr. Elston was the Senior Vice President and Chief Financial Officer of KBI Biopharma, Inc. (biopharmaceutical contract research) from February 2013 through September 2014. He has served as the Managing Partner of Chatham Street Partners, a strategic advisory firm to the life science industry since January 2010. From January 2008 to January 2010, Mr. Elston was Chief Financial Officer of Optherion, Inc. (biopharmaceutical). From May 2000 to September 2007, Mr. Elston held several senior executive roles at Elusys Therapeutics, Inc. (biopharmaceutical). Before joining Elusys, Mr. Elston was Chief Financial Officer of Trillium USA, Inc. (compressed natural gas services), prior to which, he was with C.R. Bard, Inc. (medical devices), and with PricewaterhouseCoopers.

Mr. Elston has served on the board of directors of Celldex Therapeutics, Inc. since 2004, which became a public reporting company in 2008, and has been Chairman of its audit committee since 2004. He has also served as a trustee for the Deutsche Bank DBX ETF Trust since October 2010, where he also serves as Chairman of the audit committee. He received his B.B.A in Public Accounting from Pace University and is a Certified Public Accountant.

Dr. Nikin Patel. For Dr. Patel’s biography, please see above under “The Board in General.”

Dr. Bridget A. Martell. Dr. Martell has served as our Chief Medical Officer since January 2015. Dr. Martell brings more than 15 years’ experience in clinical development, medical affairs and academia to the Company, including expertise in establishing regulatory strategy for clinical programs and creating submission readiness packages. She has overseen the product development activities of numerous pharmaceutical companies, including Purdue Pharma and several business units within Pfizer Worldwide Research and Development’s biopharmaceutical business. During her tenure at Purdue Pharma from October 2011 to April 2013, Dr. Martell led and built a new medical affairs organization to support the in-line and developing medications portfolio. Prior to Purdue Pharma, Dr. Martell was the Biosimilars medical head at Pfizer, where from August 2010 to August 2011 she was responsible for clinical development and medical affairs activities. She also held senior clinical development roles in other business units within Pfizer’s biopharmaceutical business. Most recently, Dr. Martell was the founder and managing director of BAM Consultants. Dr. Martell holds a Bachelor’s of Science in Microbiology from Cornell University, a Master of Arts in Molecular Immunology from Boston University, and a Doctor of Medicine degree from The Chicago Medical School. She completed her internship and residency in Internal Medicine, and was a Chief Resident and a Robert Wood Johnson Clinical Scholar at Yale University School of Medicine. She is board certified in both Internal and Addiction Medicine.

Code of Business Conduct and Ethics

The Board has adopted a Code of Business Conduct and Ethics that applies to all of our directors, executive officers (including our Chief Executive Officer and our Chief Financial Officer), and employees of the Company. Our Code of Business Conduct and Ethics is posted on our corporate website, www.juniperpharma.com under “Investor Relations”. We will provide an electronic or paper copy of this document free of charge upon request. If, in the future, we should amend our Code of Business Conduct and Ethics or grant a waiver to our Chief Executive Officer or our Chief Financial Officer with respect to our Code of Business Conduct and Ethics, then we will post the amendment or a description of the waiver in the “Investor Relations” section of our corporate website, www.juniperpharma.com, or in a Current Report on Form 8-K.

Certain Relationships and Related Party Transactions

We have a policy against our directors, officers, employees, and consultants entering into transactions that present actual or potential conflicts of interests. A conflict of interest can arise when a director, officer, employee, or consultant takes an action or has an interest that may make it difficult for him or her to perform his or her work objectively and effectively. Conflicts of interest may also arise when a director, officer, employee, or consultant (or his or her family members) receives improper personal benefits as a result of the director’s, officer’s, employee’s, or consultant’s relationship to us. This policy is reflected in our Code of Business Conduct and Ethics. In addition, the Audit Committee of the Board, pursuant to its charter, is responsible for reviewing and addressing conflicts of interest of directors and executive officers; as well as monitoring and reviewing (including discussing with management and the independent auditor) and, if appropriate, recommending to the full Board the approval or ratification of any transactions or courses of dealing with related parties that are required to be disclosed pursuant to SEC Regulation S-K, Item 404.

Compensation Discussion and Analysis

Introduction

Our Compensation Committee provides assistance to the Board in fulfilling its responsibility to oversee and participate in the creation and administration of executive compensation programs and practices. Responsibilities of the Compensation Committee include, among other things:

•	Review and determination of the annual salary of the Company’s Chief Executive Officer and other executive officers;

•	Review and approval of the Company’s management incentive compensation policies and programs; and

•	Review and approval of equity compensation programs for the Company’s employees, directors and consultants, including grants of options, restricted stock and other awards thereunder.

The Compensation Committee acts pursuant to the Compensation Committee Charter. This Charter can be found on our corporate website, www.juniperpharma.com.

The current members of our Compensation Committee are Dr. Frank M. Armstrong (Chair), Dr. Cristina Csimma and Ann Merrifield. Each of these individuals has been determined by the Board to be independent within the meaning of the applicable Nasdaq Marketplace Rules.

The Compensation Committee meets at regularly scheduled times during the year and on an ad hoc basis as business needs necessitate. In 2015, the Compensation Committee held 11 meetings. The Compensation Committee has the authority under its charter to retain independent consultants and legal counsel to provide guidance on matters related to executive compensation and other related matters; provided, however, that the Compensation Committee must take into account certain independence factors outlined in the Nasdaq Marketplace Rules in making their selections.

Risk Assessment

The Compensation Committee regularly undertakes a qualitative assessment of the extent to which the Company’s compensation program encourages or may aggravate or mitigate unnecessary or excessive risk-taking behavior by executive officers. The Compensation Committee has concluded that the Company’s executive compensation program maintains an appropriate balance between risks and rewards.

Executive Compensation Philosophy and Objectives

Our compensation program for the individuals named in the Summary Compensation Table (the “named executive officers”) is designed and implemented based on our pay-for-performance compensation philosophy. Our named executive officers for 2015 were Frank C. Condella Jr., President and Chief Executive Officer; George O. Elston, Chief Financial Officer; Dr. Nikin Patel, Chief Operating Officer; and Dr. Bridget A. Martell, Chief Medical Officer.

We strive to adhere to our pay-for-performance philosophy by differentiating the pay and rewards of our executive officers based on their demonstrated performance and potential to contribute to the long-term success of the Company. Competing for talent in the rapidly changing and increasingly competitive pharmaceutical industry is both challenging and critical to our success. We need and want the best people to be excited and motivated to work at Juniper and to understand that their rewards are driven by the Company’s performance and by their individual contributions to the Company’s performance. The quality of the Company’s talent is a key component of long-term stockholder value.

The Company has entered into employment agreements with each of Messrs. Condella and Elston and Drs. Patel and Martell because we believe that they are a fair and effective way to maintain focus on our business in the face of market and other volatility in our industry. These employment agreements contain certain confidentiality and non-competition provisions.

We have established a total rewards framework that supports our compensation philosophy through the following objectives:

•	to afford our executives a competitive total rewards opportunity comparable to organizations with which we compete for executive talent;

•	to allow us to attract and retain executives who can perform and succeed in our fast-paced and challenging environment; and

•	to deliver compensation in a cost-efficient manner that aligns employees’ rewards with stockholders’ long-term interests.

Compensation Program Elements and Pay Level Determination

The Compensation Committee undertakes discussions and assessments of compensation-related programs and the performance of management throughout the year. Early in the Company’s fiscal year, the Compensation Committee reviews and recommends base salaries, annual cash incentive bonuses, and equity incentives for all executive officers based on the prior year’s performance, which are then approved by all non-employee directors.

As part of the review process, the Chief Executive Officer provides to the Compensation Committee an individual assessment of the major accomplishments of each executive officer over the prior year and recommends compensation for each such executive officer. The Compensation Committee evaluates the performance of our Chief Executive Officer and recommends to the Board for its approval all compensation elements and amounts to be awarded to our Chief Executive Officer. Our Chief Executive Officer, who is a member of the Board, does not participate in Board decisions relating to his own compensation. The key metrics we use to measure the performance of our executive officers can be grouped into the following categories:

•	Financial—We evaluate measures of our financial performance such as revenue, expense management and cash flow metrics.

•	Operational—We evaluate operational measures to determine that the Company is operating effectively and efficiently.

•	Strategic—We evaluate strategic measures to determine our executive officers’ effectiveness in developing and implementing a long-term plan for the Company that is expected to increase the market capitalization of the Company over time.

The Compensation Committee considers the recommendations of the Chief Executive Officer and other information (including each executive’s significant accomplishments, external competitiveness, Company performance, progress towards strategic objectives, and internal equity among executive officers) and applies its knowledge and discretion to determine the compensation for each executive officer.

Public Company Peer Group

To understand external competitiveness, the Compensation Committee compares each element of total compensation against a peer group of publicly traded pharmaceutical and biotechnology companies. Company management first recommends a list of companies as the peer group, including specialty pharmaceuticals/drug delivery companies and companies providing products and services to the life sciences industry. Management also considers the types of products sold or developed by such companies, as well as their market capitalization, revenues, and number of employees. The Compensation Committee then reviews the list of companies proposed by management and selects the peer group as it deems appropriate and reasonable.

The following companies comprised our public company peer group for 2015:

Alexza Pharmaceuticals	ALXA
ANI Pharmaceuticals, Inc.	ANIP
Antares Pharma, Inc.	ATRS
BioDelivery Sciences International, Inc.	BDSI
Caladrius BioSciences (formerly NeoStem, Inc.)	CLBS
Codexis, Inc.	CDXS
Elite Pharmaceuticals, Inc.	ELTP
Epirus Biopharmaceuticals, Inc. (formerly Zalicus, Inc.)	EPRS
NovaBay Pharmaceuticals, Inc.	NBY
Ocera Therapeutics, Inc.	OCRX
Pain Therapeutics, Inc.	PTIE
Paratek Pharmaceuticals, Inc. (formerly Transcept Pharmaceuticals, Inc.)	PRTK
Pozen, Inc.	POZN

The Role of Stockholder “Say-on-Pay” Votes

As required by Section 14A of the Exchange Act, the Company provides its stockholders with the opportunity to cast an annual advisory say-on-pay vote on executive compensation. At the Company’s 2015 Annual Meeting, a substantial majority of the votes cast on the say-on-pay proposal at that meeting were voted in favor of the proposal. The Compensation Committee believes that this result affirms the stockholders’ support for the Company’s approach to executive compensation, and, therefore, the Company did not make any changes to its approach to executive compensation in 2016. The Compensation Committee will continue to consider the outcome of the Company’s say-on-pay votes when making future decisions regarding the compensation of its executive officers.

Components of our Executive Compensation Program

Total compensation for our named executive officers generally consists of a mix of cash and equity awards. Base salaries and discretionary annual incentive bonuses are paid in cash. Long-term incentives are provided in the form of stock option awards. Named executive officers also receive standard employee benefits.

Each component of compensation and selected benefits is summarized in the table below.

Component	Purpose/Description
Base salary	Competitive fixed income for performance of day-to-day responsibilities. Paid semi-monthly for U.S. employees; monthly for UK employees.

Annual incentive Bonus	Rewards achievement of annual goals that support short-term (annual) business objectives. Paid in cash after the relevant fiscal year.

Equity compensation	Fosters a culture of ownership, aligns compensation with stockholder interests, and promotes long-term retention with the Company. Consists primarily of stock options.

Benefits	Standard employee benefits, such as health, dental, vision, short- and long-term disability, and life insurance.

Retirement Benefits	Standard employee 401(k) Plan. The Company’s safe harbor non-elective contribution to the savings plan is in the amount equal to 3% of base salary up to the statutory maximum.

Perquisites	None.

While the general mix of each compensation component is considered in the design of our total compensation program, the Compensation Committee does not target a specific mix of pay either in its program design or in its compensation determinations. By design, our executive officers have more variability in their compensation than non-executives, to more closely tie their compensation to the Company’s overall performance. The Compensation Committee considers each element of total compensation offered by the Company against each element of total compensation provided by our peer group companies.

Base Salary

We pay our executive officers base salaries to provide a baseline level of compensation that is both competitive with the external market and our peer group, and commensurate with each executive officer’s past performance, experience, responsibilities, and skills. The base salary levels of our executive officers may be increased from time to time to recognize external competitive compensation levels, internal pay equity, and individual contributions and performance.

Generally, the Compensation Committee compares our executive officers’ base salaries with base salaries of individuals in comparable positions at the peer group companies. In connection with determining the base salary levels for the Company’s executive officers, the Compensation Committee compares their total cash compensation (i.e., base salary plus target annual bonus) to total cash compensation of individuals in comparable positions at the peer group companies.

The 2015 base salaries of each of our named executive officers were as follows: Mr. Condella—$340,000; Mr. Elston—$300,000; Dr. Patel—£183,266; and Dr. Martell—$280,000.

Annual Cash Incentive Bonuses

We maintain an annual cash incentive program (the “Incentive Plan”), the purpose of which is to motivate and reward the attainment of annual Company and individual performance goals. For our named executive officers, annual incentive opportunities, which are expressed as a percentage of base salary, can range from 0% to 150% of targeted levels, depending on the degree of attainment of pre-established Company goals and individual goals for the particular year. In order for any named executive officer to be eligible to receive an annual incentive bonus, the Company must achieve 50% of the pre-established target corporate goals (as described below).

Actual payouts under the Incentive Plan are recommended by the Compensation Committee to the Board based on achievement of corporate goals, overall individual performance, and the broad discretion of the Compensation Committee and the Board. Our corporate goals are jointly established at the beginning of each year by management and the Compensation Committee and are approved by the Compensation Committee and the Board. Once the corporate goals are finalized and approved by the Board, they are clearly communicated to executives. Executives are aware of the overall bonus program, targets, annual goals, and performance measures that impact the annual bonus payout.

The extent to which corporate goals are achieved is assessed by the Compensation Committee with input from the Chief Executive Officer and other members of management. The Compensation Committee considers the following in assessing cash bonuses:

•	The extent to which corporate goals are achieved or exceeded; and

•	The overall success of the Company throughout the year as determined by factors such as progress in key programs, execution of the strategic plan, and share price.

2015 Annual Cash Incentive Bonuses

Bonus targets for 2015 for Messrs. Condella and Elston and Drs. Patel and Martell were 70%, 40%, 70% and 40% of their base salary, respectively, pursuant to their individual employment agreements.

The following table summarizes the Company’s goals for 2015 and the Compensation Committee’s determination with respect to the achievement level of each such goal.

Company Goal	Weight	Results	Achievement
Financial Goals
Achieve fiscal year EBITDA target of $1.67 million(1)	10%	Goal Achieved	10%
Gain coverage by at least one additional research analyst	5%	Goal Achieved	5%
Institutional investors’ targeted ownership of outstanding shares	5%	Goal Achieved	5%

Operational Goals
Maintain or surpass target CRINONE service supply chain levels	10%	Goal Overachieved	15%
Achieve fiscal year service revenue target of at least $10.4 million	20%	Goal Overachieved	25%

Strategic Goals
Complete targeted enrollment for POC study for COL-1077	20%	Goal Not Achieved	0%
Request pre-IND meeting with the FDA for second product by year-end 2015.	20%	Goal Achieved	20%
Implement SAB and have initial meeting by end of second quarter 2015	10%	Goal Achieved	10%

Total	100%		90%

(1)	EBITDA was calculated as follows: Net (loss) income plus depreciation and amortization, stock-based compensation expense, and interest expense, net, less (benefit from) provision for income taxes as reported in the Company’s earnings release. For purposes of calculating achievement of this goal for 2015, EBITDA was adjusted for certain exceptional expenses that were approved by the Compensation Committee.

The Compensation Committee recognized the Company’s achievement of the 2015 goals at 90% in the aggregate, which was more than the required 50% minimum achievement level for corporate goals.

Individual performance goals were established for each of the named executive officers in the first quarter of 2015. The Compensation Committee recognized achievement of the individual 2015 goals as follows: Messrs. Condella and Elston—100%; and Drs. Patel and Martell—115%.

Based on this determination, the 2015 annual cash incentive bonus payments made to the named executive officers were as follows:

Name	Position	2015 Target Annual Incentive Bonus Target		2015 Annual Incentive Bonus Paid
Frank C. Condella, Jr.	President and Chief Executive Officer	$238,000		$218,960
George O. Elston	Chief Financial Officer	$120,000		$110,400
Dr. Nikin Patel	Chief Operating Officer	$178,019	(1)	$169,085	(2)
Dr. Bridget A. Martell	Chief Medical Officer	$112,000		$106,400

(1)	The amount shown for Dr. Patel represents a target amount that was designated in British pound (£128,261) and converted to U.S. dollars for purposes of this table, using an exchange rate as of February 29, 2016 of 1.38767 U.S. dollars for each British pound.
(2)	The amount shown for Dr. Patel represents the amount that was paid in British pound (£121,848) and converted to U.S. dollars for purposes of this table, using an exchange rate as of February 29, 2016 of 1.38767 U.S. dollars for each British pound.

Equity Compensation

An equity compensation program is provided to all executives and certain key employees to foster a culture of ownership, align compensation with stockholder interests, and promote long-term retention with the organization. Each year the Compensation Committee determines the types of awards to be used for equity compensation. In doing so, the Compensation Committee considers the ability of each type of award to achieve key compensation objectives (such as employee retention, motivation, and attraction), the needs of the business, competitive market practices, dilution, and expense constraints, as well as tax and accounting implications.

Stock options awarded under the Juniper Pharmaceuticals, Inc. 2015 Long-Term Performance Plan (the “2015 Plan”) must be equal to or greater than the fair market value (i.e., the closing price) of the Company’s Common Stock on the Nasdaq Global Market on the date of grant. Stock option grants are normally approved at Board and Compensation Committee meetings that are generally scheduled a year in advance. Scheduling decisions are made without regard to anticipated financial reporting dates or other major announcements by the Company.

Newly hired employees, including executive officers, may be granted options effective on the first day of employment, with such options having an exercise price set at the fair market value (i.e., the closing price) of our Common Stock on the Nasdaq Global Market on the employment start date. Our employees’ start dates are scheduled without regard to anticipated financial reporting dates or other major announcements by the Company.

We have historically made an annual grant of employee stock options at the time of the annual review of each executive’s performance, usually in February or early March of each year. Stock option grants typically vest over four years to provide an incentive for employees to remain with the Company and to increase stockholder value.

In determining the equity awards for 2015, the Compensation Committee concluded as follows: (1) the equity awards should be comparable to those provided by our peer group of companies; (2) the aggregate grants should be limited, so as not to exceed a predetermined dilution effect; and (3) the grants to executive officers should be within a range that is appropriate from a Company-wide internal fairness perspective.

Based on these determinations, on February 11, 2015, Mr. Condella was granted a stock option to purchase 40,000 shares and Dr. Patel was granted a stock option to purchase 32,000 shares. Each of the stock options granted to Mr. Condella and Dr. Patel vests in increments of 6.25% every three months beginning on the date that is three months after the grant date. Dr. Martell was granted a stock option to purchase 60,000 shares on January 6, 2015, in connection with her joining the Company. This option vests at a rate of 25% per year on each anniversary of the grant date. Mr. Elston received a new hire stock option grant in October 2014 and did not, therefore, receive a stock option grant in 2015.

Benefits and Perquisites

All named executive officers are offered the standard benefits that are offered to other full-time employees of the Company. For U.S. employees, these standard benefits include health, dental, vision, and life insurance, and both short- and long-term disability. U.K. employees receive health insurance and life insurance.

In addition, the Company offers a 401(k) plan to its U.S. employees and contributes a safe harbor non-elective contribution in an amount equal to 3% of the employee’s base salary up to the statutory maximum. UK employees are entitled to a matching 3% retirement plan contribution (of gross annual salary) from the Company.

The Company does not provide perquisites for our executive officers.

Compensation Policy Implementation in 2016

As noted elsewhere in this Compensation Discussion and Analysis section, the Compensation Committee believes that it is important when making compensation decisions to be informed as to the current practices of comparable, publicly-held companies. In the late summer of 2015, the Compensation Committee engaged Radford Associates (“Radford”) as executive compensation consultants to provide executive and non-employee director compensation consulting services.

Before retaining Radford, the Compensation Committee considered the independence of Radford in accordance with applicable Nasdaq Marketplace Rules, and determined that Radford is independent under applicable Nasdaq rules. Radford did not provide any services to the Company in 2015, other than to the Compensation Committee.

At the Compensation Committee’s request, Radford undertook a review of the Company’s peer group and provided recommendations to the Compensation Committee based on their findings. Based, in part, on Radford’s recommendations, the Compensation Committee revised the Company’s peer group, based on the following key factors: market capitalization, industry focus (defined as commercial biotechnology and pharmaceutical companies), stage of development (defined as Phase 2 or Phase 3 products), revenue, and number of employees.

The following 20 companies were selected for our 2016 peer group:

Alimera Sciences, Inc. (ALIM)	Endocyte, Inc. (ECYT)
Antares Pharma, Inc. (ATRS)	EPIRUS Biopharmaceuticals, Inc. (EPRS)
Argos Therapeutics (ARGS)	Ocera Therapeutics, Inc. (OCRX)
Athersys, Inc. (ATHX)	OncoGenex Pharmaceuticals, Inc. (OGXI)
BioDelivery Sciences International, Inc. (BDSI)	Pain Therapeutics Inc. (PTIE)
Caladrius Biosciences, Inc. (CLBS)	Paratek Pharmaceuticals, Inc. (PRTK)
Codexis, Inc. (CDXS)	Pozen Inc. (POZN)
CTI BioPharma Corp. (CTIC)	Rigel Pharmaceuticals, Inc. (RIGL)
Cytokinetics, Incorporated (CYTK)	XOMA Corporation (XOMA)
Elite Pharmaceuticals, Inc. (ELTP)	Zogenix, Inc. (ZGNX)

Following its review of the executive compensation paid by the Company’s peer group companies and other survey information provided by Radford with respect to compensation paid by biopharmaceutical companies generally, the Compensation Committee determined that an increase in the base salaries of our named executive officers was advisable, particularly with respect to Mr. Condella’s base salary, which had not been adjusted since 2013 and was found to be well below the 25th percentile of base salary paid to the chief executive officers at our previous and new peer group companies. The Compensation Committee recommended, and the Board approved, the following adjustments to base salary for 2016: Mr. Condella—$410,000; Mr. Elston—$320,000; Dr. Patel—£205,218; and Dr. Martell—$320,000.

Based on its review of overall compensation paid to the chief operating officers of the peer group companies, with input from Radford, and after considering the adjustment made to Dr. Patel’s base salary and internal equity considerations with respect to the Company’s other executive officers, the Compensation Committee also recommended, and the Board approved, an adjustment to the target bonus opportunity payable to Dr. Patel for 2016 from 70% of base salary to 55% of base salary.

The Compensation Committee also determined, based on its review of overall compensation, and equity compensation specifically, and with input from Radford, that an increase in the annual equity grants to our executive officers, which were found to be well below the 25th percentile of the equity grants made to executive officers at our previous and new peer group companies, was advisable. The Compensation Committee recommended, and the Board approved, the following annual equity grants for 2016: Mr. Condella—110,000 shares, Mr. Elston—50,000 shares, Dr. Patel—50,000 shares, and Dr. Martell—50,000 shares.

Termination or Change of Control

We have entered into employment agreements with each of Messrs. Condella and Elston and Drs. Patel and Martell. The employment agreements provide for payments to be made to the executives if their employment is terminated under certain circumstances. We believe agreements of this type can be important components of our effort to recruit and retain senior executives, particularly for companies at our stage of development and in our relatively high-risk industry.

In addition, our 2015 Plan provides for the acceleration and vesting of equity awards granted under the plan in the event of a Change of Control.

A further discussion of the potential payments to be made to our executive officers upon the termination of their employment and/or a Change of Control is set forth below under the heading “Payments upon Termination or Change of Control.”

Tax Considerations

Section 162(m) of the Internal Revenue Code limits to $1 million the deductibility for federal income tax purposes of annual compensation paid by a publicly held company to its chief executive officer and its other named executive officers (other than its chief financial officer), unless certain conditions are met. To the extent feasible, we structure executive compensation to preserve deductibility for federal income tax purposes. In this regard, our equity incentive plans are designed to preserve, to the extent otherwise available, the deductibility of income realized pursuant to these plans. Nevertheless, we retain the flexibility to authorize compensation that may not be deductible if we believe it is in the best interest of the Company.

Compensation Committee Report

The Compensation Committee evaluates and establishes compensation for executive officers and oversees the Company’s compensation policies, the Long-term Performance Plans, Incentive Plan, and other benefit programs. Management has the primary responsibility for the Company’s financial statements and reporting process, including the disclosure of executive compensation. We have reviewed and discussed with management the Compensation Discussion and Analysis. Based on the review and discussion with management, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis should be included in this report.

COMPENSATION COMMITTEE:

Dr. Frank M. Armstrong, Chair

Dr. Cristina Csimma

Ann Merrifield

EXECUTIVE AND DIRECTOR COMPENSATION

Summary Compensation Table (for Fiscal Years 2015, 2014 and 2013)

Name and principal position	Year	Salary ($)	Option Awards(1) ($)	Non-Equity Incentive Plan Compensation(2) ($)	All Other Compensation(3) ($)	Total ($)
Frank C. Condella, Jr. President and Chief Executive Officer	2015 2014 2013	340,000 340,000 340,000	133,040 180,258 132,375	218,960 — 214,200	9,350 7,650 7,650	701,350 527,908 694,225
George O. Elston Chief Financial Officer	2015 2014	300,000 75,000	— 275,416	110,400 —	8,250 51,500	418,650 401,916
Dr. Nikin Patel(4) Chief Operating Officer	2015 2014 2013	271,270 284,649 86,017	106,432 144,206 —	169,085 — 87,743	8,138 8,539 7,987	554,925 437,394 181,747
Dr. Bridget A. Martell Chief Medical Officer	2015	284,649	205,353	106,400	7,000	603,402

(1)	This column represents the grant date fair values of the stock options awarded in 2015, 2014 and 2013, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718 (“ASC Topic 718”). See Note 2 to the consolidated financial statements included in our 2015 Annual Report, as originally filed on March 10, 2016, regarding the assumptions underlying the valuation of our equity awards.
(2)	This column represents incentive compensation earned under the Company’s Incentive Plan. See “Compensation Discussion and Analysis—2015 Annual Cash Incentive Bonuses” for information concerning the determination of these awards.
(3)	The amounts reported in this column include the Company’s safe harbor non-elective contribution to the named executive officers’ 401(k) savings account in the amount equal to 3% of base salary.
(4)	For Dr. Patel, the amounts shown (other than for non-equity incentive plan compensation) represent amounts that were paid in British pound and converted to U.S. dollars using an exchange rate as of December 31, 2015, 2014 and 2013 of 1.4802, 1.5532 and 1.649077 U.S. dollars, respectively, for each British pound. The amounts shown for non-equity incentive plan compensation represent the amounts that were paid in British pound and converted to U.S. dollar using an exchange rate as of the date they were paid, which was 1.38767 for his 2015 award which was paid on February 29, 2016, and 1.67109 for his 2013 award which was paid on February 28, 2014. For 2013, these amounts are a representation of compensation paid or earned from September 12, 2013 to December 31, 2013.

Total Realized Compensation

To supplement the SEC-required disclosure in the Summary Compensation Table set forth above, we have included the additional table below, which shows “Total Realized Compensation” representing the total compensation realized by each named executive officer in each of the years shown. Total compensation as calculated under SEC rules and, as shown in the Summary Compensation Table, includes several items that are driven by accounting assumptions, which are not necessarily reflective of compensation actually realized by the named executives in a particular year. The amounts reported in the Total Realized Compensation column differ substantially from the amounts reported in the Total column required under SEC rules and are not a substitute for those Total amounts. Total Realized Compensation represents: (1) Total compensation, as determined under applicable SEC rules, minus (2) the aggregate grant-date fair value of restricted stock awards and stock option awards (as reflected in the Stock Awards columns and Option Awards column), plus (3) the value realized in the applicable year from the vesting of restricted stock and exercises of stock options.

Name and Principal Position	Year	Total Realized Compensation
Frank C. Condella, Jr. President and Chief Executive Officer	2015 2014 2013	$ $ $	568,310 347,650 561,850
George O. Elston Chief Financial Officer	2015 2014	$ $	418,650 126,500
Dr. Nikin Patel(1) Chief Operating Officer	2015 2014 2013	$ $ $	448,493 293,188 181,747
Dr. Bridget A. Martell Chief Medical Officer	2015		$398,049

(1)	The amounts shown in the table above for Dr. Patel have been converted from British pounds to U.S. dollars using an exchange rate as of December 31, 2015, 2014 and 2013 of 1.4802, 1.5532 and 1.649077 U.S. dollars, respectively, for each British pound. The amounts shown for 2013 are a representation of compensation paid or earned from September 12, 2013 to December 31, 2013.

2015 Grants of Plan-Based Awards Table

The following table provides information about annual incentive bonus and equity awards granted to the named executive officers in 2015.

		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(1)			All Other Option Awards: Number of Securities Underlying Options (#)(2)	Exercise or Base Price of Option Awards ($/share)(3)	Grant Date Fair Value of Stock and Option Awards(4)
Name	Grant Date	Threshold ($)	Target ($)	Maximum ($)
Frank C. Condella, Jr. President and Chief Executive Officer	— 2/11/2015	— —	238,000 —	357,000 —	— 40,000	— 5.56	— 133,040
George O. Elston Chief Financial Officer	—	—	120,000	180,000	—	—	—
Dr. Nikin Patel Chief Operating Officer(5)	— 2/11/2015	— —	189,889 —	284,834 —	— 32,000	— 5.56	— 106,432
Dr. Bridget A. Martell Chief Medical Officer	— 1/6/2015	— —	112,000 —	168,000 —	— 60,000	— 5.63	— 205,353

(1)	These columns show the range of possible payouts for 2015 annual incentive compensation granted under the Incentive Plan. For a description of the 2015 annual incentive program, see “Compensation Discussion and Analysis—2015 Annual Cash Incentive Bonuses”. The actual amounts paid to our named executive officers under the 2015 annual incentive program were as follows – Mr. Condella, $218,960; Mr. Elston, $110,400; Dr. Patel, $169,085; and Dr. Martell, $106,400.
(2)	Represents the number of shares underlying stock option awards that were granted to the named executive officers in 2015 under the 2015 Plan. Each of these awards has a seven year term. The stock options granted to Mr. Condella and Dr. Patel vest in increments of 6.25% every three months beginning on the date that is three months after the grant date. Dr. Martell’s stock option vests at a rate of 25% per year on each anniversary of the grant date.
(3)	The exercise price is the closing price on the Nasdaq Global Market on the date of grant.
(4)	These amounts represent the grant date fair value of the stock option awards granted to the named executive officers in 2015, computed in accordance with the ASC Topic 718. See Note 2 to the consolidated financial statements included in our 2015 Annual Report as originally filed on March 10, 2016, regarding the assumptions underlying the valuation of our equity awards.
(5)	The amount shown in the table above for Dr. Patel’s non-equity incentive plan award has been converted from British pounds to U.S. dollars using an exchange rate as of December 31, 2015, 2014 and 2013 of 1.4802, 1.5532 and 1.649077 U.S. dollars, respectively, for each British pound. For 2013, these amounts are a representation of compensation paid or earned from September 12, 2013 to December 31, 2013.

Outstanding Equity Awards at 2015 Fiscal Year-End

The following table provides information on the holdings of stock options and stock awards by the named executive officers as of December 31, 2015. The table includes unexercised and unvested option awards. Each equity grant is shown separately for each named executive officer. The vesting schedule for each grant is shown following this table, based on the option or stock award grant date.

	Option Awards
Name	Option Grant Date	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable(1)	Option Exercise Price ($)	Option Expiration Date
Frank C. Condella, Jr. President and Chief Executive Officer	12/11/2009 9/15/2010 2/7/2011 2/29/2012 3/1/2013 3/10/2014 2/11/2015	12,500 43,748 39,374 29,530 9,375 10,000 7,500	— — — 9,844 18,750 30,000 32,500	6.96 8.56 20.72 5.28 4.96 7.05 5.56	12/11/2016 9/15/2017 2/7/2018 2/29/2019 3/1/2020 3/10/2021 2/11/2022
George O. Elston	10/1/2014	18,750	56,250	5.97	10/1/2021
Chief Financial Officer
Dr. Nikin Patel Chief Operating Officer	3/10/2014 2/11/2015	8,000 6,000	24,000 26,000	7.05 5.56	3/10/2021 2/11/2022
Dr. Bridget A. Martell Chief Medical Officer	1/6/2015	—	60,000	5.63	1/6/2022

(1)	Option Awards Vesting Schedule:

Grant Date	Vesting Schedule
2/29/2012	The remaining shares vested as follows: 9,844 shares on 2/29/2016.
3/1/2013	The remaining shares vested/vest as follows: 9,375 shares on 3/1/2016 and 9,375 shares on 3/1/2017.
3/10/2014

The remaining shares vested/vest as follows:

•       Mr. Condella—10,000 shares on 3/10/2016, 10,000 shares on 3/10/2017, and 10,000 shares on 3/10/2018.

•       Dr. Patel—8,000 shares on 3/10/2016, 8,000 shares on 3/10/2017 and 8,000 shares on 3/10/2018.

10/1/2014	The remaining shares vest as follows: 18,750 shares on 10/1/2016, 18,750 shares on 10/1/2017, and 18,750 shares on 10/1/2018.
1/6/2015	The remaining shares vested/vest as follows: 15,000 shares on 1/6/2016, 15,000 shares on 1/6/2017, 15,000 shares on 1/6/2018 and 15,000 shares on 1/6/2019.
2/11/2015	The remaining shares vested/vest in increments of 6.25% every three months as follows: • Mr. Condella 2,500 shares every three months. • Dr. Patel 2,000 shares every three months.

Option Exercises and Stock Vested in 2015

Option Awards
Name	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)
Frank C. Condella, Jr.	9,375	46,406
President and Chief Executive Officer
George O. Elston	—	—
Chief Financial Officer
Dr. Nikin Patel	—	—
Chief Operating Officer
Dr. Bridget A. Martell	—	—
Chief Medical Officer

Payments upon Termination or Change of Control

We have entered into employment agreements with each of Messrs. Condella and Elston and Drs. Patel and Martell, which require us to provide to them cash compensation, benefits, and/or the acceleration of the vesting of equity awards in the event of their termination of employment under certain circumstances, as described below. The severance payments described below are subject to the executive’s execution of a general release of the Company, as described in the various agreements.

In addition, our 2015 Plan provides that in the event of a “Change of Control,” any outstanding and unexercised stock option award will become immediately and fully exercisable, and will remain exercisable until it would otherwise expire or be forfeited, and all other outstanding awards granted under the 2015 Plan will become immediately and fully vested.

The 2015 Plan defines “Change of Control” as:

(i)

The acquisition by any “Person” (as such term is defined in Section 3(a) (9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof) of “Beneficial Ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% of either (A) the then-outstanding Shares (“Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, the following acquisitions will not constitute a Change of Control: (1) any acquisition by the Company, (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, (3) any acquisition by any entity controlled by the Company, or (4) any acquisition by any entity pursuant to a transaction that complies with Section 13(f)(ii)(A), (B) or (C);

(ii)	Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company and/or any entity controlled by the Company, or a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any entity controlled by the Company (each, a “Business Combination”), in each case, provided, however, that, for purposes of this Section 13(f)(ii), a Business Combination will not constitute a Change of Control if following such Business Combination: (A) all or substantially all of the individuals and entities that were the Beneficial Owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; and (B) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination; and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination (but excluding any member of the Board whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)	Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

Frank C. Condella

Mr. Condella’s amended and restated employment agreement, effective May 4, 2010, as amended on March 1, 2011, provides for the following payments and/or benefits upon termination of his employment:

Type of Termination	Description of Payments/Benefits
Death	(i) Base salary through the effective date of termination together with any accrued but unused vacation pay; (ii) the pro-rated portion of the $2,000 monthly expense allowance through the effective date of termination; and (iii) immediate vesting of any unvested restricted stock earned as part of executive’s annual performance bonus.
Resignation by employee without Good Reason	(i) Base salary through the effective date of termination together with any accrued but unused vacation pay; and (ii) the pro-rated portion of the $2,000 monthly expense allowance through the effective date of termination.
Termination by the Company with Cause	(i) Base salary through the effective date of termination together with any accrued but unused vacation pay; and (ii) the pro-rated portion of the $2,000 monthly expense allowance through the effective date of termination.
Termination by the Company without Cause	(i) Base salary through the effective date of termination together with any accrued but unused vacation pay; (ii) the pro-rated portion of the $2,000 monthly expense allowance through the effective date of termination; (iii) immediate vesting of any unvested restricted stock earned as part of executive’s annual performance bonus; and (iv) vesting of any unvested long-term incentive award.
Resignation by the employee with Good Reason	(i) Base salary through the effective date of termination together with any accrued but unused vacation pay; (ii) the pro-rated portion of the $2,000 monthly expense allowance through the effective date of termination; (iii) immediate vesting of any unvested restricted stock earned as part of executive’s annual performance bonus; and (iv) vesting of any unvested long-term incentive award.
Termination by the Company without Cause or Resignation by the Employee with Good Reason within six months after a Change of Control	(i) Base salary through the effective date of termination together with any accrued but unused vacation pay; (ii) the pro-rated portion of the $2,000 monthly expense allowance through the effective date of termination; (iii) immediate vesting of any unvested restricted stock earned as part of executive’s annual performance bonus; (iv) vesting of any unvested long-term incentive award; and (v) six months of base salary.

The employment agreement defines “Cause” as (i) willful misconduct by the executive which is seriously harmful to the Company’s current and lawful business interests, (ii) executive’s conviction of a felony or misdemeanor, or (iii) executive’s refusal to carry out the directives of the Board.

The employment agreement defines “Good Reason” as (i) the failure of the Company to comply with any material provision of the agreement, or (ii) a material reduction in the executive’s job duties or responsibilities, or (iii) a change in executive’s job title, or (iv) a change in executive’s reporting relationship to the Board, or (v) a material diminution in executive’s status within the Company, and the Company has not cured such failure within 30 days after written notice of such noncompliance has been given by executive to the Company, or if such failure is not capable of being cured in such time, a cure shall not have been diligently initiated by the Company within such 30 calendar day period and the Company shall not have cured such failure within 60 calendar days thereafter.

The employment agreement defines “Change of Control” as the acquisition of control by an entity, or a group of entities acting together, of 50% or more of the Company’s voting securities with the power to elect a majority of the Board.

The following table describes the potential payments and benefits that Mr. Condella would have been entitled to receive under the terms of his employment agreement had his employment terminated on December 31, 2015 and under the terms of our 2015 Plan had a Change of Control (as defined by the 2015 Plan) occurred on December 31, 2015.

	Cash Severance Payment(1)	Vacation Pay(2)	Acceleration of Equity Awards(3)	Total Termination Benefits
Death	N/A	$26,154	N/A	$26,154
Resignation by employee without Good Reason	N/A	$26,154	N/A	$26,154
Termination by the Company with Cause	N/A	$26,154	N/A	$26,154
Termination by the Company without Cause	N/A	$26,154	$401,279	$427,433
Resignation by employee with Good Reason	N/A	$26,154	$401,279	$427,433
Termination by the Company without Cause or Resignation by employee for Good Reason after a Change of Control	$170,000	$26,154	$401,279	$597,433
Change of Control	N/A	N/A	$401,279	$401,279

N/A—Not Applicable

(1)	Payment of the amount of base salary for six months following the date of termination.
(2)	Assumes 20 vacation days. Unused and accrued vacation benefits are paid in a lump sum.
(3)	Represents the intrinsic value of unvested stock options on December 31, 2015, based on the difference between the closing market price of the Company’s Common Stock on December 31, 2015 ($10.30) and the applicable exercise price of all such stock options. Upon vesting, these stock options will be exercisable for 180 days after the date of termination (along with any previously vested stock options awards).

George O. Elston

Mr. Elston’s employment agreement, effective September 23, 2014, provides for the following payments and/or benefits upon termination of his employment:

Type of Termination	Description of Payments/Benefits
Death	Base salary through the effective date of termination together with any accrued but unused vacation pay.
Resignation by employee without Good Reason	Base salary through the effective date of termination together with any accrued but unused vacation pay.
Termination by the Company with Cause	Base salary through the effective date of termination together with any accrued but unused vacation pay.
Termination by the Company without Cause	(i) Base salary through the effective date of termination together with any accrued but unused vacation pay; (ii) six months of base salary; and (iii) an amount equal to six months of the Company’s portion of medical and dental benefits if these benefits were elected.
Resignation by the employee with Good Reason	(i) Base salary through the effective date of termination together with any accrued but unused vacation pay; (ii) six months of base salary; and (iii) an amount equal to six months of the Company’s portion of medical and dental benefits if these benefits were elected.
Termination by the Company without Cause or Resignation by the Employee with Good Reason within six months after a Change of Control	(i) Base salary through the effective date of termination together with any accrued but unused vacation pay; (ii) six months of base salary and accrued bonus; and (iii) an amount equal to six months of the Company’s portion of medical and dental benefits if these benefits were elected.

The employment agreement defines “Good Reason” as: (i) a material breach of the employment agreement by the Company or (ii) a material reduction in Mr. Elston’s responsibilities, authority or duties as outlined in the employment agreement.

The employment agreement defines “Cause” as (i) willful misconduct by the executive which is seriously harmful to the Company’s current and lawful business interests, (ii) executive’s conviction of a felony or misdemeanor, or (iii) executive’s refusal to carry out the directives of the Company’s chief executive officer.

The employment agreement defines “Change of Control” as the acquisition of control by an entity, or a group of entities acting together, of 50% or more of the Company’s voting securities with the power to elect a majority of the Board.

The following table describes the potential payments and benefits that Mr. Elston would have been entitled to receive under the terms of his employment agreement had his employment terminated on December 31, 2015 and under the terms of our 2015 Plan had a Change of Control (as defined by the 2015 Plan) occurred on December 31, 2015.

	Cash Severance Payment(1)	Vacation Pay(2)	Continuation of Medical/Welfare Benefits (present value)	Acceleration and Continuation of Equity Awards(3)	Total Termination Benefits
Death	N/A	$23,077	N/A	N/A	$23,077
Resignation by employee without Good Reason	N/A	$23,077	N/A	N/A	$23,077
Termination by Company with Cause	N/A	$23,077	N/A	N/A	$23,077
Termination by the Company without Cause or	$150,000	$23,077	5,910	N/A	$178,987
Resignation by employee with Good Reason	$150,000	$23,077	5,910	N/A	$178,987
Termination by the Company without Cause or Resignation by employee for Good Reason after a Change of Control	$150,000	$23,077	5,910	N/A	$178,987
Change of Control	N/A	N/A	N/A	$324,750	$324,750

N/A—Not Applicable

(1)	Payment of the amount of base salary for six months following the date of termination.
(2)	Assumes 20 vacation days. Unused and accrued vacation benefits are paid in a lump sum.
(3)	Represents the intrinsic value of both vested and unvested stock options on December 31, 2015, based on the difference between the closing market price of the Company’s Common Stock on December 31, 2015 ($10.30) and the applicable exercise price of all such stock options. Upon vesting, these stock options will be exercisable for 180 days after the date of termination (along with any previously vested stock option awards).

Dr. Nikin Patel

Dr. Patel’s employment agreement provides for severance in the event the Company elects to terminate his employment with less than six months’ prior written notice. Had the Company elected to terminate his employment on December 31, 2015, with no prior written notice, Dr. Patel would have been entitled to receive £101,14 (or $149,721), the equivalent of six months of base salary.

In addition, had a Change of Control (as defined under the 2015 Plan) occurred on December 31, 2015, Dr. Patel’s outstanding equity awards (with an intrinsic value of $255,680) would have become immediately and fully vested and exercisable.

Dr. Bridget A. Martell

Dr. Martell’s employment agreement, effective January 5, 2015, provides for the following payments and/or benefits upon termination of his employment:

Type of Termination	Description of Payments/Benefits
Death	Base salary through the effective date of termination together with any accrued but unused vacation pay.
Resignation by employee without Good Reason	Base salary through the effective date of termination together with any accrued but unused vacation pay.
Termination by the Company with Cause	Base salary through the effective date of termination together with any accrued but unused vacation pay.
Termination by the Company without Cause	(i) Base salary through the effective date of termination together with any accrued but unused vacation pay; (ii) six months of base salary; and (iii) an amount equal to six months of the Company’s portion of medical and dental benefits if these benefits were elected.
Resignation by the employee with Good Reason	(i) Base salary through the effective date of termination together with any accrued but unused vacation pay; (ii) six months of base salary; and (iii) an amount equal to six months of the Company’s portion of medical and dental benefits if these benefits were elected.
Termination by the Company without Cause or Resignation by the Employee with Good Reason within six months after a Change of Control	(i) Base salary through the effective date of termination together with any accrued but unused vacation pay; (ii) six months of base salary and accrued bonus; and (iii) an amount equal to six months of the Company’s portion of medical and dental benefits if these benefits were elected.

The employment agreement defines “Good Reason” as: (i) a material breach of the employment agreement by the Company, (ii) a material reduction in Dr. Martell’s responsibilities, authority or duties as outlined in the employment agreement, or (iii) a requirement for permanent relocation.

The employment agreement defines “Cause” as (i) willful misconduct by the executive which is seriously harmful to the Company’s current and lawful business interests, (ii) executive’s conviction of a felony or misdemeanor, or (iii) executive’s refusal to carry out the directives of the Company’s chief executive officer.

The employment agreement defines “Change of Control” as the acquisition of control by an entity, or a group of entities acting together, of 50% or more of the Company’s voting securities with the power to elect a majority of the Board.

The following table describes the potential payments and benefits that Dr. Martell would have been entitled to receive under the terms of her employment agreement had her employment terminated on December 31, 2015 and under the terms of our 2015 Plan had a Change of Control occurred on December 31, 2015.

	Cash Severance Payment(1)	Vacation Pay(2)	Continuation of Medical/Welfare Benefits (present value)	Acceleration and Continuation of Equity Awards(3)	Total Termination Benefits
Death	N/A	$21,538	N/A	N/A	$21,538
Resignation by employee without Good Reason	N/A	$21,538	N/A	N/A	$21,538
Termination by Company with Cause	N/A	$21,538	N/A	N/A	$21,538
Termination by the Company without Cause or	$140,000	$21,538	$5,910	N/A	$167,448
Resignation by employee with Good Reason	$140,000	$21,538	$5,910	N/A	$167,448
Termination by the Company without Cause or Resignation by employee for Good Reason after a Change of Control	$140,000	$21,538	$5,910	N/A	$167,448
Change of Control	N/A	N/A	N/A	$280,200	$280,200

N/A—Not Applicable

(1)	Payment of the amount of base salary for six months following the date of termination.
(2)	Assumes 20 vacation days. Unused and accrued vacation benefits are paid in a lump sum.
(3)	Represents the intrinsic value of both vested and unvested stock options on December 31, 2015, based on the difference between the closing market price of the Company’s Common Stock on December 31, 2015 ($10.30) and the applicable exercise price of all such stock options. Upon vesting, these stock options will be exercisable for 180 days after the date of termination (along with any previously vested stock option awards).

Director Compensation Program for 2015

The Company currently provides to non-employee directors reimbursement for expenses and the following compensation. A Board Chair who also serves as a committee Chair does not receive the committee Chair retainer.

Annual Director Retainer	$40,000
Additional Annual Retainer, Board Chair	$30,000
Additional Annual Retainer, Committee Chair	$15,000
Annual Equity Award(1)	$30,000

(1)	Consists of a grant of the number of shares of restricted stock under the Company’s Long-Term Performance Plan determined by dividing $30,000 by the fair market value of the Company’s Common Stock on the date of grant. Provided, however, if an insufficient number of shares of restricted stock are available for issuance under the Company’s 2015 Plan, the balance of the value will consist of a grant of stock options to purchase shares of the Company’s Common Stock at the fair market value of the Company’s Common Stock on the date of grant determined by dividing the balance of the value by the fair value of a stock option on that date using the Black-Scholes option pricing model. The restricted stock and stock options vest at the next annual meeting of stockholders.

2015 Director Compensation

Directors who are employees (Mr. Condella and Dr. Patel), receive no additional compensation for serving on the Board. In 2015, we provided the following annual compensation to our non-employee directors.

Name of Director(1)	Fees Earned and Paid in Cash(2) ($)	Stock Awards(3) ($)	Option Awards ($)		Total ($)
Valerie Andrews(4)	$27,500	$—	$—		$27,500
Dr. Frank M. Armstrong	$47,500	$30,000	$—		$77,500
Cristina Csimma	$40,000	$30,000	$—		$70,000
James A. Geraghty(5)	$38,736	$33,462	$317,878	(6)	$390,076
Donald H. Hunter(7)	$55,000	$30,000	$—		$85,000
Stephen Kasnet(8)	$36,332	$—	$—		$36,332
Ann Merrifield(9)	$20,000	$30,000	$—		$50,000

(1)	Dr. Gray did not join the Board until March 2016 and is, therefore, not included in this table.
(2)	This column reports the amount of cash compensation earned or paid in 2015 for Board and committee service.
(3)	This column represents the aggregate grant date fair value of awards of restricted stock granted during the fiscal year ending December 31, 2015, computed in accordance with ASC Topic 718. The aggregate grant date fair value for the restricted stock awards granted to each director upon his or her reelection to the Board at the 2015 Annual Meeting was $30,000. The number of shares underlying each such award was determined by dividing $30,000 by the fair market value of the Company’s Common Stock on the date of the grant.

In addition, Mr. Geraghty received a pro-rated grant of restricted stock for his Board service beginning on the date he joined the Board to the date of the 2015 Annual Meeting.

(4)	Ms. Andrews resigned from the Board on July 7, 2015.
(5)	Mr. Geraghty did not join the Board until May 2015.
(6)	Represents the aggregate grant date fair value of a stock option award granted to Mr. Geraghty upon his joining the Board, computed in accordance with ASC Topic 718.
(7)	Mr. Hunter resigned from the Board, effective March 23, 2016.
(8)	Mr. Kasnet did not stand for reelection at the 2015 Annual Meeting.
(9)	Ms. Merrifield did not join the Board until July 2015.

The aggregate total number of shares underlying stock option awards and restricted stock awards outstanding at 2015 fiscal year-end for the non-employee directors are shown below:

Name(1)	Number of Shares Underlying Options	Number of Restricted Shares
Valerie Andrews(2)	—	—
Dr. Frank M. Armstrong	—	2,529
Cristina Csimma	—	2,529
James A. Geraghty	70,000	2,529
Donald H. Hunter(3)	—	2,529
Stephen Kasnet(4)	—	—
Ann Merrifield	—	2,529

(1)	Dr. Gray did not join the Board until March 2016 and is, therefore, not included in this table.
(2)	Ms. Andrews resigned from the Board on July 7, 2015.
(3)	Mr. Hunter resigned from the Board, effective March 23, 2016.
(4)	Mr. Kasnet did not stand for reelection at the 2015 Annual Meeting.

Compensation Committee Interlocks and Insider Participation

None of the Company’s executive officers served during the fiscal year ending December 31, 2015 or currently serve, and the Company anticipates that none will serve, as a member of the Board or compensation committee of any entity (other than the Company) that has one or more executive officers that serves on the Company’s Board or the Compensation Committee.

Equity Compensation Plan Information

The following table sets forth aggregate information for the fiscal year ending December 31, 2015, regarding the Company’s compensation plans, including individual compensation agreements, under which equity securities of the Company are authorized for issuance:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights	Weighted average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity compensation plans approved by security holders	1,019,684	$7.30	745,375
Equity compensation plans not approved by security holders	—	$—	—

Total	1,019,684	$7.30	745,375

The Company has three shareholder-approved equity compensation plans. The 1996 Long-Term Performance Plan (the “1996 Plan”), adopted in October 1996, provided for the grant of stock options, stock appreciation rights and restricted stock to certain designated employees of the Company, non-employee directors of the Company and certain other persons performing significant services for the Company as designated by the Compensation Committee of the Board. On May 13, 2008, the stockholders of the Company approved the 2008 Long-Term Incentive Plan (the “2008 Plan”), which was subsequently amended at the 2013 annual meeting of stockholders. The 2008 Plan, as amended, provides for the grant of stock options, stock appreciation rights and restricted stock to certain designated employees of the Company, non-employee directors of the Company and certain other persons performing significant services for the Company as designated by the Compensation Committee. Upon approval of the 2008 Plan, the Company stopped making grants under the 1996 Plan. On July 7, 2015, the stockholders of the Company approved the 2015 Plan. Upon approval of the 2015 Plan, the Company stopped making grants under the 2008 Plan.

Report of the Audit Committee

The following is the report of the Audit Committee with respect to the Company’s audited financial statements for the fiscal year ending December 31, 2015. The Audit Committee oversees the Company’s financial reporting process on behalf of the Board.

The Audit Committee is composed of three non-employee directors and operates under a written charter adopted and approved by the Board. The Board, in its business judgment, has determined that each Audit Committee member is “independent” as such term is defined under the applicable Nasdaq Marketplace Rules and under Section 10A(m)(3) of the Exchange Act. Juniper has identified Mary Ann Gray as an “audit committee financial expert” as such term is defined in Item 407(d)(5) of SEC Regulation S-K. The Audit Committee has sole authority to retain, oversee, and terminate the Company’s independent registered public accounting firm, to approve fees and other terms of the engagement, and to approve any permitted non-audit engagements with the independent registered public accounting firm.

The Company’s management has the primary responsibility for the preparation, presentation, and integrity of the Company’s financial statements and the accounting and reporting process, including the systems of internal controls, and procedures to assure compliance with applicable accounting standards and applicable laws and regulations.

The Company’s independent registered public accounting firm is responsible for auditing those financial statements and expressing an opinion as to their conformity with generally accepted accounting principles. The Audit Committee’s responsibility is to independently monitor and review these processes. However, the Audit Committee members are not professionals engaged in the practice of accounting or auditing, including, without limitation, with respect to auditor independence. The Audit Committee members must rely, without independent verification, on the information provided to them and on the representations made by management and the independent registered public accounting firm. Accordingly, although the Audit Committee members consult with and discuss these matters and their questions and concerns with management and the Company’s independent registered public accounting firm, the Audit Committee’s oversight cannot provide an independent basis to assure that management has maintained appropriate accounting and financial reporting principles or appropriate internal controls and procedures consistent with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee’s considerations and discussions cannot assure that the audit of the Company’s financial statements has been carried out in accordance with generally accepted auditing standards; that the financial statements are presented in accordance with generally accepted accounting principles; or, that the Company’s independent registered public accounting firm is in fact “independent.”

In this context, the Audit Committee held nine meetings during the year ended December 31, 2015. The meetings were designed, among other things, to facilitate and encourage communication among the Audit Committee, management, and BDO USA, LLP, the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. The Audit Committee discussed with BDO USA, LLP, with and without management present, the results of their examinations and their evaluations of the Company’s audited consolidated financial statements.

In fulfilling the Committee’s oversight responsibilities, Committee members reviewed and discussed the audited consolidated financial statements for the fiscal year ending December 31, 2015, with Juniper’s management and BDO USA LLP, who was responsible for expressing an opinion on the conformity of the Company’s audited financial statements with accounting principles generally accepted in the United States, including a discussion of their judgments as to the quality, not just the acceptability, of the Company’s accounting principles, the reasonableness of significant judgments, the clarity of disclosures in the financial statements, and such other matters as are required to be discussed with the Audit Committee under auditing standards generally accepted in the United States.

The Audit Committee also discussed with BDO USA, LLP matters related to the conduct of the audit of the Company’s financial statements and all matters required to be discussed by the Public Company Accounting Oversight Board (the “PCAOB”). The Audit Committee’s discussions included a discussion of the background and experience of the independent auditor’s audit team assigned to Juniper and the quality control procedures established by BDO USA, LLP. The Audit Committee received the written disclosures and the letter from BDO USA, LLP required by applicable requirements of the PCAOB regarding its communications with the audit committee concerning independence, and the Audit Committee discussed with BDO USA, LLP its independence from the Company and its management. The Audit Committee met with BDO USA, LLP with and without management present to discuss the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s financial reporting.

Based on the review and the aforementioned meetings, discussions and reports, and subject to the limitations on our role and responsibilities referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Company’s Board that the Company’s audited consolidated financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ending December 31, 2015, for filing with the SEC.

AUDIT COMMITTEE:

Dr. Mary Ann Gray, Chair

Dr. Frank M. Armstrong

James A. Geraghty

The information contained in the foregoing report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Exchange, except to the extent that the Company specifically incorporates it by reference in such filing.

PROPOSAL 1

ELECTION OF DIRECTORS

At the Annual Meeting, seven directors will be elected by the stockholders to serve until the next annual meeting of stockholders or until their successors are elected and qualified. The accompanying form of proxy, when properly executed and returned to the Company, will be voted “FOR” the election as directors of the seven persons named below, unless the proxy contains instructions to the contrary. Proxies cannot be voted for a greater number of persons than the number of nominees named in this Proxy Statement. Management has no reason to believe that any of the nominees is unable or unwilling to serve, if elected. However, in the event that any of the nominees should become unable or unwilling to serve as a director, the proxy will be voted for the election of such person or persons as shall be designated by the Board.

Nominees for the Board of Directors

The Board has nominated Dr. Frank M. Armstrong, Frank C. Condella, Jr., Dr. Cristina Csimma, James A. Geraghty, Dr. Mary Ann Gray, Ann Merrifield and Dr. Nikin Patel for election as directors. All of the nominees have served as directors since the 2015 Annual Meeting, except for Ms. Merrifield, who joined the Board in July 2015, and Dr. Gray, who joined the Board in March 2016. Information regarding the business experience of each nominee and his or her service on boards of directors of other public companies is provided in “Board of Directors and Corporate Governance”.

Except for Mr. Condella and Dr. Patel, who are employees of the Company, the Board has determined that each director qualifies as an “independent” director under the applicable Nasdaq Marketplace Rules. The Board based this determination primarily on a review of the responses of the directors to questions regarding their employment, affiliations and family and other relationships.

Vote Required

Each of the seven nominees for director will be elected to the Board if the number of Shares voted “for” such nominee exceeds the number of Shares voted “against” such nominee, provided that a quorum is present. Unless otherwise instructed, the Named Proxies will vote properly executed proxies received by them “FOR” each of the director nominees.

If an incumbent nominee is not elected by a majority of votes cast, our bylaws require the incumbent director to tender his or her resignation to the Board for consideration. The Nominating and Corporate Governance Committee will make a recommendation to the Board on whether to accept or reject the director’s tendered resignation, or whether other action should be taken. The Board will act on the tendered resignation, and publicly disclose its decision and rationale within ninety (90) days from the date of the certification of the election results.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE ELECTION OF DR. ARMSTRONG, MR. CONDELLA, DR. CSIMMA, MR. GERAGHTY, DR. GRAY, MS. MERRIFIELD AND DR. PATEL.

PROPOSAL 2

RATIFICATION OF THE APPOINTMENT OF THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Overview

As described elsewhere in this Proxy Statement, BDO USA, LLP conducted the audit of the Company’s accounts for the fiscal year ending December 31, 2015. The Audit Committee has selected PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016, and the Board is asking stockholders to ratify that selection. Selection of the Company’s independent registered public accounting firm is not required to be submitted to a vote of the stockholders of the Company for ratification. Although the Sarbanes-Oxley Act of 2002, as well as the charter of the Audit Committee, require the Audit Committee to engage, retain, and supervise the Company’s independent registered public accounting firm, the Board considers the selection of the independent registered public accounting firm to be an important matter of stockholder concern and is submitting the selection of PricewaterhouseCoopers LLP for ratification by our stockholders as a matter of good corporate practice.

If a majority of votes cast on this matter are not cast in favor of the selection of PricewaterhouseCoopers LLP, the Audit Committee and the Board will reconsider the selection of such firm as the Company’s independent registered public accounting firm. Even if stockholders vote on an advisory basis in favor of the selection, the Audit Committee may, in its discretion, direct the selection of different independent auditors at any time during the year if it determines that such a change would be in the best interests of the Company and the stockholders.

The Company expects that representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting, will have an opportunity to make a statement, and will be available to respond to appropriate questions. Representatives of BDO USA, LLP, are not expected to attend the Annual Meeting and, therefore, will not have the opportunity to make any statement or be available to answer questions at the meeting.

Vote Required

The affirmative vote of a majority of the votes cast by the Shares present in person or represented by proxy at the Annual Meeting is required to approve the ratification of the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016. Unless otherwise instructed, the Named Proxies will vote properly executed proxies received by them “FOR” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR”

THE RATIFICATION OF THE SELECTION OF PRICEWATERHOUSECOOPERS LLP AS

THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING DECEMBER 31, 2016.

PROPOSAL 3

APPROVAL OF THE AMENDED AND RESTATED 2015 LONG-TERM INCENTIVE PLAN

General

On May 11, 2016, the Board of Directors adopted, subject to stockholder approval at the Annual Meeting, the Amended and Restated Juniper Pharmaceuticals, Inc. 2015 Long-Term Incentive Plan (the “2015 Plan”), which, if adopted, will, among other things, increase the number of shares of our Common Stock reserved for issuance by 1,500,000 shares. We are seeking the approval of our stockholders with respect to the 2015 Plan.

The primary purpose of the 2015 Plan is to provide incentives which will attract, retain, and motivate highly competent persons as non-employee directors, officers, employees, and certain consultants and advisors of the Company, by providing them with a proprietary interest in the long-term success of the Company, aligning their individual interests with those of the Company’s stockholders, and to reward the performance of individuals in fulfilling their personal responsibilities for achievement of the Company’s objectives. The increase in the number of shares of Common Stock reserved under the 2015 Plan and the other proposed changes to the 2015 Plan, which are described below, will assist the Company in meeting these objectives.

Proposed Amendments to the 2015 Plan

Increase in Number of Shares Reserved Under 2015 Plan

As of June 13, 2016, there remained 573,450 shares of Common Stock available for future issuance under the 2015 Plan. Given the significant portion of incentive composition paid as equity awards, the Board has determined the number of shares currently available under the 2015 Plan to be insufficient for the Company’s compensation needs. As such, if the 2015 Plan, as amended and restated, is not approved, then the Company may be compelled to increase the cash-based component of employee compensation, which is contrary to the Company’s compensation philosophy and could reduce the alignment of employee and stockholder interests. In addition, the Company will lose a critical tool for attracting, retaining and motivating directors, executives and employees, putting us at a competitive disadvantage in the competitive marketplace for talent.

Because grants under the 2015 Plan are within the discretion of the Compensation Committee at various future dates, it is not possible as of the date of this Proxy Statement to accurately determine future benefits that will be received by our executive officers and other plan participants.

In determining the amount of shares proposed to be added to the 2015 Plan, the Compensation Committee and the Board considered the total amount of awards outstanding under existing grants and available for new awards, as well as the Company’s burn rate over the past three years. The Compensation Committee also considered models prepared by its compensation consultant, Radford, an Aon Hewitt Company, in order to determine how the request for additional shares would affect dilution and burn rate, and how this proposal would be analyzed by stockholders and shareholder advisory services.

•	Outstanding Awards. The Company had outstanding, as of June 13, 2016, grants of 482,500 stock options (482,500 of which are unvested) issued under the 2015 Plan, and 13,915 shares subject to full-value awards under the 2015 Plan.

•	Shares Remaining Under 2015 Plan. As of June 13, 2016, 573,450 shares of Common Stock remained available for new awards under the 2015 Plan.

•	Dilution. The approximately 2,003,424 outstanding and available awards currently represent dilution to our outstanding shares of approximately 15.6%. With the additional 1,500,000 shares requested for the 2015 Plan, outstanding and available awards would represent dilution to the Company’s outstanding shares of approximately 24.5%.

•

Burn Rate. Burn rate measures the usage of shares for the 2015 Plan as a percentage of the Company’s outstanding shares. The Company granted 85,000 awards under the 2015 Plan in fiscal 2015. For fiscal

2015, 2014 and 2013, our burn rate was 6.1%, 3.3% and 1.2%, respectively, for a three-year average burn rate of 3.5%. The increase in burn rate in 2014 compared to 2013 reflects a new hire stock option grant to our Chief Financial Officer who joined the Company in 2014, in addition to an annual stock option grant to the previous Chief Financial Officer prior to his departure. The increase in burn rate in 2015 compared to 2014 reflects a new hire stock option grant to our Chief Medical Officer who joined the Company in 2015, a restricted stock grant and stock option grant to our Chairman who joined the Board in 2015, and stock option grants to two new Scientific Advisory Board members who joined the Company in 2015. The Compensation Committee believes that 1,500,000 additional shares is appropriate at this time to allow the Company to grant awards over the next two years.

Other Amendments to the 2015 Plan

In addition to the increase in the number of shares available under the 2015 Plan, the Compensation Committee and the Board have approved the following amendments to the 2015 Plan.

•	Fungible Plan Design. The 2015 Plan, as amended, removes the limitation on the number of shares of Common Stock that may be issued pursuant to full value awards. Instead, under the 2015 Plan, as amended, each stock option or stock appreciation right granted under the 2015 Plan will reduce the share pool by one share, and each stock award, stock unit, performance share or other stock-based award will reduce the share pool by two shares.

•	Minimum Restricted Period. The 2015 Plan, as amended, provides that each award granted under the 2015 Plan (other than a substitute award), will be subject to a minimum restricting and/or vesting period of 12 months from the date of grant. The Compensation Committee does not have the discretion to waive this minimum vesting period, except in the case of death, disability, retirement, or a change of control. This minimum restricted period can be waived, in the discretion of the Compensation Committee, with respect to a number of awards up to 5% of the aggregate share pool as of the date the 2015 Plan is approved by stockholders.

•	Double Trigger Vesting Upon Change of Control. With respect to awards granted on or after the date the 2015 Plan is approved by stockholders, awards will not automatically become vested upon a change of control of the Company. Instead, provided that the successor assumes or substitutes the outstanding awards, the awards will accelerate only if the participant is terminated without cause within 24 months following the change of control.

•	Increase in Maximum Shares that May be Granted to a Participant. The 2015 Plan increases the maximum number of shares subject to awards that may be granted to a participant in a calendar year to 400,000. The Compensation Committee determined that this increase was necessary in order to preserve the Company’s flexibility in granting awards and its ability to attract, retain and motivate its key employees.

Summary of the 2015 Plan

A copy of the 2015 Plan, as amended and restated, is attached as Appendix A hereto. The following description of the 2015 Plan is a summary and, as such, is qualified in its entirety by reference to the complete text of the 2015 Plan.

Material Features of Our 2015 Plan

Shares Subject to the Plan

The aggregate number of shares that may be issued pursuant to the 2015 Plan will be 2,5000,000, which may be authorized and unissued shares plus (i) shares issuable under the 2008 Plan (described below) pursuant to outstanding options that expire or terminate without being exercised, (ii) shares issued or issuable pursuant to awards under the 2008 Plan that lapse or have been forfeited or that are settled in cash, and (iii) shares remaining available for issuance under the 2008 Plan on the date that the 2015 Plan first became effective. Notwithstanding the foregoing, no more than 2,500,000 shares may be delivered upon the exercise of incentive stock options, and the number of shares with respect to awards that may be granted to any one individual in any calendar year will not exceed 400,000 shares. Shares issued under the 2015 Plan may be authorized and unissued shares, treasury shares, or shares purchased on the open market or acquired by private purchase.

The number and kind of shares available under each of these limitations (and underlying outstanding awards) is subject to adjustment as determined to be equitable by the Committee or another director committee appointed by the board of directors in the event of any changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, spin-offs, dividends in kind, or other relevant changes in capitalization, or in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, participants in the 2015 Plan, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the 2015 Plan.

This share pool will be reduced by one share for each stock option or stock appreciation right granted under the 2015 Plan, and by two shares for each restricted stock award or stock unit, provided that the share pool will not be reduced for awards that are required to be paid in cash pursuant to their terms. Shares subject to awards under the 2015 Plan that are not used or are canceled, terminated or forfeited because the terms and conditions of the awards are not met may be used again for awards under the 2015 Plan. The following shares will not again become available for issuance under the 2015 Plan:

•	shares tendered by participants, or withheld by the Company, as full or partial payment upon the exercise of stock options or stock appreciation rights;

•	shares tendered by participants, or withheld by the Company, as full or partial payment upon the exercise of stock options or stock appreciation rights;

•	upon exercise of a stock appreciation right settled in shares, the gross number of shares covered by the portion of the award exercised;

•	shares withheld by, or otherwise remitted to, the Company to satisfy a participant’s tax withholding obligations under an award; or

•	shares repurchased by the Company with cash received as payment for the exercise price of an option or stock appreciation right.

In connection with the acquisition of any business by the Company or any of its subsidiaries or affiliates, any then-outstanding options or other similar rights or other equity awards pertaining to such business may be assumed or replaced by awards under the 2015 Plan upon such terms and conditions as the Committee determines in its sole discretion and, to the extent any shares of Common Stock are to be delivered as awards under the 2015 Plan in replacement for any such grants, awards, options or rights of another business, such shares will be in addition to those described above as available for the grant of awards under the 2015 Plan.

Information on the total number of shares available under our existing equity compensation plans and subject to outstanding options is presented under the caption “Equity Compensation Plan Information” above.

Administration

The 2015 Plan will be administered by the Committee. The members of the Committee are appointed from time to time by the Board of Directors. Under the 2015 Plan, the Committee must consist of two or more members who are “Non-Employee Directors” within the meaning of Rule 16b-3(b)(3) of the Securities Exchange

Act, “outside directors” within the meaning of Section 162(m) of the Internal Revenue Code, and “independent directors” under the rules of Nasdaq, as applicable. The Committee has the duty to conduct the general administration of the 2015 Plan, and has the authority, among other things, to select the non-employee directors, employees, and consultants to whom awards are granted; determine the types of awards to be granted and the number of shares covered by such awards; set the terms and conditions of such awards; and establish rules for the administration of the 2015 Plan. Any award granted under the Plan, and any interpretation or determination of the terms and conditions for any award, need not be the same with respect to each participant. To the extent permitted by applicable law or the rules of Nasdaq, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend awards or to take other administrative actions under the 2015 Plan. In addition, the Committee is permitted to employ such legal or other counsel as it deems desirable for the administration of the 2015 Plan, with expenses for such counsel paid by the Company (or other employer affiliate, as deemed appropriate).

Participants

Those non-employee directors, employees, and consultants of Juniper and its subsidiaries and affiliates as the Committee determines to be responsible for the Company’s success and future growth and profitability are eligible to be selected by the Committee to receive awards under the 2015 Plan. The Committee has the discretion to select participants who are not subject to U.S. taxation, in which case any awards made to such non-U.S. participants may have to be modified to comply with local laws and practices.

Award Agreements

Each award under the 2015 Plan will be evidenced by a written agreement entered into between the Company and the participant, setting forth the terms and provisions applicable.

Types of Awards

The 2015 Plan permits grants of:

•	stock options, including “incentive stock options” meeting the requirements of Section 422 of the Internal Revenue Code and stock options that do not meet such requirements;

•	stock appreciation rights;

•	restricted stock awards;

•	stock units; and

•	any combination of the foregoing.

Any awards made under the 2015 Plan may be performance-based awards. This means that the grant of any of these awards may represent “performance-based compensation” within the meaning of Section 162(m) of the Internal Revenue Code.

Stock Options. The Committee may grant stock options under the 2015 Plan, which provide for the right to purchase our Common Stock at a specified price upon becoming exercisable. The Committee may also, in its discretion, make a concurrent grant of stock appreciation rights in tandem with any stock option grant (see “Stock Appreciation Rights” discussed below). Stock options may be either “incentive stock options” intended to meet the requirements of Section 422 of the Internal Revenue Code, or non-statutory stock options that do not meet such requirements (“non-qualified stock options”); provided, that incentive stock options may only be granted to employees. The exercise price of any option granted under the 2015 Plan will be set by the Committee, but will not be less than 100% of the fair market value (as defined under the 2015 Plan) of the stock at the date of grant (subject to special provisions in the case of stock options that are substitute awards, in connection with a corporate transaction). Stock options will be exercisable at such times as the Committee determines and will be subject to such terms and conditions, including vesting and performance-based conditions, as the Committee determines.

Payment of the exercise price for a vested stock option may be made in cash or, in the discretion of the Committee, by delivery of owned shares, by directing the Company to withhold shares otherwise deliverable upon exercise, or by a broker-assisted cashless exercise, or any other method of payment deemed acceptable by the Committee. No stock option may be exercised more than ten years after the date it is granted.

Stock Appreciation Rights. The Committee may grant stock appreciation rights exercisable at such times and subject to such conditions or restrictions as the Committee may determine. Upon exercise of a stock appreciation right by a holder, the holder is entitled to receive a payment based on the excess of the fair market value (or other specified lesser value) of one share of Common Stock on the date of exercise over the fair market value (or other specified greater value) of one share of Common Stock on the date of grant (subject to special provisions in the case of stock appreciation rights that are substitute awards, in connection with a corporate transaction). As noted above, stock appreciation rights may be granted in connection with stock options or separately. Payment for stock appreciation rights may be made in shares, cash or a combination of the two, as determined by the Committee. No stock appreciation right may be exercised more than ten years after the date it is granted.

Restricted Stock Awards. A restricted stock award is the grant of shares of our Common Stock at a price determined by the Committee (which price shall be no less than the par value of such shares) that is nontransferable and unless otherwise determined by the Committee at the time of award, may be forfeited upon termination of employment or service during a restricted period. The Committee may grant restricted stock awards under the 2015 Plan, subject to the limit on shares available for full-value awards, and subject to such restrictions and terms and conditions as the Committee deems appropriate. Any purchase price payable for shares subject to a restricted stock award may be paid in any manner authorized by the Committee.

Restricted stock awards may be made in consideration for services provided or to be provided to Juniper. Restricted stock awards may be subject to restrictions on transfer, the right of Juniper to reacquire the shares for a payment specified in the award or for no payment, and may grant or withhold the right of the holder to receive dividends and to vote the shares granted.

Stock Units. A “stock unit” is a notional account representing one share of Common Stock and may include, if so determined by the Committee, the value of any dividends or other rights or property received by stockholders after the date of grant of the stock unit. Committee may grant stock units subject to such restrictions and terms and conditions as the Committee may impose. Holders of stock units have the right, subject to any conditions and restrictions imposed by the Committee, to receive shares of Common Stock (or a cash payment equal to the fair market value of such shares, or combination of cash and shares) at some future date.

The Committee may, in its discretion, grant dividend equivalent rights with respect to such stock units and establish any vesting requirements, transfer restrictions and forfeiture provisions.

Performance-Based Awards. Awards made under the 2015 Plan may be intended to qualify for the performance-based compensation exemption of Section 162(m) of the Internal Revenue Code. A performance-based award will entitle the holder to receive payments upon the achievement of specified performance goals based on one or more business criteria that apply to individual participants, one or more departments, groups or business units, or Juniper as a whole, or specified subsidiaries or affiliates of Juniper, either individually or in combination, and may be measured either in absolute terms or as compared to any incremental increase or decrease or as compared to results of a peer group or to market performance indicators or indices. Such business criteria include:

•	net earnings;

•	earnings per share;

•	revenues;

•	sales;

•	operating income;

•	earnings before interest and taxes (EBIT);

•	earnings before interest, taxes, depreciation and amortization (EBITDA);

•	segment profit, as defined in the Company’s financial statements;

•	working capital targets;

•	return on equity;

•	return on capital or return on assets;

•	expenses or expense ratios;

•	cash flow, free cash flow, cash flow return on investment, net cash provided by operations, or economic profit created;

•	market price per share;

•	total return to stockholders; and

•	specific strategic or operational business criteria, including market penetration, geographic expansion, new concept development goals, new products, new projects, or new ventures, customer satisfaction, staffing, training and development goals, and goals relating to acquisitions, divestitures, affiliates and joint ventures.

The Committee will determine the terms and conditions of a performance award, including the performance goals to be achieved during the performance period, the length of the performance period and the amount and form of payment of the performance award. A performance award may be settled in cash, shares or a combination of the two.

Minimum Restriction Period

Each award granted under the 2015 Plan (other than a substitute award) is subject to a minimum restriction and/or vesting period of 12 months from the date of grant. The Committee does not have the discretion to waive this minimum restriction period, except in the case of the death, disability, or retirement of a participant or a change of control of the Company. The minimum restriction period will not apply, or may be waived, in the Committee’s discretion, with respect to up to 5% of the aggregate share pool as of the date that stockholders approve of the 2015 Plan.

Limitations on Transfer of Awards

Except as discussed below, no award (other than unrestricted stock awards or vested restricted stock awards) may be transferred or assigned by the participant except by will or the laws of descent and distribution, in the event of the participant’s death, and may only be exercised during the participant’s lifetime, by the participant. If permitted by the Committee and the terms of the award, a participant may transfer awards (other than incentive stock options) to certain immediate family members or trusts for the benefit of such persons or other entities owned by such persons. Such transactions would be intended to facilitate estate planning.

Withholding

As a condition to the issuance or delivery of shares of Common Stock or payment of other compensation pursuant to the exercise, lapse of restrictions or other settlement of any award under the 2015 Plan, the Company has the authority to require participants to discharge all applicable withholding tax obligations. The Committee may, in its discretion, require the participant to remit a sufficient cash amount to the Company, may withhold from any other sums due or to become due from the Company (or employer affiliate) to the participant, or may determine that shares of Common Stock held by or to be issued to a participant may be used to discharge tax withholding obligations.

Termination of Services, Forfeiture

Unless the Committee or an agreement relating to Awards under the 2015 Plan provides otherwise, if a participant’s service with the Company, a subsidiary or affiliate terminates other than for cause, all unexercisable awards held by the participant are immediately forfeited and all exercisable awards remain exercisable in accordance with the 2015 Plan and their award agreement terms, until the earlier of 90 days following termination or expiration of the award; provided, that if the termination is due to death, all exercisable awards remain exercisable in accordance with the 2015 Plan and the award agreement terms until the earlier of one year following termination or expiration of the award. Unless otherwise provided by the Committee or in an award agreement, if termination is for cause or other “injurious conduct” (as described in the 2015 Plan), or if the participant engages in injurious conduct during the one-year period following termination, all awards held by the applicable participant which have not been settled under the 2015 Plan (other than fully vested restricted stock awards and vested stock units that have been deferred at the election of the participant) are subject to forfeiture. Further, the Committee may provide in an award agreement for forfeiture of gains previously realized upon exercise, lapse of restrictions or settlement of an award in the event of a participant’s injurious conduct during service or for a specified period following termination from service. In the event of a participant’s injurious conduct, the Committee must exercise the right of forfeiture within ninety days after discovery of the participant’s activities (which activities must have occurred no later than twelve months after termination from service).

Change of Control

Upon a “change of control” (as defined in the 2015 Plan), outstanding awards granted prior to the date this amended and restated 2015 Plan is approved by stockholders (and, to the extent not assumed or substituted by the surviving entity, awards granted on or after the date this amended and restated 2015 Plan is approved by stockholders) become immediately and fully exercisable or payable. The Committee may determine that, upon a change of control, each stock option and stock appreciation right outstanding will terminate within a specified number of days after notice to the holder, and that in such event, the holder will be entitled to receive an amount (in cash or property equal to the excess of the fair market value of the shares (determined immediately prior to the change in control) over the exercise price of the award. To the extent not exercised, settled or terminated, the Committee may determine that outstanding awards will be assumed or substituted by a successor entity (or affiliate of a successor entity).

In the event the Company is the surviving entity or the surviving entity assumes or substitutes the awards granted on or after the date this amended and restated 2015 Plan is approved by stockholders, and a participant is terminated without cause (as defined in the 2015 Plan) within 24 months following the change of control, (i) all outstanding stock options and stock appreciation rights held by the participant will become fully vested and remain exercisable for 24 months following the date of termination, and (ii) all restricted stock awards and stock units will become fully vested, provided that restricted stock awards and stock units that vest based on the achievement of performance conditions will vest on a pro-rata basis based on the number of full months of service completed during the performance period, at the greater of (x) the target level and (y) the actual level of performance achieved as of the date of the termination of employment.

Amendment or Termination of the 2015 Plan

Unless earlier discontinued or terminated by the Committee, no awards may be granted under the 2015 Plan after June 2, 2025. The 2015 Plan permits the Committee or the Board to amend, suspend or terminate the 2015

Plan at any time; provided that stockholder approval is required if the amendment will (i) increase the total number of shares of Common Stock that may be issued through awards under the 2015 Plan, (ii) increase the maximum number of shares that may be awarded to any participant under the 2015 Plan, (iii) change the types of business criteria on which performance-based awards are based, (iv) modify the eligibility requirements for participation under the 2015 Plan, or (v) reduce the exercise price of any outstanding stock option or stock appreciation right (provided, that certain adjustments, as discussed in “Shares Subject to the Plan” above, are not subject to stockholder approval). In addition, no amendment will be made without shareholder approval if shareholder approval is required by any applicable law or by NASDAQ rules. Notwithstanding the foregoing, no amendment or termination will adversely affect, in any material way, an outstanding award without the consent of the affected participant; provided, that the Board or Committee may make any amendments it deems necessary or advisable for the purpose of conforming to any applicable law or regulation.

Prohibition on Repricing Without Stockholder Approval

Under the 2015 Plan, neither stock options nor stock appreciation rights may be “repriced” without the approval of stockholders. A “repricing” means amending the terms of an option or stock appreciation right after it is granted to lower its exercise price, any other action that is treated as a repricing under generally accepted accounting principles or NASDAQ rules, and canceling an option or stock appreciation right at a time when its strike price is equal to or greater than the fair market value of the underlying shares, in exchange for another award or for an equity or cash payment, unless the cancellation and exchange occurs in connection with a merger, acquisition, spin-off or other similar corporate transaction. Adjustments to outstanding awards in connection with extraordinary corporate events will not be deemed “repricings” under the 2015 Plan.

Certain Federal Income Tax Matters

The following is a brief summary of the federal income tax consequences generally applicable to awards granted under the 2015 Plan based on United States federal income tax laws in effect on the date of this proxy statement. This summary is provided for the information of stockholders considering how to vote on this matter, and is not intended to be exhaustive and does not address all matters that may be relevant to a particular participant based on his or her specific circumstances. The summary expressly does not discuss the income tax laws of any state, municipality, or non-U.S. taxing jurisdiction, or the gift, estate, excise (other than a brief summary of golden parachute excise tax rules) or other tax laws other than federal income tax law. The following summary is not tax advice, and is not intended or written to be used, and cannot be used, for the purposes of avoiding taxpayer penalties. Because individual circumstances may vary, and because tax laws are complex and subject to change, Juniper advises all participants to consult their own tax advisors concerning the tax implications of awards granted under the 2015 Plan. In all cases, special rules may apply to participants receiving awards under the 2015 Plan who are subject to Section 16(b) of the Exchange Act.

Incentive Stock Options. An employee will generally not recognize ordinary income on receipt or exercise of an incentive stock option so long as he or she has been an employee of the Company or its subsidiaries from the date the ISO was granted until three months before the date of exercise. However, the amount by which the fair market value of the shares on the exercise date exceeds the exercise price is an adjustment in computing the employee’s alternative minimum tax in the year of exercise. If the employee holds the shares of Common Stock received on exercise of the ISO for one year after the date of exercise and for two years from the date of grant of the ISO, any difference between the amount realized upon the disposition of the shares and the amount paid for the shares will be treated as long-term capital gain (or loss, if applicable) to the employee. If the employee exercises an ISO and satisfies these holding period requirements, the Company may not deduct any amount in connection with the ISO.

If an employee exercises an ISO but engages in a “disqualifying disposition” by selling the shares acquired on exercise before the expiration of the one and two-year holding periods described above, the employee generally will recognize ordinary income (for regular income tax purposes only) in the year of the disqualifying disposition equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price; and any excess of the amount realized on the disposition over the fair market value on the date of exercise will be taxed as long- or short-term capital gain (as applicable). In either event, the Company will be entitled to a deduction in the amount of ordinary income recognized by the employee.

Non-Qualified Stock Options. Non-qualified stock options will not be taxable to a participant at grant but generally will result in taxation at exercise, at which time the participant will recognize ordinary income in an amount equal to the difference between the aggregate amount of exercise price paid and the fair market value of the shares on the exercise date. The Company will be entitled to deduct a corresponding amount in the year the participant recognizes this income. Upon any subsequent sale of the shares that were acquired pursuant to exercise of a non-qualified stock option, the participant will realize a capital gain (or loss) to the extent the sale price exceeds (or is less than) the participants “tax basis” in the shares (i.e., the fair market value of the shares at the time of exercise), and the Company would not be entitled to any corresponding tax deduction.

Stock Appreciation Rights. Generally, no taxable income is recognized by a participant when a stock appreciation right is granted. Upon the exercise of a stock appreciation right, the participant will recognize ordinary income equal to the cash payment or fair market value of the shares of Common Stock received. The Company generally will be entitled to a compensation deduction for the same amount that the participant recognizes as ordinary income. Tax rules regarding capital gains and losses upon a subsequent sale of the shares received upon exercise are generally the same as for non-qualified stock options, discussed above.

Restricted Stock Awards. The recognition of income from an award of restricted stock for federal income tax purposes depends on the restrictions imposed on the shares. Generally, taxation will be deferred until the first taxable year the shares are no longer subject to substantial risk of forfeiture or become transferable. At the time the restrictions lapse, the participant will recognize ordinary income equal to the then fair market value of the stock less any amount paid for the stock. The participant may, however, make an election under Section 83 of the Internal Revenue Code to include the value of the shares in gross income at the time of grant despite such restrictions. Generally, the Company will be entitled a compensation deduction at the same time and in the same amount as the participant recognizes in income.

Stock Unit Awards. A participant will generally not recognize taxable income upon the grant of a stock unit award. However, when the award is settled, whether by cash or shares being delivered to the participant, the value of such payment at the time will be taxable to the participant as ordinary income. Generally, the Company will be entitled to a deduction for an amount equal to the amount of ordinary income recognized by the participant.

Performance Awards. A participant who has been granted a performance award (either stock units or restricted stock) generally will not recognize taxable income at the time of grant, and the Company will not be entitled to a deduction at that time. When an award is paid, whether in cash or shares, the participant generally will recognize ordinary income, and the Company will be entitled to a corresponding deduction.

Code Section 409A. Certain awards, depending in part on particular award terms and conditions, may be considered non-qualified deferred compensation subject to the requirements of Code Section 409A. If the terms of such awards do not meet the requirements of Code Section 409A, then the violation may result in an additional 20% tax obligation, plus penalties and interest for such participant.

Section 162(m) Limitation. In general, Section 162(m) of the Code imposes a limit on corporate tax deductions for compensation in excess of $1 million per year paid by a public company to its chief executive officer or any of the next three most highest paid executive officers (other than the chief financial officer) as listed in the proxy statement. An exception to this limitation is provided for performance-based compensation that satisfies certain conditions in order to be exempt from the $1 million deduction limit. In particular: (a) the compensation must be paid solely on account of the attainment of one or more objective, pre-established performance goals; (b) the performance goals must be determined within a specified time frame by a committee or subcommittee of the Board consisting solely of two or more “outside directors” (within the meaning of Section 162(m)); (c) the material terms of the compensation, including the performance goals, must have been disclosed to the Company’s stockholders and approved by a majority of the vote of such stockholders before such compensation is paid; and (d) the committee of outside directors certifies the attainment of the performance goals and satisfaction of other terms before such compensation is paid.

If the 2015 Plan is approved by stockholders, then the Company believes that awards made under the 2015 Plan should be able to qualify as performance-based compensation under 162(m), because the 2015 Plan sets forth the various performance goals pursuant to which performance-based compensation may be payable and the maximum number of shares that can be granted to any individual participant during any calendar year, thereby establishing the maximum amount of compensation that can be payable during the term of the 2015 Plan to any one participant. As a result, if awarded by a qualifying compensation committee, stock options and stock appreciation rights granted under the 2015 Plan should satisfy the “performance-based compensation” exception to Section 162(m) as the compensation payable is based solely on an increase in the stock price after the grant date (i.e., the option exercise price or stock appreciation right exercise price is equal to or greater than the fair market value of the stock subject to the award on the grant date). Restricted stock, stock units and performance awards granted under the 2015 Plan may also qualify as “qualified performance-based compensation” for purposes of Code Section 162(m) if such awards are awarded by a qualifying compensation committee, such awards are granted or vest upon pre-established objective performance measures based on the performance goals described above under the section entitled “Performance-Based Awards” and the other technical requirements for granting such awards are met at the time the performance-based awards are granted.

We have attempted to structure the 2015 Plan in such a manner that awards are able to qualify as “performance-based compensation” for purposes of the Code Section 162(m) $1,000,000 compensation limit. However, we have not requested a ruling from the IRS or an opinion of counsel regarding this issue. This discussion will neither bind the IRS nor preclude the IRS from taking a contrary position with respect to the 2015 Plan. Additionally, nothing in the 2015 Plan requires or otherwise guarantees that awards will be qualified “performance-based compensation” under Code Section 162(m), and as noted above, the Committee may, in its discretion, make awards that do not qualify as “performance-based compensation” for Code Section 161(m) purposes.

Deferred Compensation. Any deferrals made under the 2015 Plan, including awards granted under the plan that are considered to be nonqualified deferred compensation, must satisfy the requirements of Section 409A of the Internal Revenue Code to avoid adverse tax consequences to the participant. These requirements include limitations on election timing, acceleration of payments, and the timing of distributions. Juniper intends to structure any deferrals and awards under the 2015 Plan to meet the applicable tax law requirements so that participants are not subject to tax penalties, interest, and unexpected recognition of income under Internal Revenue Code Section 409A, but there can be no assurance that the Internal Revenue Code Section 409A requirements will be met in all cases.

Change of Control. Payments or other benefits provided in connection with a change in control, including acceleration of the exercisability of options and stock appreciation rights, and the lapse of restrictions with respect to restricted stock awards and stock units granted under the 2015 Plan, may constitute compensatory payments that, when made to certain defined individuals (such as Juniper’s executive officers), may be deemed to be “parachute payments” within the meaning of Code Sections 280G and 4999. Those tax laws provide that, if parachute payments to an individual equal or exceed three times the individual’s base amount, the excess of the parachute payments over the base amount (the “excess parachute payments”) will not be deductible by the Company and will be subject to a 20% excise tax payable by the individual. As used in Section 280G, the “base amount” is the individual’s average annual taxable compensation over the five years preceding the taxable year in which the change of control occurs. It should also be noted that excess parachute payments may reduce the $1,000,000 deduction limitation under Code Section 162(m).

Additional Information

The 2015 Plan is not subject to the Employee Retirement Income Security Act of 1974 (“ERISA”), as amended, and is not qualified under Section 401(a) of the Internal Revenue Code. The foregoing is only a summary of certain provisions of the 2015 Plan and is qualified by reference to the full text of the 2015 Plan, which is attached as Appendix A.

Vote Required

The affirmative vote of a majority of the votes cast by the Shares present in person or represented by proxy at the Annual Meeting is required to approve the 2015 Plan. Unless otherwise instructed, the Named Proxies will vote properly executed proxies received by them “FOR” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE PROPOSAL TO APPROVE THE AMENDED AND RESTATED 2015 LONG-TERM INCENTIVE PLAN.

PROPOSAL 4

ADVISORY VOTE ON THE COMPENSATION OF JUNIPER’S NAMED EXECUTIVE OFFICERS

The Board is committed to excellence in governance and is aware of the significant interest in executive compensation matters by investors and the general public.

The Company has designed its executive compensation program to attract, motivate, reward and retain the senior management talent required to achieve our corporate objectives and increase stockholder value. We believe that our compensation policies and procedures are centered on pay-for-performance principles and are strongly aligned with the long-term interests of our stockholders. See “Compensation Discussion and Analysis” above.

As required by Section 14A of the Exchange Act pursuant to the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 the Company is presenting the following proposal, which gives you as a stockholder the opportunity to endorse or not endorse the compensation program for our named executive officers, as disclosed in this Proxy Statement, by voting for or against the following resolution (a “say-on-pay” vote). While the vote on the resolution is advisory in nature, and therefore will not bind us to take any particular action, the Board intends to carefully consider the stockholder vote resulting from the proposal in making future decisions regarding our compensation program.

RESOLVED, that the stockholders approve, on an advisory basis, the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis, the compensation tables, and the related narrative executive compensation disclosures contained in the proxy statement.

Vote Required

The affirmative vote of a majority of the votes cast by the Shares present in person or represented by proxy at the Annual Meeting is required (on a non-binding advisory basis) to approve the resolution. Unless otherwise instructed, the Named Proxies will vote properly executed proxies received by them “FOR” the proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE “FOR” THE NON-BINDING, ADVISORY PROPOSAL TO APPROVE THE COMPENSATION OF JUNIPER’S NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT.

OTHER MATTERS

The Board knows of no other matters other than those stated in this Proxy Statement that are to be presented for action at the Annual Meeting. If any other matters should properly come before the Annual Meeting, it is intended that proxies in the accompanying form will be voted on any such matter in accordance with the judgment of the persons voting such proxies. Discretionary authority to vote on such matters is conferred by such proxies upon the persons voting them.

HOUSEHOLDING OF PROXY MATERIALS

Some brokers and other nominee record holders may be participating in the practice of “householding” proxy statements. This means that only one copy of this Proxy Statement may have been sent to multiple stockholders in a stockholder’s household. The Company will promptly deliver a separate copy of the Proxy Statement to any stockholder who contacts the Company’s Chief Financial Officer by writing to Juniper Pharmaceuticals, Inc., 33 Arch Street, Suite 3110, Boston, Massachusetts 02110, or by calling (617) 639-1500. If a stockholder is receiving multiple copies of this Proxy Statement at the stockholder’s household and would like to receive a single copy of the Proxy Statement for a stockholder’s household in the future, the stockholder should contact his or her broker, other nominee record holder, or the Company’s Chief Financial Officer to request mailing of a single copy of this Proxy Statement.

THE COMPANY’S WEBSITE

In addition to the information about the Company contained in this Proxy Statement, extensive information about the Company can be found on its website located at www.juniperpharma.com including information about its management team, products and services and its corporate governance practices. The content on the Company’s website is available for information purposes only, should not be relied upon for investment purposes, and is not deemed to be incorporated by reference into this Proxy Statement.

THE COMPANY’S PRINCIPAL EXECUTIVE OFFICE

The Company’s principal executive office is located at 33 Arch Street, Suite 3110, Boston, Massachusetts 02110.

ANNUAL REPORT AND OTHER SEC FILINGS

Our 2015 Annual Report on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K are available on our corporate website www.juniperpharma.com under the “Investor Relations” tab. These and other SEC filings, including this Proxy Statement, are also available on the SEC’s website at www.sec.gov. The Company will provide, without charge, to any person upon written request or telephone call a copy of any of our SEC filings. All such requests should be directed to our Chief Financial Officer, Juniper Pharmaceuticals, Inc., 33 Arch Street, Suite 3110, Boston, Massachusetts 02110, or by calling (617) 639-1500.

ADDITIONAL QUESTIONS AND INFORMATION REGARDING

THE ANNUAL MEETING AND STOCKHOLDER PROPOSALS

Q:	What happens if additional proposals are presented at the Annual Meeting?

A:	Other than the four proposals described in this Proxy Statement, we do not expect any matters to be presented for a vote at the Annual Meeting. If you grant a proxy, the persons named as proxy holders will have the discretion to vote your shares on any additional matters properly presented for a vote at the Annual Meeting. If for any unforeseen reason any of our nominees is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate or candidates as may be nominated by the Board.

Q:	Who will bear the cost of soliciting votes for the Annual Meeting?

A:	Juniper will pay the entire cost of preparing, assembling, printing, mailing and distributing these proxy materials. However, if you choose to vote over the Internet, you will bear the expenses for your Internet access. In addition, we have retained MacKenzie Partners, Inc., 105 Madison Avenue, New York, NY, 10016, to aid in the solicitation of Proxies by mail, telephone, facsimile, e-mail and personal solicitation and to contact brokerage houses and other nominees, fiduciaries and custodians to request that such entities forward soliciting materials to beneficial owners of our common stock. For these services, we will pay MacKenzie Partners, Inc. a fee of $15,000, plus expenses. In addition to the mailing of these proxy materials, the solicitation of proxies or votes may be made in person, by telephone or by electronic communication by our directors, officers, and employees, who will not receive any additional compensation for such solicitation activities. We will also reimburse brokerage houses and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for forwarding proxy and solicitation materials to stockholders.

Q:	How do I propose individuals to serve as directors?

A:	Stockholders wishing to submit to the Nominating and Corporate Governance Committee qualified candidates for possible nomination to the Board may do so by sending the following information to the Nominating and Corporate Governance Committee, c/o Corporate Secretary, Juniper Pharmaceuticals, Inc., 33 Arch Street, Suite 3100, Boston, Massachusetts 02110:

(i)	Name of the candidate and a brief biographical sketch and resume;

(ii)	Contact information for the candidate and a document evidencing the candidate’s willingness to serve as a director if elected;

(iii)	A signed statement as to the submitting stockholder’s current status as a stockholder and the number of shares currently held; and

(iv)	Other information as described in our bylaws.

Such nominations must be received within the time periods described below for stockholder proposals outside of Rule 14a-8.

Q:	May I propose actions for consideration at next year’s annual meeting of stockholders?

A:	Yes, you may submit proposals for consideration at next year’s annual meeting of stockholders (the “2017 Annual Meeting”). In order for a stockholder proposal to be considered for inclusion in the proxy statement in reliance on Rule 14a-8 of the Exchange Act and presented at the 2017 Annual Meeting, it must be in such form as is required by the rules and regulations promulgated by the SEC and received by us not less than 120 calendar days before June 22, 2017 (or by February 22, 2017).

A proposal submitted by a stockholder outside of the process of Rule 14a-8 for the 2017 Annual Meeting will not be considered timely unless such proposal is received by us no later than March 24, 2017 and no earlier than February 22, 2017 in accordance with our bylaws. The proxy to be solicited on behalf of our Board for the 2017 Annual Meeting may confer discretionary authority to vote on any such proposal considered to have been received on a non-timely basis that nonetheless properly comes before the 2017 Annual Meeting.

By Order of the Board of Directors

George O. Elston

Corporate Secretary

June 22, 2016

Appendix A

Juniper Pharmaceuticals, Inc.

Amended and Restated 2015 Long-Term Incentive Plan

1.	Purpose. The Juniper Pharmaceuticals, Inc. Amended and Restated 2015 Long-Term Incentive Plan (the “Plan”) is intended to provide incentives which will attract, retain and motivate highly competent persons as non-employee directors, officers, employees, and certain consultants and advisors of Juniper Pharmaceuticals, Inc., a Delaware corporation (the “Company “), and its subsidiaries and affiliates, by providing them with a proprietary interest in the long-term success of the Company, aligning their individual interests with those of the Company’s stockholders, and to reward the performance of individuals in fulfilling their personal responsibilities for achievement of the Company’s objectives. Awards under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Restricted Stock Awards and (d) Stock Units (each as described below, and collectively referred to herein as the “Awards”).

2.	Administration.

(a)	Committee. The Plan will be administered by a committee (the “Committee”) appointed by the Board of Directors of the Company (the “Board”) from among its members and shall be comprised, unless otherwise determined by the Board, solely of two (2) or more members who each shall be (i) a “non-employee director” within the meaning of Rule 16b-3(b)(3) (or any successor rule) promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), (ii) an “outside director” for purposes of Section 162(m) of the Internal Revenue Code of 1986, as amended (the “Code”), and (iii) an “independent director” under the rules of any securities exchange or automated quotation system on which the shares of Common Stock, par value $0.01 per share, of the Company (the “Shares”, or “Common Stock”) are listed, quoted or traded; provided, that any action taken by the Committee shall be valid and effective, whether or not members of the Committee at the time of such action are later determined not to have satisfied the requirements for membership set forth in this Section 2 or otherwise provided in any charter of the Committee. Notwithstanding the foregoing, the full Board, acting by a majority of its members in office, shall conduct the general administration of the Plan with respect to all awards granted hereunder to members of the Board, and for purposes of such awards the term “Committee” as used in this Plan shall be deemed to refer to the Board. In addition, the full Board, acting by majority of its members in office, shall conduct the general administration of the Plan to the extent required by applicable law, exchange rule or regulation. With reference to the duties of the Committee under the Plan which have been delegated to one or more persons pursuant to Section 2(c), or which the Board has assumed, the term “Committee” shall refer to such person(s) unless the Committee or the Board has revoked such delegation or the Board has terminated the assumption of such duties.

(b)	Authority. It shall be the duty of the Committee to conduct the general administration of the Plan in accordance with its provisions. The Committee is authorized, subject to the provisions of the Plan, to make and administer grants under the Plan (including to designate eligible individuals to receive Awards; determine the type, terms and conditions of Awards granted and to waive conditions initially established for Awards, including to accelerate vesting and to extend the exercisability of Awards, except as specifically restricted by this Plan; to determine the forms of Award Agreement and manner of acceptance of an Award) and to establish such rules and regulations as it deems necessary for the proper administration of the Plan, including to make such determinations and interpretations and to take such action in connection with the Plan and any Awards granted hereunder as it deems necessary or advisable to carry out its purposes (including the correction of defects, the supplying of omissions, or the reconciliation of inconsistencies such that the Plan or Award Agreement complies with applicable law, regulations and listing requirements and to avoid unanticipated consequences or address unanticipated events deemed to be inconsistence with the purposes of the Plan or any Award Agreement, provided that no such action shall be taken to the extent that shareholder approval is deemed necessary or is required pursuant to Section 22 below). All determinations and interpretations made by the Committee shall be final, binding and conclusive on all parties. Any grant or Award made under the Plan, or interpretation or determination of terms and conditions for any Award, need not be the same with respect to each Participant (as defined below). Any such interpretations and rules with respect to a Stock Option that is intended to qualify as an incentive stock option and that conforms to the applicable provisions of Section 422 of the Code (“Incentive Stock Option”) shall be consistent with the provisions of Section 422 of the Code. In its sole discretion, the Board may at any time and from time to time exercise any and all rights and duties of the Committee under the Plan except with respect to matters which under Rule 16b-3 under the Exchange Act or any successor rule, or Section 162(m) of the Code, or any regulations or rules issued thereunder, or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded are required to be determined in the sole discretion of the Committee.

(c)	Action by the Committee. Unless otherwise established by the Board or in any charter of the Committee, a majority of the Committee shall constitute a quorum and the acts of a majority of the members present at any meeting at which a quorum is present, and acts approved in writing by all members of the Committee in lieu of a meeting, shall be deemed the acts of the Committee. Each member of the Committee is entitled to, in good faith, rely or act upon any report or other information furnished to that member by any officer or other employee of the Company, the Company’s independent certified public accountants, or any executive compensation consultant or other professional retained by the Company to assist in the administration of the Plan.

(d)	Delegation and Advisers. To the extent permitted by applicable law or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded, the Board or Committee may from time to time delegate to a committee of one or more members of the Board or one or more officers of the Company the authority to grant or amend Awards or to take other administrative actions pursuant to this Section 2; provided, however, that in no event shall an officer of the Company be delegated the authority to grant Awards to, or amend Awards held by, the following individuals: (a) individuals who are subject to Section 16 of the Exchange Act, (b) any employee of the Company who is, or could be, a “covered employee” within the meaning of Section 162(m) of the Code (“Covered Employee”), or (c) officers of the Company (or members of the Board) to whom authority to grant or amend Awards has been delegated hereunder; provided further, that any delegation of administrative authority shall only be permitted to the extent it is permissible under Section 162(m) of the Code and applicable securities laws or the rules of any securities exchange or automated quotation system on which the Shares are listed, quoted or traded. Any delegation hereunder shall be subject to the restrictions and limits that the Board or Committee specifies at the time of such delegation, and the Board may at any time rescind the authority so delegated or appoint a new delegate. At all times, the delegate appointed under this Section 2(d) shall serve in such capacity at the pleasure of the Board and the Committee. In addition, the Committee may employ such legal or other counsel, consultants and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion or computation received from any such counsel, consultant or agent. Expenses incurred by the Committee in the engagement of such counsel, consultant or agent, shall be paid by the Company, or the subsidiary or affiliate whose employees have benefited from the Plan, as determined by the Committee.

(e)	Limitation of Liability and Indemnification. No member of the Committee and no officer or employee of the Company shall be liable for any act or failure to act hereunder, except in circumstances involving his or her bad faith or willful misconduct, or for any act or failure to act hereunder by any other member or officer or employee or by any agent to whom duties in connection with the administration of this Plan have been delegated. The Company shall indemnify members of the Committee and any officer of the Company or any employee of the Company, a subsidiary or an affiliate designated to act on behalf of the Company or the Committee with regard to the Plan, and may indemnify any counsel or advisors appointed by the Company to assist it in carrying out its responsibilities hereunder, against any and all liabilities or expenses to which they may be subjected by reason of any act or failure to act in connection with the Plan to the same extent and on the same terms and conditions as indemnity is provided to officers of the Company in accordance with the Company’s Bylaws (except that indemnity to counsel and advisors is not mandatory), including advancing costs and expenses incurred by them in the defense of claims relating thereto; provided, that he or she gives the Company an opportunity, at its own expense, to handle and defend the same before he or she undertakes to handle and defend it on his or her own behalf.

3.	Granting of Awards.

(a)	Participation. The Committee may from time to time select from among all Eligible Individuals (as defined below) those to whom an Award shall be granted and shall determine the nature and amount of each Award, which shall not be inconsistent with the requirements of the Plan. For purposes of this Plan, “Participant” means an Eligible Individual who has been granted an Award by the Committee. “Eligible Individual” shall mean an individual who is (i) an officer or other employee (as determined in accordance with Section 3401(c) of the Code and the regulations thereunder) of the Company or a Subsidiary of the Company (“Employee”), (ii) a consultant, advisor, or other independent service provider to the Company or any Subsidiary who qualifies as a “consultant” under the applicable rules of the Securities and Exchange Commission for registration of shares on a Form S-8 Registration Statement (“Advisor”), or (iii) a member of the Board of Directors of the Company (“Director”). “Subsidiary” means any entity (other than the Company), whether domestic or foreign, in an unbroken chain of entities beginning with the Company if each of the entities other than the last entity in the unbroken chain beneficially owns, at the time of the determination, securities or interests representing more than fifty percent (50%) of the total combined voting power of all classes of securities or interests in one of the other entities in such chain. Designation of a Participant in any year shall not require the Committee to designate such person to receive an Award in any other year or, once designated, to receive the same type or amount of Award as granted to the Participant in any other year. The Committee shall consider such factors as it deems pertinent in selecting Participants and in determining the type and amount of their respective Awards.

(b)	Award Agreement. Each Award shall be evidenced by a written agreement entered into between the Company and a Participant setting forth the terms and provisions applicable to an Award or Awards granted to the Participant which may be, in the Company’s discretion, transmitted to the Participant electronically (“Award Agreement”). Award Agreements evidencing compensation that is intended to qualify as “performance-based compensation” as described in Section 162(m)(4)(C) of the Code (“Performance-Based Compensation”) shall contain terms and conditions as necessary to meet the requirements of Code Section 162(m). Award Agreements evidencing Incentive Stock Options shall contain such terms and conditions as may be necessary to meet the requirements of Section 422 of the Code.

(c)	Limitations Applicable to Section 16 Persons. Notwithstanding any other provision of the Plan, the Plan, and any Award granted or awarded to any individual who is then subject to Section 16 of the Exchange Act, shall be subject to any additional limitations set forth in any applicable exemptive rule under Section 16 of the Exchange Act (including Rule 16b-3 of the Exchange Act and any amendments thereto) that are requirements for the application of such exemptive rule. To the extent permitted by applicable law, the Plan and Awards granted or awarded hereunder shall be deemed amended to the extent necessary to conform to such applicable exemptive rule.

(d)	Minimum Restriction Period for Awards. Except as provided below and notwithstanding any provision of the Plan to the contrary, each Award granted under the Plan (other than a Substitute Award) shall be subject to a minimum restriction and/or vesting period of twelve (12) months from the date of grant. Except as provided below and notwithstanding any provision of the Plan to the contrary, the Committee shall not have discretionary authority to waive the minimum restriction/vesting period applicable to an Award except in the case of death, disability, retirement or a Change of Control. The provisions of this Section 3(d) shall not apply and/or may be waived, in the Committee’s discretion, with respect to up to the number of Awards that is equal to 5% of the aggregate Share Pool as of the Effective Date.

4.	Types of Awards. Awards under the Plan may be granted in any one or a combination of (a) Stock Options, (b) Stock Appreciation Rights, (c) Restricted Stock Awards and (d) Stock Units. Any Award may, as determined by the Committee in its discretion, constitute Performance-Based Compensation. Nothing contained herein shall prevent the Company from making cash bonus payments or providing other awards pursuant to any employment agreement, bonus plan or arrangement or other compensation or benefit plan or program.

5.	Common Stock Available Under the Plan.

(a)	Basic Limitations. Subject to adjustments in accordance with Section 14 hereof and Sections 5(b) and 5(c) hereof, the aggregate number of Shares of the Company that may be issued or transferred pursuant to Awards granted under this Plan (the “Share Pool”) shall be (i) Two Million Five Hundred Thousand (2,500,000), plus (ii) any Shares which were available for grant under the Juniper Pharmaceuticals, Inc. Amended and Restated 2008 Long-Term Incentive Plan (“Prior Plan”) on the Original Effective Date (as defined in Section 30 below) or are subject to awards under the Prior Plan which after the Original Effective Date are forfeited or lapse unexercised or are settled in cash and are not issued under the Prior Plan. No further awards may be granted under the Prior Plan as of the Original Effective Date. Any Shares distributed pursuant to an Award may be authorized and unissued shares, treasury shares, may be purchased on the open market or acquired by private purchase. Subject to adjustments made in accordance with Section 14 hereof, (i) no more than Two Million Five Hundred Thousand Shares may be delivered upon the exercise of Incentive Stock Options, and (ii) the maximum number of Shares with respect to which Awards may be granted to or measured with respect to any Participant in any one calendar year shall not exceed Four Hundred Thousand (400,000).

(b)

Available Shares. The issuance of Shares shall reduce the total number of Shares available under the Plan by one (1) Share for each Stock Option or Stock Appreciation Right and by two (2) Shares for each Restricted Stock Award or

Stock Unit; provided that Awards that are valued by reference to Shares but are paid in cash shall not reduce the Share Pool. If a Stock Option Award or Stock Appreciation Right Award is cancelled or terminated without having been exercised, including due to expiration or forfeiture, or if a Restricted Stock Award or Stock Unit Award is cancelled, terminated or forfeited, or if the Shares underlying all or a portion of an Award are not delivered because the Award is settled in cash in lieu of Shares, then the Shares subject to such Awards shall in each case again be available for Awards under the Plan (with shares subject to such Stock Option or Stock Appreciation Right increasing the Share Pool by one (1) Share and shares subject to such Restricted Stock Awards or Stock Units increasing the Share Pool by two (2)).

(i)	If and to the extent Stock Options or Stock Appreciation Rights originating from the Share Pool terminate, expire, or are cancelled, forfeited, exchanged, or surrendered without having been exercised, or if any Restricted Stock Award or Stock Unit is forfeited, the shares of Common Stock subject to such Awards shall again be available for Awards under the Share Pool, and shall increase the Share Pool by one (1) Share for each Stock Option and Stock Appreciation Right and two (2) Shares for each Restricted Stock Award or Stock Unit issued in connection with such Award or by which the Award is valued by reference;

(ii)	The following Shares shall not again become available for issuance under the Plan: (i) Shares tendered by Participants, or withheld by the Company, as full or partial payment to the Company upon the exercise of Stock Options or Stock Appreciation Rights granted under the Plan; (ii) upon exercise of a Stock Appreciation Right settled in Shares, the gross number of Shares covered by the portion of the Award so exercised; (iii) Shares withheld by, or otherwise remitted to, the Company to satisfy a Participant’s tax withholding obligations upon the lapse of restrictions on Restricted Stock or Stock Units, or the exercise of Stock Options or Stock Appreciation Rights granted under the Plan; and (iv) Shares repurchased by the Company with cash received from a Participant as payment for the exercise price of an Option or Stock Appreciation Right. The preceding sentences of this Section shall apply only for purposes of determining the aggregate number of Shares subject to Awards delivered in connection with Awards, or generally available for Awards, but shall not apply for purposes of determining the maximum number of Shares with respect to which Awards may be granted to any Participant in any calendar year under the Plan.

(c) Business Acquisition Grants. In connection with the acquisition of any business by the Company or any of its subsidiaries or affiliates, any then-outstanding options or other similar rights or other equity awards pertaining to such business may be assumed or replaced by Awards under the Plan upon such terms and conditions as the Committee determines in its sole discretion and, to the extent any shares of Common Stock are to be delivered as Awards under the Plan in replacement for any such grants, awards, options or rights of another business, such Shares shall be in addition to those available for the grant of Awards as provided by Sections 5(a) and 5(b). “Substitute Award” means an Award granted under the Plan upon the assumption of, or in substitution for, outstanding equity awards previously granted by a company or other entity, in connection with a corporate transaction, such as a merger, combination, consolidation or acquisition of property or stock; provided, however, that in no event shall the term “Substitute Award” be construed to refer to an Award made in connection with the cancellation and repricing of a Stock Option or a Stock Appreciation Rights Award.

6.	Stock Options.

(a)	Generally. The Committee may grant to Eligible Individuals the right to purchase Shares at a specified exercise price, from time to time, in its sole discretion, on such terms and conditions as it may determine that are not inconsistent with the Plan (a “Stock Option”). Stock Options may be Incentive Stock Options, or Stock Options which do not constitute Incentive Stock Options (“Nonqualified Stock Options”). The Committee will have the authority to grant to any Participant one or more Incentive Stock Options (subject to Sections 6(e) and (f) below), Nonqualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights).

(b)	Exercise Price. Each Nonqualified Stock Option granted hereunder shall have a per-share exercise price as the Committee may determine on the date of grant, but not less than 100% of the Fair Market Value (as defined in Section 17 below) of a share at the date of grant.

(c)	Payment of Exercise Price. A vested Stock Option may be exercised in whole or in part. However, a Stock Option shall not be exercisable with respect to fractional shares and the Committee may require by the terms of the Stock Option that a partial exercise must be with respect to at least a minimum number of Shares. The Stock Option exercise price may be paid in cash or, in the discretion of the Committee, by the delivery of Shares then owned by the Participant, or, in the case of Nonqualified Stock Options, in the discretion of the Committee, by directing the Company to withhold Shares otherwise deliverable upon exercise to satisfy the exercise price. In the discretion of the Committee, payment may also be made by delivering a properly executed exercise notice to the Company together with a copy of irrevocable instructions to a broker to deliver promptly to the Company the amount of sale or loan proceeds to pay the exercise price as long as such transaction does not constitute an impermissible loan to an executive officer under Section 13(k) of the Exchange Act (Section 402 of the Sarbanes-Oxley Act of 2002). To facilitate the foregoing, the Company may enter into agreements for coordinated procedures with one or more brokerage firms. The Committee may prescribe any other method of paying the exercise price that it determines to be consistent with applicable law and the purpose of the Plan, including, without limitation, in lieu of the exercise of a Stock Option by delivery of Shares then owned by a Participant, providing the Company with a notarized statement attesting to the number of Shares owned, where upon verification by the Company, the Company would issue to the Participant only the number of incremental Shares to which the Participant is entitled upon exercise of the Stock Option.

(d)	Stock Option Term. The term of each Stock Option shall be set by the Committee in its sole discretion; provided, however, that the term shall not be more than ten (10) years from the date the Stock Option is granted. The Committee shall determine the time period, including the time period following a Termination of Service (as defined in Section 12(a)), during which the Participant has the right to exercise the vested Stock Options, which time period may not extend beyond the expiration of the Stock Option term. Except as limited by Sections 409A or 422 of the Code, the Committee may extend the term of any outstanding Stock Option, and may extend the time period during which vested Stock Options may be exercised in connection with any Termination of Service of the Participant, and may amend any other term or condition of such Option relating to such a Termination of Service.

(e)	Limitations on Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are employees of the Company or of a “parent corporation” or “subsidiary corporation” (as such terms are defined in Sections 424(e) and (f) of the Code, respectively) on the date of grant. The aggregate Fair Market Value (determined as of the time the Stock Option is granted) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by a Participant during any calendar year (under all option plans of the Company and of any “parent corporation” or “subsidiary corporation”) shall not exceed one hundred thousand dollars ($100,000); provided, however, that if such $100,000 limit is exceeded, the excess Incentive Stock Options shall be treated as Nonqualified Stock Options. For purposes of the preceding sentence, Incentive Stock Options will be taken into account in the order in which they are granted. The per-share exercise price of an Incentive Stock Option shall not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock on the date of grant, and no Incentive Stock Option may be exercised later than ten (10) years after the date it is granted. In addition, a Participant shall give the Company prompt written or electronic notice of any disposition of owned Shares acquired by exercise of an Incentive Stock Option which occurs within (a) two years after the date of grant (including the date the Stock Option is modified, extended or renewed for purposes of Section 424(h) of the Code), or (b) one year after the transfer of such Shares to such Participant.

(f)	Additional Limitations on Incentive Stock Options for Ten Percent Stockholders. Incentive Stock Options may not be granted to any Participant who, at the time of grant, owns stock possessing (after the application of the attribution rules of Section 424(d) of the Code) more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any subsidiary corporation (as defined in Section 424(f) of the Code) or parent corporation thereof (as defined in Section 424(e) of the Code), unless the exercise price of the Stock Option is fixed at not less than one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the date of grant and the exercise of such Stock Option is prohibited by its terms after the expiration of five (5) years from the date of grant.

(g)	Substitute Awards. Notwithstanding the foregoing provisions of this Section 6, in the case of a Stock Option that is a Substitute Award, the exercise price per share of the Shares subject to such Stock Option may be less than the Fair Market Value per share on the date of grant, provided, that the excess of: (a) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (b) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

7.	Stock Appreciation Rights.

(a)	Generally. The Committee may, in its discretion, grant Stock Appreciation Rights, including a concurrent grant of Stock Appreciation Rights in tandem with any Stock Option grant. A “Stock Appreciation Right” means a right to receive a payment in cash, Common Stock or a combination thereof, as determined by the Committee, in an amount equal to the excess of (i) the Fair Market Value, or other specified valuation (which may not exceed Fair Market Value), of a specified number of shares of Common Stock on the date the right is exercised over (ii) the Fair Market Value of such shares of Common Stock on the date the right is granted, or other specified amount (which may not be less than Fair Market Value), all as determined by the Committee; provided, however, that if a Stock Appreciation Right is granted in tandem with or in substitution for a Stock Option, the designated Fair Market Value in the Award Agreement shall reflect the Fair Market Value on the date such Stock Option was granted. Each Stock Appreciation Right shall be subject to such terms and conditions including vesting, as the Committee shall impose or determine from time to time; provided, however, that if a Stock Appreciation Right is granted in connection with a Stock Option, the Stock Appreciation Right shall become exercisable and shall expire according to the same vesting and expiration rules as the corresponding Stock Option, unless otherwise determined by the Committee.

(b)	Stock Appreciation Rights Term. Stock Appreciation Rights granted under the Plan shall be exercisable, in whole or in part, at such time or times and subject to such terms and conditions, including vesting, as shall be determined by the Committee; provided, however, that no Stock Appreciation Rights shall be exercisable later than ten (10) years after the date it is granted. All Stock Appreciation Rights shall terminate at such earlier times and upon such conditions or circumstances as the Committee shall in its discretion set forth in the Award Agreement at the date of grant. No portion of a Stock Appreciation Right which is unexercisable at Termination of Service shall thereafter become exercisable, except as may be otherwise provided by the Committee either in the Award Agreement or by action of the Committee following the grant of the Stock Appreciation Right.

(c)	Substitute Stock Appreciation Rights. Notwithstanding the foregoing provisions of Section 7, in the case of a Stock Appreciation Right that is a Substitute Award, the price per share of the shares subject to such Stock Appreciation Right may be less than 100% of the Fair Market Value per share on the date of grant; provided, that the excess of: (i) the aggregate Fair Market Value (as of the date such Substitute Award is granted) of the shares subject to the Substitute Award, over (ii) the aggregate exercise price thereof does not exceed the excess of: (x) the aggregate fair market value (as of the time immediately preceding the transaction giving rise to the Substitute Award, such fair market value to be determined by the Committee) of the shares of the predecessor entity that were subject to the grant assumed or substituted for by the Company, over (y) the aggregate exercise price of such shares.

8.	Restricted Stock Awards.

(a)	Generally. The Committee may, in its discretion, grant Restricted Stock Awards consisting of Common Stock issued or transferred to Participants with or without cash or other payment therefor, in whole or in part. Each Participant granted a Restricted Stock Award shall execute and deliver to the Company an Award Agreement with respect to the Restricted Stock setting forth the restrictions applicable to such Restricted Stock, as determined by the Committee in its discretion.

(b)	Payment of the Purchase Price. If the Restricted Stock Award requires payment therefor, the purchase price of any Shares subject to a Restricted Stock Award may be paid in any manner authorized by the Committee, which may include any manner authorized under the Plan for the payment of the exercise price of a Stock Option. Restricted Stock Awards may also be made solely in consideration of services rendered to the Company or its subsidiaries or affiliates. This may include treating services between the grant date and the date of issuance as payment of lawful consideration equal to the par value of the Restricted Stock Award. In all cases, legal consideration shall be required for each issuance of Restricted Stock.

(c)	Additional Terms. Restricted Stock Awards may be subject to such terms and conditions including vesting, as the Committee determines appropriate, including, without limitation, (i) restrictions on the sale or other disposition of such Shares, (ii) the right of the Company to reacquire such Shares for no consideration upon Termination of Service within specified periods, the Participant’s competition with the Company, or the Participant’s breach of other obligations to the Company, and (iii) restrictions based upon the achievement of specific corporate or individual Performance Goals. Restricted Stock Awards not subject to a vesting requirement are authorized hereunder. Restricted Stock Awards may constitute Performance-Based Awards, as described in Section 10 hereof. The Committee may require the Participant to deliver a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such an Award. The Committee may also require that any stock certificates evidencing such shares be held in custody or bear restrictive legends until the restrictions thereon shall have lapsed.

(d)	Rights as a Stockholder. The Participant shall have, with respect to the shares of Common Stock subject to a Restricted Stock Award, all of the rights of a holder of shares of Common Stock of the Company, including the right to vote the Shares, except as may be otherwise provided in a Restricted Stock Award Agreement as determined by the Committee. At the discretion of the Committee and as set forth in the Award Agreement, cash dividends and stock dividends with respect to the Restricted Stock may be either currently paid to the Participant or withheld by the Company for the Participant’s account, and interest may be credited on the amount of cash dividends withheld at a rate and subject to such terms as determined by the Committee. Unless otherwise specified in an Award Agreement, the cash dividends or stock dividends so withheld by the Committee and attributable to any particular Share of Restricted Stock (and earnings thereon, if applicable) shall be distributed to the Participant upon the release of restrictions on such Shares and, if such Share is forfeited, the Participant shall have no right to such cash dividends or stock dividends.

(e)	Repurchase or Forfeiture of Restricted Stock. If no price was paid by the Participant for the Restricted Stock, upon a Termination of Service, the Participant’s rights in unvested Restricted Stock then subject to restrictions shall lapse, and such Restricted Stock shall be surrendered to the Company and cancelled without consideration. If a price was paid by the Participant for the Restricted Stock, upon a Termination of Service, the Company shall have the right to repurchase from the Participant the unvested Restricted Stock then subject to restrictions at a cash price per share equal to the price paid by the Participant for such Restricted Stock or such other amount specified in the Award Agreement. The Committee in its sole discretion may provide that in the event of certain events, including a Change of Control (as defined in Section 13(e)), the Participant’s death, retirement or disability or any other specified Termination of Service or any other event, the Participant’s rights in unvested Restricted Stock shall not lapse and such Restricted Stock shall vest.

(f)	Certificates for Restricted Stock. Restricted Stock granted pursuant to the Plan may be evidenced in such manner as the Committee determines. Certificates or book entries evidencing shares of Restricted Stock must include an appropriate legend referring to the terms, conditions, and restrictions applicable to such Restricted Stock, and the Company may, in its sole discretion, retain physical possession of any stock certificate until such time as all applicable restrictions lapse.

(g)	Section 83(b) Election. If a Participant makes an election under Section 83(b) of the Code to be taxed with respect to the Restricted Stock as of the date of transfer of the Restricted Stock rather than as of the date or dates upon which the Participant would otherwise be taxable under Section 83(a) of the Code, the Participant shall be required to deliver a copy of such election to the Company promptly after filing such election with the Internal Revenue Service.

9.	Stock Units.

(a)	Generally. The Committee may, in its discretion, grant Stock Units (as defined in Section 9(c) below) to Participants hereunder. Stock Units may be subject to such terms and conditions including vesting, as the Committee determines appropriate. The Committee shall specify the date or dates on which the Stock Units shall become fully vested and nonforfeitable, and may specify such conditions to vesting as it deems appropriate, including conditions based on one or more Business Criteria (as defined in Section 10(b) below) or other specific criteria, including service, in each case on a specified date or dates or over any period or periods, as the Committee determines. A Stock Unit granted by the Committee shall provide payment in Shares at such time as the Award Agreement shall specify. The Committee may include elective deferral features for Stock Units in its discretion in compliance with applicable law. Shares of Common Stock issued pursuant to this Section 9 may be issued with or without other payments therefor as may be required by applicable law or such other consideration as may be determined by the Committee. The Committee shall determine whether a Participant granted a Stock Unit shall be entitled to a Dividend Equivalent Right (as defined in Section 9(c) below).

(b)	Settlement of Stock Units. Shares representing the Stock Units shall be distributed to the Participant unless the Committee provides for the payment of the Stock Units in cash equal to the value of the Shares which would otherwise be distributed to the Participant or partly in cash and partly in Shares.

(c)	Definitions. A “Stock Unit” means a notional account representing a Participant’s conditional right to receive at a future date one (1) Share. A “Dividend Equivalent Right” means the right to receive an amount equal to any dividend paid on the share of Common Stock underlying a Stock Unit, which shall be payable in cash or in the form of additional Stock Units, and subject to a risk of forfeiture and other terms as specified by the Committee.

10.	Performance-Based Awards.

(a)

Generally. Any Awards granted under the Plan may be granted in a manner such that the Awards qualify for the performance-based compensation exemption of Section 162(m) of the Code (“Performance-Based Awards”). As determined by the Committee in its sole discretion, either the granting or vesting of such Performance-Based Awards shall be based on achievement of performance objectives that are based on one or more of the Business Criteria described below that apply to the individual Participant, one or more divisions or business units, or the Company as a whole, in each case on a specified date or dates or over any period or periods determined by the Committee (the “Performance Goals”). Without limiting the foregoing, the Committee may grant also Performance-Based

Awards to any Eligible Individual in the form of a cash bonus payable upon the attainment of Performance Goals which are established by the Committee, in each case on a specified date or dates or over any period or periods determined by the Committee. Any such bonuses paid to a Participant which are intended to be Performance-Based Compensation shall be based upon objectively determinable bonus formulas established in accordance with Section 10(c) below.

(b)	Business Criteria. The business criteria (and adjustments) that the Committee selects for an Award for purposes of establishing the Performance Goal(s) for a performance period shall be as follows, individually or in combination: (i) net earnings; (ii) earnings per share; (iii) revenues; (iv) sales; (v) operating income; (vi) earnings before interest and taxes (EBIT); (vii) earnings before interest, taxes, depreciation and amortization (EBITDA); (viii) segment profit, as defined in the Company’s financial statements; (ix) working capital targets; (x) return on equity; (xi) return on capital or return on assets; (xii) expenses or expense ratios; (xiii) cash flow, free cash flow, cash flow return on investment, net cash provided by operations, or economic profit created; (xiv) market price per share; (xv) total return to stockholders, and (xvi) specific strategic or operational business criteria, including market penetration, geographic expansion, new concept development goals, new products, new projects, or new ventures, customer satisfaction, staffing, training and development goals, goals relating to acquisitions, divestitures, affiliates and joint ventures. Business criteria may be measured on a consolidated basis, by department, group or business unit, or for specified subsidiaries or affiliates of the Company (collectively, the “Business Criteria”). The targeted level or levels of performance with respect to the Business Criteria may be established at such levels and in such terms as the Committee may determine, in its discretion, including in absolute terms, as a ratio, as a goal relative to performance in prior periods, or as a goal compared to the performance of one or more comparable companies or an index covering multiple companies.

(c)

Establishment of Performance Goals. With respect to Performance-Based Awards, the Committee shall establish in writing (i) the Performance Goals applicable to a specified performance period, and such Performance Goals shall state, in terms of an objective formula or standard, the method for computing the amount of compensation payable to the Participant if such Performance Goals are obtained and (ii) the individual Employees or class of Employees to which such Performance Goals apply; provided, however, that such Performance Goals shall be established in writing no later than ninety (90) days after the commencement of the applicable performance period (but in no event after twenty-five percent (25%) of such performance period has elapsed). Performance periods may be of any length, as specified by the Committee. The Committee may, in its sole discretion, provide that one or more objectively determinable adjustments shall be made to one or more of the Performance Goals. Such adjustments may include one or more of the following: (i) items related to a change in accounting principle; (ii) items relating to financing activities; (iii) expenses for restructuring or productivity initiatives; (iv) other non-operating items; (v) items related to acquisitions; (vi) items attributable to the business operations of any entity acquired by the Company during the performance period; (vii) items related to the disposal of a business or segment of a business; (viii) items related to discontinued operations that do not qualify as a segment of a business under applicable accounting standards; (ix) items attributable to any stock dividend, stock split, combination or exchange of stock occurring during the performance period; or (x) any other items of significant income or expense which are determined to be appropriate adjustments; (xi) items relating to unusual or extraordinary corporate transactions, events or developments, (xii) items related to amortization of acquired intangible assets; (xiii) items that are outside the scope of the Company’s core, on-going business activities; or (xiv) items relating to any other unusual or nonrecurring events or changes in applicable laws, accounting principles or business conditions. For all Performance-Based Awards, such determinations shall be made within the time prescribed by, and otherwise in compliance with, Section 162(m) of the Code.

(d)	Certification of Performance. No Performance-Based Awards shall be payable to or vest with respect to, as the case may be, any Participant for a given performance period until there has been certified in writing by or on behalf of the Committee that the Performance Goals (and any other material terms) applicable to such performance period have been satisfied.

(e)	Modification of Performance-Based Awards. With respect to any Awards intended to qualify as Performance-Based Compensation, after establishment of a Performance Goal, the Committee shall not revise such Performance Goal or increase the amount of compensation payable thereunder (as determined in accordance with Section 162(m) of the Code) upon the attainment of such Performance Goal. Notwithstanding the preceding sentence, the Committee may reduce or eliminate the number of shares of Common Stock or cash granted, vested or payable upon the attainment of such Performance Goal.

11.	Foreign Laws. The Committee may grant Awards to individual Participants who are subject to the tax and other laws of nations other than the United States, which Awards may have terms and conditions as determined by the Committee as necessary to comply with applicable foreign laws and local compensation customs and practices, and that may differ from those applicable to other Participants, and may establish subplans and modify exercise procedures and other terms and procedures, to the extent such actions may be necessary or advisable (any such subplans and/or modifications shall be attached to the Plan as appendices); provided, however, that no such subplans and/or modifications shall increase the share limitations contained in Section 5. The Committee may take any action which it deems advisable to obtain approval of such Awards by the appropriate foreign governmental entity or comply with any necessary local governmental regulatory exemptions or approvals or listing requirements of any such foreign securities exchange; provided, however, that no such Awards may be granted pursuant to this Section 11 and no action may be taken which would violate the Code, the Exchange Act, the Securities Act, any other U.S. securities law or governing statute, the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded or any other applicable law.

12.	Termination of Service; Forfeitures.

(a)	Termination of Service. For purposes of this Plan, “Termination of Service” means:

(i)	As to an Advisor, the time when the engagement of a Participant as an Advisor to the Company, its Subsidiaries and affiliates is terminated for any reason, with or without Cause, including, without limitation, by resignation, discharge, death or retirement, but excluding terminations where the Advisor simultaneously commences or remains in employment or service with the Company, its Subsidiaries and affiliates or is expected to shortly resume such employment or service.

(ii)	As to a non-employee Director, the time when a Participant who is a non-employee Director ceases to be a Director for any reason, including, without limitation, a termination by resignation, failure to be elected, death or retirement, but excluding terminations where the Participant simultaneously commences or remains in employment or service with the Company, its Subsidiaries and affiliates or is expected to shortly resume such employment or service.

(iii)	As to an Employee, the time when the employee-employer relationship between a Participant and the Company, its Subsidiaries or affiliates is terminated for any reason, including, without limitation, a termination by resignation, discharge, death, disability or retirement, but excluding terminations where the Participant simultaneously commences or remains in employment or service with any of the Company, its Subsidiaries and affiliates or is expected to shortly resume such employment or service.

The Committee, in its sole discretion, shall determine the effect of all matters and questions relating to Terminations of Service, including, without limitation, the question of whether a Termination of Service resulted from a discharge for “Cause” (as defined in Section 12(b)) or resignation for “good reason” and all questions of whether particular leaves of absence or other interruptions in service constitute a Termination of Service; provided that, with respect to Incentive Stock Options, such determination shall be made consistent with the requirements of Section 422(a)(2) of the Code. For purposes of the Plan, a Participant’s employee-employer relationship or consultancy relations shall be deemed to be terminated in the event that the Subsidiary employing or contracting with such Participant ceases to remain a Subsidiary following any merger, sale of stock or other corporate transaction or event (including, without limitation, a spin-off). Further, if a Termination of Service constitutes a payment event with respect to any portion of an Award that provides for the deferral of compensation and is subject to Section 409A of the Code, the Termination of Service must also constitute a “Separation from Service,” as defined in Treasury Regulation §1.409A-1(h) to the extent required by Section 409A.

(b)	Termination of Service Other Than for Cause. Unless the Committee or any Award Agreement shall otherwise provide, upon Termination of Service of a Participant as a result of termination by the Company or its Subsidiary or affiliate without Cause (as defined below) or otherwise not due to Injurious Conduct, or termination by the Participant for any reason (other than by reason of the death of the Participant):

(i)	all unexercisable Awards held by the Participant on the date of Termination of Service shall be immediately forfeited by the Participant; and

(ii)	all exercisable Awards held by the Participant on the date of Termination of Service shall remain exercisable until the earlier of (a) the end of the 90-day period following the Termination of Service, or (b) the date the Award expires.

Unless the Committee or any Award Agreement shall otherwise provide, in the event of a Termination from Service due to the death of a Participant, each vested Stock Option or vested Stock Appreciation Right theretofore granted to him or her shall remain exercisable for a period of one (1) year after his or her death, and shall only be exercisable by the executor or administrator of the estate of the deceased Participant or the person or persons to whom the deceased Participant’s rights under the Stock Option or Stock Appreciation Right shall pass by will or the laws of descent and distribution or beneficiary designation.

(c)	Forfeiture of Unsettled Awards. Unless the Committee or any Award Agreement shall otherwise provide, a Participant shall forfeit without consideration therefor all Awards he or she holds at the time and which have not been settled under this Plan (other than fully vested Restricted Stock Awards and vested Stock Units that have been deferred at the election of the Participant) if:

(i)	the Participant’s Termination of Service occurs due to willful, deliberate, or gross misconduct in the performance of the Participant’s duties to the Company, any Subsidiary or affiliate, as determined by the Committee in its good faith judgment, or any other event which constitutes “cause” under an employment agreement to which such Participant is a party (or, in either case, if it is later determined by the Committee that such circumstances existed at the time of termination) (“Cause”); or

(ii)

prior to or upon the Participant’s Termination of Service or during the one (1) year period thereafter, the Participant engages in any business or enters into any employment relationship in violation of any non-competition obligation which such Participant has to the Company, a Subsidiary or affiliate or in violation of any restriction to which the Participant is subject on, directly or indirectly, soliciting the employment of or any business from, or employing or doing business with, any of the employees or former employees of the Company (or any Subsidiary or affiliate) or any customer or supplier to the Company (or any Subsidiary or affiliate), or any other party with which the Company (or any Subsidiary or affiliate) has a business relationship (including any such obligation or restriction contained in any agreement pursuant to which any Award is provided or any other agreement), and the Committee in its sole discretion has determined the results of such violation to have been injurious to the Company’s business interests. The activities described in (i) and (ii) above are hereafter referred to as “Injurious Conduct”.

(d)	Effect on Settled Awards. A forfeiture of an Award upon the Committee determining that a Participant has engaged in Injurious Conduct during the course of his or her service or during the one (1) year period following his or her Termination of Service shall not relieve the Participant of any liability he or she may have to the Company or any Subsidiary or affiliate as a result of engaging in the Injurious Conduct. In addition, the Committee may provide, in any Award Agreement, for a forfeiture of gains previously realized upon exercise, lapse of restrictions or settlement of an Award (commonly referred to as a “clawback”) in the event of Injurious Conduct by a Participant during service or a specified period following Termination of Service.

(e)	Timing. The Committee shall exercise the right of forfeiture provided to the Company in Section 12(c) or (d) within ninety (90) days after the discovery of the activities giving rise to the Company’s right of forfeiture, which activities must have occurred no later than twelve (12) months after the Participant’s Termination of Service.

(f)	Determination from the Committee. A Participant may make a request to the Committee in writing for a determination regarding whether any proposed business or activity would constitute Injurious Conduct. Such request shall fully describe the proposed business or activity. The Committee shall respond to the Participant in writing and the Committee’s determination shall be limited to the specific business or activity so described.

(g)	Condition Precedent. Unless the Committee or any agreement relating to Awards under this Plan shall otherwise provide, all Awards shall be considered awarded under this Plan subject to the applicability of this Section 12.

(h)	Enforceability. A purpose of this Section 12 is to protect the Company (and any subsidiary or affiliate) from Injurious Conduct. To the extent that this Section 12 is not fully enforceable as written, the unenforceable provisions shall be modified so as to provide the Company with the fullest protection permitted by law.

13.	Change of Control. Notwithstanding any other provision of the Plan, upon a Change of Control:

(a)	With respect to Awards granted prior to July 27, 2016, any outstanding Awards shall become immediately and fully exercisable or payable according to the following terms:

(i)	Any outstanding and unexercised Stock Option Award shall become immediately and fully exercisable, and shall remain exercisable until it would otherwise expire or be forfeited.

(ii)	The Committee, in its discretion, may determine that, upon the occurrence of a Change of Control of the Company, each Stock Option Award and Stock Appreciation Right Award outstanding hereunder shall terminate within a specified number of days after notice to the holder, and such holder shall receive, with respect to each share of Common Stock subject to such Stock Option or Stock Appreciation Right, an amount equal to the excess of the Fair Market Value of such shares of Common Stock immediately prior to the occurrence of such Change of Control over the exercise price per share of such Stock Option or Stock Appreciation Right; such amount to be payable in cash, in one or more kinds of property (including the property, if any, payable in the transaction) or in a combination thereof, as the Committee, in its discretion, shall determine. The provisions contained in the preceding sentence shall be inapplicable to a Stock Option or Stock Appreciation Right granted within six months before the occurrence of a Change of Control if the holder of such Stock Option or Stock Appreciation Right is a director or executive officer of the Company.

(iii)	Any outstanding and unexercised Stock Appreciation Rights shall become immediately and fully exercisable.

(iv)	Any Restricted Stock or Stock Unit shall become immediately and fully vested.

(v)	To the extent not exercised, settled or terminated, the Committee may in its discretion determine that any Awards outstanding at the time of a Change of Control will be assumed or substituted by a successor entity or affiliate of a successor entity, in a manner that complies with the requirements of Sections 409A and 422 of the Code, as applicable.

(b)

With respect to Awards granted on or after July 27, 2016, unless otherwise provided in another contract between a Participant and the Company, if the Company is the surviving entity or a provision is made in connection with the Change of Control for (x) assumption of Awards previously granted or (y) substitutions for such Awards of new awards covering stock of a successor corporation or its “parent corporation” (as defined in Section 424(e) of the Code) or “subsidiary corporation” (as defined in Section 424(f) of the Code) with appropriate adjustments as to the number and kinds of shares and the exercise prices, if applicable, upon a Participant’s Termination of Service as a result of termination by the Company, any Subsidiary or affiliate (including a successor of the Company) without Cause (as defined below) within twenty-four (24) months following the Change of Control, the following shall occur:

(i)	Any outstanding and unexercised Stock Option Award and Stock Appreciation Right Award shall become immediately and fully exercisable, and shall remain exercisable for twelve (12) months following the date of termination.

(ii)	Any Restricted Stock Award or Stock Unit shall become immediately and fully vested; provided that Restricted Stock Awards and Stock Units that vest based on the achievement of performance objectives shall vest on a pro-rata basis based on the number of full months of service completed during the performance period, at the greater of (x) the target level and (y) the actual level of performance achieved as of the date of Termination of Service.

(c)	With respect to Awards granted on or after July 27, 2016, in the event of a Change of Control, if no provision is made in connection with the Change of Control for the assumption or substitution of Awards as set forth in Section 13(b) above, the Awards shall be treated as set forth in Section 13(a) above.

(d)	“Change of Control” means:

(i)	The acquisition by any “Person” (as such term is defined in Section 3(a) (9) of the Exchange Act and used in Sections 13(d) and 14(d) thereof, including a “group” as defined in Section 13(d) thereof) of “Beneficial Ownership” (within the meaning of Rule 13d-3 under the Exchange Act) of more than 50% of either (A) the then-outstanding Shares (“Outstanding Company Common Stock”) or (B) the combined voting power of the then-outstanding voting securities of the Company entitled to vote generally in the election of directors (the “Outstanding Company Voting Securities”); provided, however, that, the following acquisitions shall not constitute a Change in Control: (1) any acquisition by the Company, (2) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company, (3) any acquisition by any entity controlled by the Company, or (4) any acquisition by any entity pursuant to a transaction that complies with Section 13(f)(ii)(A), (B) or (C);

(ii)

Consummation of a reorganization, merger, statutory share exchange or consolidation or similar corporate transaction involving the Company and/or any entity controlled by the Company, or a sale or other disposition of all or substantially all of the assets of the Company, or the acquisition of assets or stock of another entity by the Company or any entity controlled by the Company (each, a “Business Combination”), in each case, provided, however, that, for purposes of this Section 13(f)(ii), a Business Combination shall not constitute a Change in Control if following such Business Combination: (A) all or substantially all of the individuals and entities that were the Beneficial Owners of the Outstanding Company Common Stock and Outstanding Company Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of the then-outstanding shares of common stock and the combined voting power of the then-outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, an entity that, as a result of such transaction, owns the Company or all or substantially all of the Company’s assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Company Common Stock and Outstanding Company Voting Securities, as the case may be; and (B) no Person (excluding any entity resulting from such Business Combination or any employee benefit plan (or related trust) of the Company or such entity resulting from such Business Combination) beneficially owns, directly or indirectly, 50% or more of, respectively, the then-outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then-outstanding voting securities of such corporation, except to the extent that such ownership existed prior to the Business Combination; and (C) at least a majority of the members of the board of directors of the entity resulting from such Business Combination were members of the Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination (but excluding any member of the Board whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of Directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

(iii)	Approval by the shareholders of the Company of a complete liquidation or dissolution of the Company.

14.

Adjustment Provisions. Awards granted under the Plan and any Award Agreements, the maximum number of shares of Common Stock deliverable under all Awards stated in Section 5(a), the maximum number of shares of Common Stock available for Incentive Stock Options, and for Restricted Stock Awards and Stock Units under Section 5(a), and the maximum number of shares of Common Stock with respect to which Awards may be granted to or measured with respect to any one person during any period stated in Section 5(a), shall be subject to adjustment or substitution to prevent dilution or enlargement of the benefits or potential benefits of the Awards, as determined by the Committee in its sole discretion, as to the number, price or kind of a share of Common Stock or other consideration subject to such Awards or as otherwise determined by the Committee to be equitable: (a) in the event of changes in the outstanding Common Stock or in the capital structure of the Company by reason of stock or extraordinary cash dividends, stock splits, reverse stock splits, recapitalizations, reorganizations, mergers, consolidations, combinations, exchanges, spin-offs, dividends in kind, or other relevant changes in capitalization, or (b) in the event of any change in applicable laws or any change in circumstances which results in or would result in any substantial dilution or enlargement of the rights granted to, or available for, Participants, or which otherwise warrants equitable adjustment because it interferes with the intended operation of the Plan. Any adjustment in Incentive Stock Options under this Section 14 shall be made only to the extent not constituting a “modification” within the meaning of Section 424(h)(3) of the Code, and any adjustments under this Section 14 shall be made in a manner which does not adversely affect the exemption provided pursuant to Rule 16b-3 under the Exchange Act and which otherwise is permissible under Code Section 409A. Further, with respect to Awards intended to qualify as Performance-Based Compensation, such adjustments or substitutions shall be made only to the extent that the Committee determines that such adjustments or substitutions may be made without causing the Company to be denied a tax deduction on account of Section 162(m) of the Code. The Company shall give each Participant notice of an adjustment hereunder and, upon notice, such adjustment shall be conclusive and binding for all purposes.

15.	Nontransferability. Each Award granted under the Plan to a Participant (other than unrestricted stock Awards and vested Restricted Stock Awards) shall not be transferable otherwise than by will or the laws of descent and distribution, and shall be exercisable, during the Participant’s lifetime, only by the Participant. Notwithstanding the foregoing, at the discretion of the Committee, a grant of an Award other than an Incentive Stock Option may permit the transferability of an Award by a Participant solely to the Participant’s spouse, siblings, parents, children and grandchildren or trusts for the benefit of such persons or partnerships, corporations, limited liability companies or other entities owned solely by such persons, including trusts for such persons, subject to any restriction included in the grant of the Award.

16.	Other Provisions; Clawback Policy. The grant of any Award under the Plan may also be subject to such other provisions (whether or not applicable to the Award granted to any other Participant) as the Committee determines appropriate, including, without limitation, provisions for the forfeiture of, or restrictions on resale or other disposition of, Common Stock acquired under any form of Award, provisions for the acceleration of exercisability or vesting of Awards (subject to Section 20(a)), performance conditions other than those imposed under Section 10, or provisions to comply with federal and state securities laws, or understandings or conditions as to the Participant’s employment in addition to those specifically provided for under the Plan. In addition, any Award issued under this Plan will be subject to any clawback policy developed by the Board or the Committee that is consistent with applicable law.

17.

Fair Market Value. For purposes of this Plan and any Awards awarded hereunder, Fair Market Value means the value of a Share determined as follows: (a) if the Common Stock is listed on any (i) established securities exchange (such as the New York Stock Exchange, the NASDAQ Global Market or the NASDAQ Global Select Market), (ii) national market system or (iii) automated quotation system on which the Shares are listed, quoted or traded, its Fair Market Value shall be the closing price for a share of Common Stock as quoted on such exchange or system for such date or, if there were no sales of Common Stock on the date in question, the last preceding date for which such quotation exists, as reported in The Wall Street Journal or such other source as the Committee deems reliable; (b) if the Common Stock is not listed on an established securities exchange, national market system or automated quotation system, but the Common Stock is regularly quoted by a recognized securities dealer, Fair Market Value shall be the last reported bid price for such date or, if there were no bid price for a share of Common Stock on such date, the last preceding date for which such information exists, as reported in The Wall Street Journal or such other source as the Committee deems reliable; or (c) if the Common Stock is neither listed on an established securities exchange, national market system or automated quotation system nor regularly quoted by a recognized securities dealer, Fair Market Value shall be established by the Committee in good faith based on the reasonable application of a reasonable valuation method not inconsistent with the requirements of Section 409A of the Code.

18.	Withholding. The Company has the authority and the right to deduct or withhold from amounts due under this Plan or other compensation payable, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local and foreign taxes (including FICA or employment tax obligation) required by law to be withheld with respect to any taxable event concerning a Participant arising as a result of the Plan. If the Company proposes or is required to distribute Common Stock pursuant to the Plan, it may require the recipient to remit to it or to the business entity that employs such recipient an amount sufficient to satisfy such tax withholding requirements prior to the delivery of any certificates for such Common Stock. In lieu thereof, the Company or the employing entity shall have the right to withhold the amount of such taxes from any other sums due or to become due from such entity to the recipient as the Committee shall prescribe. The Committee may, in its discretion and subject to such rules as it may adopt (including any as may be required to satisfy applicable tax and/or non-tax regulatory requirements), require, or permit an election by, a Participant or other right holder to pay all or a portion of the federal, state and local withholding taxes arising in connection with any Award consisting of shares of Common Stock by having the Company withhold shares of Common Stock having a Fair Market Value equal to the amount of tax to be withheld or through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the amount required to be withheld. However, in no event will the amount of Shares withheld exceed the amount necessary to satisfy the required minimum statutory withholding.

19.

Employment Rights; Award Rights; Excluded Compensation. Neither the Plan nor any action taken hereunder shall be construed as giving any Participant the right to be retained in the employ or service of the Company or any of its Subsidiaries or affiliates and shall not lessen or affect the Company’s or its Subsidiary’s or affiliate’s right to terminate the employment of or make any other employment-related decisions regarding such Participant. No Participant or other individual shall have any claim to be granted any Award, and there is no obligation for uniformity of treatment of Participants or holders or beneficiaries of Awards. The terms and conditions of Awards and the Committee’s determinations and interpretations with respect thereto need not be the same with respect to each Participant (whether or not such Participants are similarly situated). No award under the Plan shall be taken into account in determining a Participant’s compensation for purposes of any welfare benefit, retirement benefit, incentive compensation or other employee benefit or compensation plan of the Corporation, unless otherwise expressly provided in the terms thereof.

20.	Compliance with Laws

(a)	Certain Limitations on Awards to Ensure Compliance with Section 409A. It is intended that any Award under this Plan shall either be exempt from Code Section 409A or shall comply, in form and operation, with Code Section 409A. For this purposes, each payment shall be considered a separate and distinct payment. Although the Committee retains authority under the Plan to grant Options, Stock Appreciation Rights and Restricted Stock on terms that will subject those Awards to the requirements of Code Section 409A, Options, Stock Appreciation Rights, and Restricted Stock are intended to be exempt from Section Code 409A unless otherwise expressly specified by the Committee. Any Awards that are subject to Code Section 409A shall be interpreted in a manner that complies with such Code section.

(b)	Specified Employees. If a Participant is a “specified employee” as defined under Code Section 409A and the Participant’s Award is to be settled on account of the Participant’s separation from service (for reasons other than death) and such Award constitutes “deferred compensation” as defined under Code Section 409A, then any portion of the Participant’s Award that would otherwise be settled during the six-month period commencing on the Participant’s separation from service shall be settled as soon as practicable following the conclusion of the six-month period (or following the Participant’s death if it occurs during such six-month period).

(c)	Unfunded Plan. Participants shall have no right, title, or interest whatsoever in or to any investments which the Company may make to aid it in meeting its obligations under the Plan. Nothing contained in the Plan, and no action taken pursuant to its provisions, shall create or be construed to create a trust of any kind, or a fiduciary relationship between the Company and any Participant, beneficiary, legal representative or any other person. To the extent that any person acquires a right to receive payments from the Company under the Plan (excluding Restricted Stock), such right shall be no greater than the right of an unsecured general creditor of the Company. All payments to be made hereunder shall be paid from the general funds of the Company and no special or separate fund shall be established and no segregation of assets shall be made to assure payment of such amounts except as expressly set forth in the Plan. The Plan is not intended to be subject to the Employee Retirement Income Security Act of 1974, as amended.

(d)

Compliance with Other Applicable Law, Regulations and Requirements. This Plan, the grant and exercise of Awards hereunder, and the obligation of the Company to sell, issue or deliver Shares under such Awards, shall be subject to all applicable federal, state and local laws, rules and regulations and to such approvals by any governmental or regulatory agency as may be required. The

Company shall not be required to register in a Participant’s name or deliver any Shares prior to the completion of any registration or qualification of such Shares under any federal, state or local law or any ruling or regulation of any government body which the Committee shall determine to be necessary or advisable. To the extent the Company is unable to or the Committee deems it infeasible to obtain authority from any regulatory body having jurisdiction, which authority is deemed by the Company’s counsel to be necessary or advisable for the lawful issuance and sale of any Shares hereunder, the Company shall be relieved of any liability with respect to the failure to issue or sell such Shares as to which such requisite authority shall not have been obtained. No Stock Option or Stock Appreciation Rights shall be exercisable and no Shares shall be issued and/or transferable under any other Award unless a registration statement with respect to the Shares underlying such Award is effective and current or the Company has determined that such registration is unnecessary. In the event that the Committee determines in its discretion that the listing or qualification of the Shares available for issuance under the Plan on any securities exchange or quotation or trading system or under any applicable law or governmental regulation is necessary as a condition to the issuance of such Shares, a Stock Option or Stock Appreciation Right may not be exercised in whole or in part and a Restricted Stock or Stock Unit Award shall not vest or be settled unless such listing, qualification, consent or approval has been unconditionally obtained.

(e)	Limitation of Liability. The Company shall not be liable to a Participant or other persons as to: (i) the non-issuance or sale of Shares as to which the Company has been unable to obtain from any regulatory body having jurisdiction the authority deemed by Company counsel to be necessary to the lawful issuance and sale of any Shares hereunder; and (ii) any tax consequence expected, but not realized, by any Participant or other person due to the receipt, exercise or settlement of any Award granted hereunder.

21.	No Fractional Shares. No fractional shares of Common Stock shall be issued or delivered pursuant to the Plan or any Award. The Committee shall determine whether cash, or Awards, or other property shall be issued or paid in lieu of fractional shares or whether such fractional shares or any rights thereto shall be forfeited or otherwise eliminated.

22.	Duration; Amendment and Termination.

(a)	Duration. No Award shall be initially granted more than ten (10) years after the latest date upon which the Plan (including any amendment and restatement of the Plan) has been approved by stockholders, but Awards outstanding at that time shall remain outstanding and governed by the terms of the Plan.

(b)	Amendment and Termination. The Board or the Committee may amend, suspend or terminate the Plan and any outstanding Award Agreement at any time, subject to Sections 22(c) and (d) below.

(c)	Shareholder Approval. No amendment of the Plan may be made without approval of the Company shareholders, if the amendment will: (i) increase the aggregate number of shares of Common Stock that may be delivered through Awards under the Plan; (ii) increase the maximum number of Shares or cash that may be awarded to any Participant under Section 5 hereof; (iii) change the types of Business Criteria on which Performance-Based Awards are to be based under the Plan; (iv) modify the Plan so as to materially broaden eligibility for participation in the Plan; or (v) reduce the exercise price of any outstanding Stock Option or Stock Appreciation Rights Award; provided, however, that adjustments authorized under Section 14 are not subject to stockholder approval under this Section 22. In addition, no amendment of this Plan shall be made without shareholder approval if shareholder approval is required pursuant to rules promulgated by any stock exchange or quotation system on which Shares are listed or quoted or by applicable state or federal laws or regulations and the applicable laws of any foreign country or jurisdiction where Awards are, or will be, granted under the Plan.

(d)	Outstanding Awards. Notwithstanding any provision of this Plan to the contrary other than Sections 3(c), 14 and 22(e), no amendment or termination of the Plan or an Award Agreement shall adversely affect in any material way any Award previously granted under the Plan without the written consent of the Participant affected.

(e)	Amendments for Legal Compliance. Notwithstanding any other provision of this Plan to the contrary, the Board or Committee may amend the Plan or an Award Agreement, to take effect retroactively or otherwise, as deemed necessary or advisable for the purpose of conforming the Plan or an Award Agreement to any applicable law or regulation. By accepting an Award under this Plan, a Participant agrees to any amendment made pursuant to this Section 22(e) without further consideration or action.

23.	Prohibition Against Repricing. Unless the approval of the Company stockholders has been obtained, the Committee will not amend or replace previously granted Stock Options or Stock Appreciation Rights or otherwise take any action that constitutes a “repricing” of any Stock Option or Stock Appreciation Rights Award under the Plan. For this purpose, a “repricing” means: (a) amending the terms of a Stock Option or Stock Appreciation Right Award in a manner that has the effect of reducing its exercise price; (b) any other action that is treated as a repricing under generally accepted accounting principles or the rules of the securities exchange or automated quotation system on which the Shares are listed, quoted or traded; or (c) canceling a Stock Option or Stock Appreciation Rights Award at a time when its exercise price is equal to or greater than the Fair Market Value of the underlying Common Stock, in exchange for another Award or other equity or cash, unless the cancellation and exchange occurs in connection with a Change of Control as described in Section 13. Notwithstanding the foregoing, adjustments to Awards under Section 14 will not be deemed “repricings”.

24.	Third-Party Administrator. In connection with a Participant’s participation in the Plan, the Company may use the services of a third party administrator, including a brokerage firm administrator, and the Company may provide this administrator with personal information about a Participant, including a Participant’s name, social security number and address, as well as the details of each Award, and this administrator may provide information to the Company concerning the exercise of a Participant’s rights and account data as it relates to Awards under the Plan.

25.	Uncertificated Shares. To the extent that this Plan provides for issuance of certificates to reflect the transfer of Shares, the transfer of such Shares may be effected on a non-certificated basis, to the extent not prohibited by applicable law or the rules of any stock exchange or quotation system on which Shares are listed or quoted.

26.	Governing Law. This Plan, Awards granted hereunder and actions taken in connection herewith shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

27.	Successors and Assigns. The Plan shall be binding on all successors and assigns of the Company and a Participant, including, without limitation, the estate of such Participant and the executor, administrator or trustee of such estate, or any receiver or trustee in bankruptcy or representative of the Participant’s creditors.

28.	The Delivery and Execution of Electronic Documents. To the extent permitted by applicable law, the Company may (a) deliver by email or other electronic means (including posting on a website maintained by the Company or by a third party under contract with the Company) all documents relating to the Plan or any Award (including without limitation, prospectuses required by the Commission) and all other documents that the Company is required to deliver to its shareholders (including without limitation, annual reports and proxy statements) and (b) permit Participants to electronically execute applicable Plan documents (including, but not limited to, Award Agreements) in a manner prescribed by the Committee.

29.	No Representations or Warranties Regarding Tax Effect. Notwithstanding any provision of the Plan to the contrary or any action taken by the Company, Subsidiaries, Company affiliates, or the Board with respect to any income tax, social insurance, payroll tax, or other tax, the acceptance of an Award under the Plan represents the Participant’s acknowledgement that the ultimate liability for any such tax owed by the Participant is and remains the Participant’s responsibility, and that the Company makes no representations or warranties about the tax treatment of any Award, and does not commit to structure any aspect of the Award to reduce or eliminate a Participant’s tax liability, including without limitation, Code Sections 409A and 457A.

30.

Effective Date. This Plan was adopted by the Board of Directors of the Company and became effective upon receiving the approval of the Company’s stockholders at the 2015 Annual Meeting of Stockholders (the “Original Effective Date”). This amended and restated version of the Plan has been adopted by the Board of Directors of the Company and shall be effective as of the date of approval by the Company’s stockholders at the 2016 Annual Meeting of Stockholders (the “Effective Date”), by the affirmative vote of a majority of the voting power present in person or by proxy and entitled to vote generally in the election of directors and entitled to vote on the matter of approval of this Plan. Such stockholder approval shall be a condition to the right of each Participant to receive any Award hereunder.

ANNUAL MEETING OF STOCKHOLDERS OF

JUNIPER PHARMACEUTICALS, INC.

July 27, 2016

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:

The Notice of Meeting, proxy statement and proxy card

are available at http://www.astproxyportal.com/ast/18460/

Please sign, date and mail

your proxy card in the

envelope provided as soon

as possible.

i   Please detach along perforated line and mail in the envelope provided.  i

¢	00003333333333000000 5	072716

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” ALL NOMINEES, AND “FOR” PROPOSALS 2, 3 AND 4.

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE  ☒

	1.	Election of Directors

Nominees:
			FOR	AGAINST	ABSTAIN
		Frank Armstrong	☐	☐	☐
		Frank C. Condella, Jr.	☐	☐	☐
		Cristina Csimma	☐	☐	☐
		James A. Geraghty	☐	☐	☐
		Mary Ann Gray	☐	☐	☐
		Ann Merrifield	☐	☐	☐
		Nikin Patel	☐	☐	☐
	2.	Ratify the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2016.	☐	☐	☐

	3.	Approve the Amended and Restated 2015 Long-Term Incentive Plan.	☐	☐	☐
	4.	Approve in a non-binding advisory vote the Company’s executive compensation.	☐	☐	☐

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, the Proxy will be voted “FOR” the election of each of the nominees in Proposal 1 and “FOR” Proposals 2, 3 and 4.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐	PLEASE MARK, DATE, SIGN, AND MAIL THIS PROXY CARD PROMPTLY USING THE ENVELOPE PROVIDED.

Signature of Stockholder	Date:	Signature of Stockholder	Date:

¢	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

¢

                     ¢

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF

JUNIPER PHARMACEUTICALS, INC.

PROXY FOR ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JULY 27, 2016

The undersigned hereby appoints each of George O. Elston and Frank C. Condella, Jr., as Proxies, each with the power to appoint a substitute, to represent and to vote, with all the powers the undersigned would have if personally present, all the shares of Common Stock, $.01 par value per share, or, as the case may be, shares of Series B Convertible Preferred Stock, $.01 par value per share, of Juniper Pharmaceuticals, Inc. (the “Company”) held of record by the undersigned on June 13, 2016, at the Company’s Annual Meeting of Stockholders, to be held on July 27, 2016, or at any adjournment or adjournments thereof.

(Continued, and to be signed, on the reverse side.)

¢ 1.1	14475 ¢